                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07755

                            Nuveen Multistate Trust II
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                      Date of fiscal year end: February 28
                                               -----------

                      Date of reporting period: February 28, 2005
                                                -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated February 28,
                                               2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.
It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

[LOGO]

IT'S FAST, EASY & FREE:
www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which had owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders soon will be asked to formally approve the continuation of your Fund's management contract with Nuveen. We will be sending you more information about this process in the coming weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 14, 2005



        "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Managers' Comments

  Nuveen California Municipal Bond Fund
  Nuveen California Insured Municipal Bond Fund

  Portfolio managers Scott Romans and Dan Solender examine economic and market conditions, key investment strategies, and the performance of the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund. Scott, who has 5 years of investment experience, has managed the uninsured California Fund since 2003. Dan, with 18 years of investment experience, began managing the insured California Fund in May 2004.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the national and California municipal market during the 12-month period ended February 28, 2005?

The municipal bond market generally performed moderately well during the past 12 months, despite a series of six Federal Reserve interest-rate increases between June 30, 2004, and the end of the period and increases in other short-term and short-intermediate term interest rates. The Fed's actions, which sent the federal funds rate from 1.00 percent to 2.50 percent, came as the economy was enjoying steady growth. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 2.75 percent.) U.S. gross domestic product, a measure of national economic output, grew at an annualized rate of 3.3 percent during the second quarter of 2004, 4.0 percent in the third quarter, and 3.8 percent in the fourth quarter. As the economy strengthened, state and local governments around the country benefited from higher tax revenues and improved financial positions. These trends helped lower-rated bonds, which investors favored in their continued search for higher-yielding securities in a historically low longer-term interest rate environment.

Shorter-term municipal bond yields generally rose in line with the Fed's rate hikes, but long-term yields surprised many analysts and ended the reporting period only incrementally higher. Long-term yields were impacted by investors' apparent conclusion that inflation, despite sharply rising oil prices, remained under control, enabling the Fed to continue raising rates at its present "measured" pace.

Nationwide, municipal bond issuance totaled $385.5 billion in 2004, a 6 percent decline compared to the prior year. Issuance generally continued to be high by relative standards, however, as longer-term interest rates, though rising, remained historically low. California's new municipal issuance debt levels were high during the period, with new municipal issuance exceeding $54 billion during 2004, a 47 percent increase over the prior year's supply.

In January 2005, California Governor Arnold Schwarzenegger presented his proposed budget for the 2006 fiscal year, which begins on July 1, 2005. The budget includes $7 billion in spending cuts as well as $2 billion worth of debt issuance. Even if the budget were passed as recommended, an unlikely scenario, California would still face a structural deficit of $5 billion for the 2007 fiscal year. Despite a growing trend of chronic deficits, California's economic recovery has continued, leading to healthy revenue growth in the state. California's economy generally has been outperforming the nation's, with most economic sectors producing jobs during the past year. A particular economic bright spot has been the state's housing market, which benefited from another record year in 2004. At the end of January 2005, California's unemployment rate was 5.8 percent, a 0.7 percent improvement over the prior year but still higher than the national average of 5.2 percent. At period end, California had credit ratings of A3 from Moody's and A from Standard & Poor's. Both agencies upgraded California's rating during the first half of the period after the state improved its financial position through large-scale debt issuance.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Total Returns as of 2/28/05
--------------------------------------------------------------------------------

                                                   Average Annual
                                                ---------------------
                                                1-Year 5-Year 10-Year
                                                ---------------------
          Nuveen California Municipal Bond Fund
            A Shares at NAV                      4.02%  6.09%   5.66%
           A Shares at Offer                    -0.34%  5.18%   5.21%
          Lipper California Municipal Debt
            Funds Category Average/1/            2.90%  6.53%   5.81%
          Lehman Brothers Municipal Bond
            Index/2/                             2.96%  7.18%   6.51%
          -----------------------------------------------------------

          Nuveen California Insured Municipal
            Bond Fund
           A Shares at NAV                       1.88%  6.42%   5.68%
           A Shares at Offer                    -2.39%  5.50%   5.23%
          Lipper California Insured Municipal
            Debt Funds Category Average/1/       2.21%  6.44%   5.66%
          Lehman Brothers Municipal Bond
            Index/2/                             2.96%  7.18%   6.51%
          -----------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.


How did the Funds perform?

The chart above provides total return performance information for the two Funds for the one-year, five-year, and ten-year periods ended February 28, 2005. Each Fund's total return performance is compared with its corresponding Lipper peer fund category average, the Lipper California Municipal Debt Funds Category average and the Lipper California Insured Municipal Debt Funds Category average, as well as with the national Lehman Brothers Municipal Bond Index. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is difficult since most of the national index's results come from out-of-state bonds. Most out-of-state bonds do not benefit from the state tax exemption afforded to California bonds for California taxpayers.

The Nuveen California Municipal Bond Fund's Class A shares at net asset value outperformed the Fund's peer group average as well as the national Lehman Brothers Index during the period. The Fund's strong relative performance can be attributed in part to a healthy weighting in BBB-rated and non-rated securities. Lower-quality bonds tended to outperform as credit spreads (the difference in yield between lower-quality and higher-quality bonds) tightened, reflecting lower-quality issuers' improving financial health and investors' search for higher yields. Also adding to results was the Fund's relatively large weighting in longer-duration bonds, which outperformed shorter bonds hurt by rising interest rates for shorter-term bonds as longer-term rates held relatively steady. Additional positive influences were the Fund's healthcare and long-term care facility bonds, which generally gained in value during the period, and an underweighting in insured bonds, which tended to lag the overall market. However, the Fund's California general obligation bonds detracted from relative performance. Although the bonds we did own were strong performers, being underweight in this part of the market had a negative impact on relative results during the period.


--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended February 28, 2005. The Lipper categories contained 125, 98 and 62 funds in the Lipper California Municipal Debt Funds Category and 22, 22 and 18 funds in the Lipper California Insured Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 28, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3

The Nuveen California Insured Municipal Bond Fund underperformed both its Lipper peer group average and the Lehman Brothers index. The Fund's results were hurt when a number of its bonds, especially in the housing sector, were called, and this caused the prices of the bonds to fall from premiums to their call price. A related challenge was provided by some of our short-duration holdings, many of which faced near-term call dates and underperformed longer-term bonds. Approximately 13 percent of the portfolio will be callable in 2005. In addition, the Fund was exposed to pre-refunded bonds which was an underperforming sector last year as shorter-term bonds underperformed longer-term bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2005, each Fund had positive UNII for tax purposes and negative UNII for financial statement purposes.

What strategies were used to manage the Funds during the 12-month period?

In the uninsured Fund, we sought to add to the Fund's holdings in California general obligation (GO) bonds, particularly early in the period. For example, during the reporting period we purchased California GOs with coupon income of 5.125% and maturing in 2023. These bonds performed very well during the period, despite the overall sector's detraction from relative performance. A second strategy we pursued was to take advantage of narrowing credit spreads by trimming some of our holdings in strong-performing lower-rated bonds that had grown to represent a larger portion of the portfolio than we wished. To maintain an adequate level of diversification, we sought to manage the Fund's exposure to individual credits while maintaining what we believed was a suitable amount of income. Throughout the period, our investment focus was on intermediate bonds, although as the period progressed we believed that more value could be found by moving farther out on the yield curve (i.e., buying longer-term bonds). Early in the period, new purchases tended to be focused on 20-year bonds, but increasingly we looked to premium-coupon bonds with maturities of around 25 years, as we determined that these bonds were offering our shareholders the best combination of total return potential and defensive characteristics.

In the insured Fund, our strategy emphasized the portfolio's yield curve positioning. New investments focused on bonds with maturities between 15 and 20 years, as we believed this was the portion of the insured municipal yield curve offering shareholders the most attractive values. To buy these bonds, we used cash generated by recent bond calls and sales of some of our shortest-term holdings, which we believed were likely to be challenged by continued Fed rate increases and the attendant increases in short-intermediate term rates. Throughout the period, new purchases tended to focus on high-quality insured California bonds, with a particular emphasis on essential service general obligation debt, such as water and sewer and school district bonds.


                             Annual Report  Page 4

     Nuveen California Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                 Nuveen               Nuveen
         California Municipal  California Municipal    Lehman Brothers MD
           Bond Fund (Offer)      Bond Fund (NAV)     Municipal Bond Index
         --------------------  --------------------   --------------------
 2/1995       $ 9,580.00             $10,000.00          $10,000.00
 3/1995         9,652.04              10,075.20           10,115.00
 4/1995         9,667.29              10,091.12           10,127.14
 5/1995         9,969.78              10,406.87           10,450.19
 6/1995         9,840.47              10,271.89           10,359.28
 7/1995         9,865.17              10,297.68           10,457.69
 8/1995         9,986.71              10,424.54           10,590.50
 9/1995        10,060.01              10,501.06           10,657.22
10/1995        10,250.65              10,700.05           10,811.75
11/1995        10,451.97              10,910.20           10,991.23
12/1995        10,594.12              11,058.58           11,096.74
 1/1996        10,608.00              11,073.07           11,181.08
 2/1996        10,571.93              11,035.42           11,105.05
 3/1996        10,396.02              10,851.79           10,962.90
 4/1996        10,369.92              10,824.55           10,932.21
 5/1996        10,384.02              10,839.27           10,927.83
 6/1996        10,520.68              10,981.92           11,046.95
 7/1996        10,627.15              11,093.06           11,147.47
 8/1996        10,611.84              11,077.08           11,145.25
 9/1996        10,811.67              11,285.66           11,301.28
10/1996        10,909.40              11,387.69           11,428.98
11/1996        11,104.03              11,590.84           11,638.13
12/1996        11,088.48              11,574.61           11,589.25
 1/1997        11,051.89              11,536.42           11,611.27
 2/1997        11,131.02              11,619.02           11,718.10
 3/1997        11,000.01              11,482.26           11,562.25
 4/1997        11,122.00              11,609.60           11,659.37
 5/1997        11,276.37              11,770.74           11,834.26
 6/1997        11,388.68              11,887.98           11,960.89
 7/1997        11,672.95              12,184.70           12,292.20
 8/1997        11,592.87              12,101.12           12,176.66
 9/1997        11,706.71              12,219.95           12,321.56
10/1997        11,777.77              12,294.12           12,400.42
11/1997        11,869.28              12,389.65           12,473.58
12/1997        12,017.89              12,544.77           12,655.69
 1/1998        12,112.11              12,643.12           12,786.05
 2/1998        12,118.29              12,649.57           12,789.88
 3/1998        12,157.67              12,690.68           12,801.39
 4/1998        12,106.85              12,637.63           12,743.79
 5/1998        12,268.60              12,806.47           12,945.14
 6/1998        12,329.82              12,870.37           12,995.62
 7/1998        12,368.78              12,911.04           13,028.11
 8/1998        12,509.91              13,058.36           13,230.05
 9/1998        12,617.24              13,170.40           13,395.42
10/1998        12,622.42              13,175.80           13,395.42
11/1998        12,671.27              13,226.79           13,442.31
12/1998        12,687.99              13,244.25           13,475.91
 1/1999        12,775.16              13,335.24           13,636.28
 2/1999        12,757.78              13,317.10           13,576.28
 3/1999        12,787.13              13,347.73           13,595.29
 4/1999        12,816.54              13,378.43           13,629.27
 5/1999        12,775.40              13,335.49           13,550.22
 6/1999        12,615.32              13,168.39           13,355.10
 7/1999        12,633.23              13,187.09           13,403.18
 8/1999        12,483.66              13,030.96           13,295.95
 9/1999        12,477.79              13,024.83           13,301.27
10/1999        12,327.56              12,868.01           13,157.62
11/1999        12,375.14              12,917.68           13,297.09
12/1999        12,284.18              12,822.74           13,197.36
 1/2000        12,180.75              12,714.77           13,140.61
 2/2000        12,360.17              12,902.06           13,293.04
 3/2000        12,663.99              13,219.19           13,584.16
 4/2000        12,596.99              13,149.26           13,504.01
 5/2000        12,492.82              13,040.52           13,433.79
 6/2000        12,838.99              13,401.87           13,789.79
 7/2000        13,048.27              13,620.32           13,981.47
 8/2000        13,195.32              13,773.82           14,196.78
 9/2000        13,114.70              13,689.67           14,122.96
10/2000        13,097.39              13,671.59           14,276.90
11/2000        13,156.85              13,733.66           14,385.40
12/2000        13,448.54              14,038.14           14,740.72
 1/2001        13,482.70              14,073.80           14,886.66
 2/2001        13,595.01              14,191.03           14,934.29
 3/2001        13,433.91              14,022.87           15,068.70
 4/2001        13,245.83              13,826.55           14,905.96
 5/2001        13,357.63              13,943.24           15,066.94
 6/2001        13,456.87              14,046.84           15,167.89
 7/2001        13,675.95              14,275.52           15,392.38
 8/2001        14,000.35              14,614.14           15,646.35
 9/2001        13,977.52              14,590.32           15,593.15
10/2001        14,048.67              14,664.58           15,778.71
11/2001        13,978.01              14,590.82           15,646.17
12/2001        13,846.19              14,453.23           15,497.53
 1/2002        13,986.73              14,599.93           15,765.64
 2/2002        14,114.29              14,733.08           15,956.40
 3/2002        13,911.89              14,521.81           15,643.66
 4/2002        14,109.58              14,728.16           15,949.49
 5/2002        14,197.06              14,819.48           16,046.46
 6/2002        14,326.82              14,954.93           16,216.08
 7/2002        14,443.01              15,076.21           16,424.61
 8/2002        14,587.73              15,227.28           16,622.04
 9/2002        14,888.53              15,541.26           16,986.23
10/2002        14,552.49              15,190.50           16,704.60
11/2002        14,545.95              15,183.66           16,635.27
12/2002        14,793.52              15,442.09           16,986.11
 1/2003        14,697.21              15,341.56           16,943.13
 2/2003        14,915.02              15,568.92           17,180.00
 3/2003        14,902.05              15,555.37           17,190.31
 4/2003        15,034.23              15,693.35           17,304.11
 5/2003        15,415.35              16,091.18           17,709.20
 6/2003        15,270.29              15,939.76           17,633.76
 7/2003        14,683.30              15,327.03           17,016.57
 8/2003        14,817.80              15,467.43           17,143.69
 9/2003        15,264.26              15,933.46           17,647.54
10/2003        15,236.02              15,903.99           17,558.77
11/2003        15,459.84              16,137.62           17,741.91
12/2003        15,579.03              16,262.04           17,888.81
 1/2004        15,668.61              16,355.54           17,991.32
 2/2004        15,970.39              16,670.55           18,262.27
 3/2004        15,909.70              16,607.20           18,198.35
 4/2004        15,481.73              16,160.47           17,767.05
 5/2004        15,450.77              16,128.15           17,703.09
 6/2004        15,526.48              16,207.18           17,766.82
 7/2004        15,742.29              16,432.46           18,001.34
 8/2004        16,066.59              16,770.97           18,361.37
 9/2004        16,206.36              16,916.87           18,458.68
10/2004        16,361.95              17,079.28           18,617.43
11/2004        16,222.87              16,934.10           18,464.76
12/2004        16,474.32              17,196.58           18,690.03
 1/2005        16,678.61              17,409.82           18,863.85
 2/2005        16,615.23              17,343.66           18,801.60



================================================================================

     Nuveen California Insured Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

            Nuveen California   Nuveen California
            Insured Municipal    Insured Municipal    Lehman Brothers
            Bond Fund (Offer)     Bond Fund (NAV)    Municipal Bond Index
            -----------------   ------------------   --------------------
 2/1995         $10,000.00           $ 9,580.00          $10,000.00
 3/1995          10,072.60             9,649.55           10,115.00
 4/1995          10,046.61             9,624.65           10,127.14
 5/1995          10,473.19            10,033.32           10,450.19
 6/1995          10,249.38             9,818.91           10,359.28
 7/1995          10,272.75             9,841.29           10,457.69
 8/1995          10,395.51             9,958.90           10,590.50
 9/1995          10,468.80            10,029.11           10,657.22
10/1995          10,693.14            10,244.03           10,811.75
11/1995          10,939.08            10,479.64           10,991.23
12/1995          11,084.90            10,619.34           11,096.74
 1/1996          11,129.69            10,662.24           11,181.08
 2/1996          11,031.41            10,568.09           11,105.05
 3/1996          10,820.16            10,365.71           10,962.90
 4/1996          10,793.43            10,340.11           10,932.21
 5/1996          10,797.64            10,344.14           10,927.83
 6/1996          10,926.35            10,467.44           11,046.95
 7/1996          11,034.52            10,571.07           11,147.47
 8/1996          11,038.71            10,575.09           11,145.25
 9/1996          11,211.03            10,740.17           11,301.28
10/1996          11,341.86            10,865.50           11,428.98
11/1996          11,551.69            11,066.52           11,638.13
12/1996          11,524.54            11,040.51           11,589.25
 1/1997          11,433.03            10,952.85           11,611.27
 2/1997          11,535.13            11,050.66           11,718.10
 3/1997          11,357.26            10,880.26           11,562.25
 4/1997          11,460.04            10,978.72           11,659.37
 5/1997          11,661.17            11,171.40           11,834.26
 6/1997          11,775.80            11,281.21           11,960.89
 7/1997          12,099.40            11,591.22           12,292.20
 8/1997          11,950.81            11,448.88           12,176.66
 9/1997          12,077.85            11,570.58           12,321.56
10/1997          12,150.08            11,639.77           12,400.42
11/1997          12,236.95            11,723.00           12,473.58
12/1997          12,432.86            11,910.68           12,655.69
 1/1998          12,562.17            12,034.55           12,786.05
 2/1998          12,534.03            12,007.60           12,789.88
 3/1998          12,551.07            12,023.93           12,801.39
 4/1998          12,464.47            11,940.96           12,743.79
 5/1998          12,674.62            12,142.29           12,945.14
 6/1998          12,725.07            12,190.61           12,995.62
 7/1998          12,764.13            12,228.04           13,028.11
 8/1998          12,918.96            12,376.36           13,230.05
 9/1998          13,074.25            12,525.13           13,395.42
10/1998          13,079.08            12,529.76           13,395.42
11/1998          13,104.72            12,554.32           13,442.31
12/1998          13,109.44            12,558.84           13,475.91
 1/1999          13,219.16            12,663.96           13,636.28
 2/1999          13,199.20            12,644.84           13,576.28
 3/1999          13,202.77            12,648.25           13,595.29
 4/1999          13,218.35            12,663.17           13,629.27
 5/1999          13,138.24            12,586.44           13,550.22
 6/1999          12,937.36            12,393.99           13,355.10
 7/1999          12,953.14            12,409.11           13,403.18
 8/1999          12,800.42            12,262.81           13,295.95
 9/1999          12,768.81            12,232.52           13,301.27
10/1999          12,602.43            12,073.13           13,157.62
11/1999          12,681.07            12,148.46           13,297.09
12/1999          12,599.66            12,070.47           13,197.36
 1/2000          12,555.05            12,027.74           13,140.61
 2/2000          12,734.84            12,199.98           13,293.04
 3/2000          13,027.87            12,480.70           13,584.16
 4/2000          12,933.16            12,389.97           13,504.01
 5/2000          12,850.39            12,310.67           13,433.79
 6/2000          13,197.86            12,643.55           13,789.79
 7/2000          13,406.91            12,843.82           13,981.47
 8/2000          13,642.47            13,069.49           14,196.78
 9/2000          13,558.44            12,988.98           14,122.96
10/2000          13,680.06            13,105.49           14,276.90
11/2000          13,776.36            13,197.76           14,385.40
12/2000          14,223.82            13,626.42           14,740.72
 1/2001          14,229.51            13,631.87           14,886.66
 2/2001          14,260.24            13,661.31           14,934.29
 3/2001          14,383.17            13,779.07           15,068.70
 4/2001          14,084.29            13,492.75           14,905.96
 5/2001          14,234.57            13,636.71           15,066.94
 6/2001          14,305.74            13,704.90           15,167.89
 7/2001          14,577.55            13,965.29           15,392.38
 8/2001          14,917.64            14,291.10           15,646.35
 9/2001          14,868.56            14,244.08           15,593.15
10/2001          15,035.24            14,403.76           15,778.71
11/2001          14,927.29            14,300.34           15,646.17
12/2001          14,766.07            14,145.90           15,497.53
 1/2002          14,933.37            14,306.17           15,765.64
 2/2002          15,101.37            14,467.11           15,956.40
 3/2002          14,730.63            14,111.95           15,643.66
 4/2002          14,997.11            14,367.23           15,949.49
 5/2002          15,082.14            14,448.69           16,046.46
 6/2002          15,265.54            14,624.39           16,216.08
 7/2002          15,421.40            14,773.70           16,424.61
 8/2002          15,676.32            15,017.91           16,622.04
 9/2002          16,116.51            15,439.62           16,986.23
10/2002          15,706.18            15,046.52           16,704.60
11/2002          15,667.08            15,009.06           16,635.27
12/2002          16,000.16            15,328.15           16,986.11
 1/2003          15,871.36            15,204.76           16,943.13
 2/2003          16,118.16            15,441.19           17,180.00
 3/2003          16,147.33            15,469.14           17,190.31
 4/2003          16,308.00            15,623.06           17,304.11
 5/2003          16,660.41            15,960.67           17,709.20
 6/2003          16,513.13            15,819.58           17,633.76
 7/2003          15,906.94            15,238.84           17,016.57
 8/2003          16,025.76            15,352.68           17,143.69
 9/2003          16,442.75            15,752.16           17,647.54
10/2003          16,398.03            15,709.31           17,558.77
11/2003          16,620.38            15,922.33           17,741.91
12/2003          16,710.80            16,008.95           17,888.81
 1/2004          16,756.09            16,052.33           17,991.32
 2/2004          17,059.87            16,343.36           18,262.27
 3/2004          17,013.81            16,299.23           18,198.35
 4/2004          16,539.13            15,844.48           17,767.05
 5/2004          16,492.82            15,800.12           17,703.09
 6/2004          16,570.33            15,874.38           17,766.82
 7/2004          16,787.40            16,082.33           18,001.34
 8/2004          17,019.07            16,304.27           18,361.37
 9/2004          17,110.97            16,392.31           18,458.68
10/2004          17,282.08            16,556.24           18,617.43
11/2004          17,102.35            16,384.05           18,464.76
12/2004          17,353.75            16,624.90           18,690.03
 1/2005          17,478.70            16,744.60           18,863.85
 2/2005          17,382.57            16,652.50           18,801.60



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 5

  Fund Spotlight as of 2/28/05             Nuveen California Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.45   $10.44   $10.43   $10.45
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0395  $0.0330  $0.0350  $0.0415
         --------------------------------------------------------------
         Latest Ordinary Income
          Distribution/2/            $0.0020  $0.0020  $0.0020  $0.0020
         --------------------------------------------------------------
         Inception Date              9/07/94  3/07/97  9/19/94  7/01/86
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         4.02% -0.34%
                  -------------------------------------------
                  5-Year                         6.09%  5.18%
                  -------------------------------------------
                  10-Year                        5.66%  5.21%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         3.24% -0.73%
                  -------------------------------------------
                  5-Year                         5.31%  5.15%
                  -------------------------------------------
                  10-Year                        5.03%  5.03%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.49%
                  -------------------------------------------
                  5-Year                         5.50%
                  -------------------------------------------
                  10-Year                        5.03%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         4.26%
                  -------------------------------------------
                  5-Year                         6.31%
                  -------------------------------------------
                  10-Year                        5.87%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.54%  4.34%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.61%  3.45%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    5.51%  5.27%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.79%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.85%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.35%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.03%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.05%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.66%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.77%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.81%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    5.82%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.52%       -0.85%
                            ------------------------------------------
                            5-Year            5.39%        4.49%
                            ------------------------------------------
                            10-Year           5.49%        5.04%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.74%       -1.21%
                            ------------------------------------------
                            5-Year            4.62%        4.45%
                            ------------------------------------------
                            10-Year           4.86%        4.86%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.89%
                            ------------------------------------------
                            5-Year            4.81%
                            ------------------------------------------
                            10-Year           4.87%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.76%
                            ------------------------------------------
                            5-Year            5.62%
                            ------------------------------------------
                            10-Year           5.70%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $268,997
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    17.10
           ---------------------------------------------------------
           Average Duration                                     5.85
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.

                             Annual Report  Page 6

  Fund Spotlight as of 2/28/05             Nuveen California Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed         47.2%
AA                          12.5%
A                           17.9%
BBB                         10.2%
NR                           8.8%
BB or Lower                  3.4%

Sectors/1/

                          Tax Obligation/Limited 22.6%
                          ----------------------------
                          Tax Obligation/General 15.5%
                          ----------------------------
                          Utilities              15.4%
                          ----------------------------
                          Transportation         10.3%
                          ----------------------------
                          Water and Sewer         9.6%
                          ----------------------------
                          Healthcare              7.0%
                          ----------------------------
                          U.S. Guaranteed         5.0%
                          ----------------------------
                          Long-Term Care          3.9%
                          ----------------------------
                          Other                  10.7%
                          ----------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,034.10 $1,029.20 $1,030.40 $1,035.20 $1,020.53 $1,016.91 $1,017.85 $1,021.52
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.34 $    8.00 $    7.05 $    3.33 $    4.31 $    7.95 $    7.00 $    3.31
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .86%, 1.59%, 1.40% and .66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 7

  Fund Spotlight as of 2/28/05     Nuveen California Insured Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.91   $10.92   $10.85   $10.91
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0390  $0.0320  $0.0335  $0.0405
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0063  $0.0063  $0.0063  $0.0063
      --------------------------------------------------------------------
      Inception Date                    9/07/94  3/07/97  9/13/94  7/01/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         1.88% -2.39%
                  -------------------------------------------
                  5-Year                         6.42%  5.50%
                  -------------------------------------------
                  10-Year                        5.68%  5.23%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         1.10% -2.80%
                  -------------------------------------------
                  5-Year                         5.61%  5.44%
                  -------------------------------------------
                  10-Year                        5.06%  5.06%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         1.37%
                  -------------------------------------------
                  5-Year                         5.83%
                  -------------------------------------------
                  10-Year                        5.10%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.05%
                  -------------------------------------------
                  5-Year                         6.62%
                  -------------------------------------------
                  10-Year                        5.90%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.29%  4.11%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.90%  2.77%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.43%  4.23%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.52%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.14%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.27%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.71%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.34%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.57%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.45%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.10%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.73%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.40%       -2.88%
                            ------------------------------------------
                            5-Year            5.78%        4.86%
                            ------------------------------------------
                            10-Year           5.53%        5.08%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.52%       -3.35%
                            ------------------------------------------
                            5-Year            4.99%        4.83%
                            ------------------------------------------
                            10-Year           4.91%        4.91%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.79%
                            ------------------------------------------
                            5-Year            5.21%
                            ------------------------------------------
                            10-Year           4.95%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.56%
                            ------------------------------------------
                            5-Year            6.00%
                            ------------------------------------------
                            10-Year           5.75%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $259,807
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    19.93
           ---------------------------------------------------------
           Average Duration                                     5.12
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.

                             Annual Report  Page 8

  Fund Spotlight as of 2/28/05     Nuveen California Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

Insured                    90.7%
Insured/U.S. Guaranteed     9.3%

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
Sectors/1/

                          Tax Obligation/General 30.5%
                          ----------------------------
                          Tax Obligation/Limited 21.5%
                          ----------------------------
                          Transportation          9.6%
                          ----------------------------
                          U.S. Guaranteed         9.3%
                          ----------------------------
                          Water and Sewer         7.8%
                          ----------------------------
                          Utilities               6.4%
                          ----------------------------
                          Housing/Single Family   5.0%
                          ----------------------------
                          Other                   9.9%
                          ----------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,021.30 $1,017.30 $1,019.20 $1,022.10 $1,020.63 $1,017.01 $1,017.95 $1,021.62
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.21 $    7.85 $    6.91 $    3.21 $    4.21 $    7.85 $    6.90 $    3.21
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.57%, 1.38% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 9

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND
February 28, 2005


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.2%

    $  3,500 California County Tobacco Securitization Agency, Tobacco      6/12 at 100.00      Baa3 $     3,463,530
              Settlement Asset-Backed Bonds, Alameda County Tobacco
              Asset Securitization Corporation, Series 2002, 5.750%,
              6/01/29

       5,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB       5,099,800
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003A-1, 6.250%, 6/01/33
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 0.9%

       1,500 California Statewide Community Development Authority,        12/06 at 105.00       N/R       1,546,500
              Certificates of Participation, San Diego Space and Science
              Foundation, Series 1996, 7.500%, 12/01/26

       1,000 University of California, Certificates of Participation,      1/10 at 101.00       Aa2       1,054,810
              San Diego and Sacramento Campus Projects, Series 2002A,
              5.250%, 1/01/22
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 6.9%

       6,000 California Health Facilities Financing Authority, Revenue    12/09 at 101.00        A3       6,503,100
              Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.125%,
              12/01/30

       3,635 California Health Facilities Financing Authority, Insured     4/05 at 102.00         A       3,721,731
              Loan Program Small Facilities Revenue Bonds, Series 1994B,
              7.500%, 4/01/22

       3,370 California Health Facilities Financing Authority, Hospital    5/05 at 100.00       BB+       3,308,531
              Revenue Bonds, Downey Community Hospital, Series 1993,
              5.750%, 5/15/15

         550 California Statewide Community Development Authority,         7/15 at 100.00      BBB+         564,894
              Revenue Bonds, Daughters of Charity Health System, Series
              2005A, 5.250%, 7/01/35 (WI, settling 3/18/05)

       1,735 Central California Joint Powers Health Finance Authority,     8/05 at 100.00      Baa2       1,713,503
              Certificates of Participation, Community Hospitals of
              Central California, Series 1993, 5.000%, 2/01/23

       1,000 Central California Joint Powers Health Finance Authority,     2/11 at 101.00      Baa2       1,036,460
              Certificates of Participation, Community Hospitals of
              Central California, Series 2001, 5.625%, 2/01/21

       1,700 Loma Linda, California, Hospital Revenue Bonds, Loma Linda    6/05 at 101.00       BB+       1,726,724
              University Medical Center, Series 1993A, 6.000%, 12/01/06
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 2.9%

       1,950 ABAG Finance Authority for Non-Profit Corporations,             No Opt. Call      Baa2       2,117,700
              California, Multifamily Housing Revenue Refunding Bonds,
              United Dominion/2000 Post Apartments, Series 2000B,
              6.250%, 8/15/30 (Mandatory put 8/15/08)

       2,905 California Statewide Community Development Authority,         6/06 at 100.00       AAA       2,968,329
              FHA-Insured Senior Lien Multifamily Housing Revenue Bonds,
              Monte Vista Terrace, Series 1996A, 6.375%, 9/01/20

       2,080 Salinas, California, GNMA Collateralized Housing Facility     7/05 at 101.00       AAA       2,125,094
              Revenue Refunding Bonds, Villa Serra Project, Series
              1994A, 6.500%, 7/20/17

         470 Santa Cruz County Housing Authority, California, FNMA         7/05 at 100.00       AAA         471,105
              Collateralized Multifamily Housing Revenue Refunding
              Bonds, Series 1990A, 7.750%, 7/01/23
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.1%

         260 California Rural Home Mortgage Finance Authority,               No Opt. Call       AAA         264,971
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 1997A, 7.000%, 9/01/29 (Alternative
              Minimum Tax)

       7,815 California Department of Veterans Affairs, Home Purchase      6/05 at 101.00       Aa2       7,950,278
              Revenue Bonds, Series 2000C, 6.150%, 12/01/27

          65 San Bernardino County, California, Mortgage-Backed             5/07 at 22.57       AAA          12,947
              Securities Program Single Family Home Mortgage Revenue
              Bonds, Series 1997A, 0.000%, 5/01/31 (Alternative Minimum
              Tax)
-------------------------------------------------------------------------------------------------------------------
             Industrials - 0.6%

       1,000 California Municipal Finance Authority, Solid Waste             No Opt. Call       BBB       1,008,930
              Disposal Revenue Bonds, Waste Management Inc., Series
              2004, 4.100%, 9/01/14 (Alternative Minimum Tax) (Mandatory
              put 9/01/09)

         750 California Pollution Control Financing Authority, Solid         No Opt. Call      BBB+         788,820
              Waste Disposal Revenue Bonds, Republic Services Inc.,
              Series 2002C, 5.250%, 6/01/23 (Alternative Minimum Tax)
              (Mandatory put 12/01/17)

----
10

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.8%

             ABAG Finance Authority for Non-Profit Corporations,
             California, Revenue Bonds, Elder Care Alliance of
             Union City, Series 2004:
    $  1,850  5.400%, 8/15/24                                              8/14 at 100.00         A $     1,938,615
       2,130  5.600%, 8/15/34                                              8/14 at 100.00         A       2,248,066

       4,250 ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00       BB+       4,075,665
              California, Certificates of Participation, American
              Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27

       2,000 Chico Redevelopment Agency, California, Insured               8/05 at 100.00         A       2,006,200
              Certificates of Participation, Walker Senior Housing
              Corporation VII - Sierra Sunrise Lodge, Series 1991A,
              6.750%, 2/01/21
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 15.4%

       8,500 California, Various Purpose General Obligation Bonds,         3/10 at 101.00       AAA       9,422,335
              Series 2000, 5.750%, 3/01/27 - MBIA Insured

       3,335 California, General Obligation Bonds, Derivative Tax Exempt     No Opt. Call       AAA       5,197,831
              Receipts, Series 245, 13.690%, 2/01/15 (IF)

             California, General Obligation Bonds, Series 2004:
       2,500  5.000%, 2/01/20                                              2/14 at 100.00         A       2,648,450
       1,000  5.000%, 4/01/21                                              4/14 at 100.00         A       1,055,650
       6,000  5.125%, 4/01/23                                              4/14 at 100.00         A       6,366,720

             Central Unified School District, Fresno County, California,
             General Obligation Bonds, Series 2004A:
       1,000  5.500%, 7/01/22 - FGIC Insured                               7/14 at 100.00       AAA       1,119,630
       1,500  5.500%, 7/01/24 - FGIC Insured                               7/14 at 100.00       AAA       1,670,775

       1,035 Escondido Union School District, San Diego County,            8/12 at 100.00       AAA       1,123,389
              California, General Obligation Bonds, Series 2002A,
              5.250%, 8/01/23 - FSA Insured

       6,000 Los Angeles Unified School District, California, General      7/13 at 100.00       AAA       6,359,220
              Obligation Bonds, Series 2003A, 5.000%, 7/01/22 - FSA
              Insured

       2,000 Murrieta Valley Unified School District, Riverside County,    9/13 at 100.00       AAA       2,098,140
              California, General Obligation Bonds, Series 2003A,
              5.000%, 9/01/26 - FGIC Insured

       2,000 San Diego Unified School District, California, General        7/10 at 100.00       AAA       2,137,900
              Obligation Bonds, Election of 1998, Series 2000B, 5.125%,
              7/01/22 - MBIA Insured

       2,000 West Contra Costa Unified School District, Contra Costa       8/11 at 101.00       AAA       2,140,220
              County, California, General Obligation Bonds,
              Series 2003B, 5.000%, 8/01/20 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 22.4%

             California, Economic Recovery Revenue Bonds, Series 2004A:
       3,500  5.000%, 7/01/15                                              7/14 at 100.00       AA-       3,823,190
       2,500  5.000%, 7/01/16                                              7/11 at 100.00       AA-       2,696,025

       2,500 Daly City Housing Development Finance Agency, California,    12/13 at 102.00        A-       2,654,800
              Mobile Home Park Revenue Bonds, Franciscan Mobile Home
              Park Project, Series 2002A, 5.800%, 12/15/25

       2,000 La Mirada Redevelopment Agency, California, Special Tax      10/08 at 102.00       N/R       2,053,240
              Refunding Bonds, Community Facilities District 89-1, Civic
              Theatre Project, Series 1998, 5.700%, 10/01/20

       1,120 Lancaster Redevelopment Agency, California, Tax Allocation   12/14 at 100.00       AAA       1,176,862
              Refunding Bonds, Combined Fire Protection Facilities
              Project, Series 2004, 5.000%, 12/01/23 - XLCA Insured

       1,870 Lancaster Redevelopment Agency, California, Tax Allocation   12/14 at 100.00       AAA       1,964,940
              Refunding Bonds, Combined Area Sheriff's Facilities
              Projects, Series 2004, 5.000%, 12/01/23 - XLCA Insured

       2,500 Los Angeles County Schools, California, Certificates of       9/13 at 100.00       AAA       2,637,250
              Participation, Pooled Financing Program, Regionalized
              Business Services Corporation, Series 2003A, 5.000%,
              9/01/22 - FSA Insured

         995 Milpitas, California, Local Improvement District 20 Limited   3/05 at 103.00       N/R       1,033,725
              Obligation Bonds, Series 1998A, 5.700%, 9/02/18

             Moreno Valley Unified School District, Riverside County,
             California, Special Tax Bonds, Community Facilities
             District, Series 2004:
         805  5.550%, 9/01/29                                              9/05 at 102.00       N/R         807,061
       1,250  5.650%, 9/01/34                                              9/05 at 102.00       N/R       1,255,013

----
11

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,040 Nevada County, California, Certificates of Participation     10/11 at 100.00       Aaa $     1,153,058
              Refunding, Series 2001, 5.250%, 10/01/13 - MBIA Insured

       5,000 Oakland Redevelopment Agency, California, Subordinate Lien    3/13 at 100.00       AAA       5,575,550
              Tax Allocation Bonds, Central District Redevelopment
              Project, Series 2003, 5.500%, 9/01/15 - FGIC Insured

         805 Ontario, California, Assessment District 100C Limited         3/05 at 103.00       N/R         844,284
              Obligation Improvement Bonds, California Commerce Center
              Phase III, Series 1991, 8.000%, 9/02/11

       2,250 Orange County, California, Special Tax Bonds, Community       8/09 at 102.00       N/R       2,604,263
              Facilities District 99-1 of Ladera Ranch, Series 1999A,
              6.700%, 8/15/29

       2,000 Poway, California, Community Facilities District 88-1,        8/08 at 102.00       N/R       2,234,940
              Special Tax Refunding Bonds, Parkway Business Centre,
              Series 1998, 6.750%, 8/15/15

       1,645 Rancho Cucamonga, California, Limited Obligation              3/05 at 102.00       N/R       1,681,815
              Improvement Bonds, Masi Plaza Assessment District 93-1,
              Series 1997, 6.250%, 9/02/22

       2,000 Riverside County, California, Mobile Home Park Revenue        3/09 at 102.00       N/R       1,948,540
              Bonds, Bravo Mobile Home Park Project, Series 1999A,
              5.900%, 3/20/29

       1,000 Sacramento City Financing Authority, California, Lease          No Opt. Call       AAA       1,151,060
              Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
              AMBAC Insured

         500 Sacramento City Financing Authority, California, Lease          No Opt. Call       AA-         554,660
              Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20

         995 Sacramento County, Laguna, California, Special Tax           12/07 at 102.00       N/R       1,017,955
              Refunding Bonds, Community Facilities District 1 - Laguna
              Creek Ranch, Series 1997, 5.700%, 12/01/20

       2,000 San Dimas Housing Authority, California, Mobile Home Park     7/08 at 102.00       N/R       2,026,520
              Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
              Project, Series 1998A, 5.700%, 7/01/28

       2,880 San Francisco Redevelopment Agency, California, Lease         7/11 at 102.00       AAA       3,101,962
              Revenue Bonds, Moscone Convention Center, Series 2004,
              5.250%, 7/01/24 - AMBAC Insured

       7,090 San Marcos Redevelopment Agency, California, Tax Allocation  10/07 at 102.00         A       7,476,121
              Bonds, Affordable Housing Project, Series 1997A, 6.000%,
              10/01/27 (Alternative Minimum Tax)

       4,000 Shafter Joint Powers Financing Authority, California, Lease   1/07 at 101.00        A-       4,206,760
              Revenue Bonds, Community Correctional Facility Acquisition
              Project, Series 1997A, 6.050%, 1/01/17

       1,025 Stockton Public Financing Authority, California, Lease        9/14 at 100.00       AAA       1,111,582
              Revenue Bonds, Series 2004, 5.250%, 9/01/23 - FGIC Insured

       2,000 Taft Public Financing Authority, California, Lease Revenue    1/07 at 101.00        A-       2,103,380
              Bonds, Community Correctional Facility Acquisition, Series
              1997A, 6.050%, 1/01/17

       1,350 Vallejo Public Financing Authority, California, Limited         No Opt. Call       N/R       1,422,414
              Obligation Revenue Refinancing Bonds, Fairground Drive
              Assessment District 65, Series 1998, 5.700%, 9/02/11
-------------------------------------------------------------------------------------------------------------------
             Transportation - 10.2%

       3,000 Bay Area Toll Authority, California, Revenue Bonds, San       4/11 at 100.00        AA       3,233,760
              Francisco Bay Area Toll Bridge, Series 2001D, 5.000%,
              4/01/16

       4,460 California Infrastructure Economic Development Bank, First    7/13 at 100.00       AAA       4,727,020
              Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
              Series 2003A, 5.000%, 7/01/22 - FSA Insured

       2,000 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00      BBB-       1,852,680
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35

       2,750 Foothill/Eastern Transportation Corridor Agency,              1/14 at 101.00      BBB-       2,256,842
              California, Toll Road Revenue Refunding Bonds,
              Series 1999, 0.000%, 1/15/28

             Port of Oakland, California, Revenue Bonds, Series 2000K:
       2,000  5.500%, 11/01/09 (Alternative Minimum Tax) - FGIC Insured      No Opt. Call       AAA       2,196,800
       4,000  5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured    5/10 at 100.00       AAA       4,362,080

       5,500 Port of Oakland, California, Revenue Bonds, Series 2002M,    11/12 at 100.00       AAA       6,048,185
              5.250%, 11/01/19 - FGIC Insured

----
12

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Transportation (continued)

    $  2,475 San Francisco Airports Commission, California, Revenue        5/12 at 100.00       AAA $     2,679,980
              Refunding Bonds, San Francisco International Airport,
              Second Series 2002, Issue 28B, 5.250%, 5/01/22 - MBIA
              Insured
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 4.9%

       3,115 California Educational Facilities Authority, Revenue Bonds,   6/10 at 101.00   Baa3***       3,680,061
              Pooled College and University Projects, Series 2000C,
              6.750%, 6/01/30

       2,405 Los Angeles Harbors Department, California, Revenue Bonds,      No Opt. Call       AAA       3,037,635
              Series 1988, 7.600%, 10/01/18

       5,729 Merced Irrigation District, California, Subordinated          3/08 at 102.00       AAA       6,512,727
              Revenue Certificates of Participation, Electric System
              Project, Series 2000, 7.450%, 3/01/18 (Pre-refunded to
              3/01/08)
-------------------------------------------------------------------------------------------------------------------
             Utilities - 15.3%

         875 California Pollution Control Financing Authority, Solid       7/07 at 102.00       N/R         113,741
              Waste Disposal Revenue Bonds, CanFibre of Riverside,
              Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax) #

       4,500 California Department of Water Resources, Power Supply        5/12 at 101.00        A2       4,833,540
              Revenue Bonds, Series 2002A, 5.125%, 5/01/18

       6,420 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA       9,031,656
              Revenue Bonds, RITES PA-1120R, Series 2003, 13.232%,
              5/01/14 (IF) - AMBAC Insured

       2,875 California Statewide Community Development Authority,         6/05 at 102.00       N/R       2,925,226
              Certificates of Participation Refunding, Rio Bravo Fresno
              Project, Series 1999A, 6.300%, 12/01/18

             Los Angeles Department of Water and Power, California,
             Power System Revenue Bonds, Series 2001A-1:
       5,000  5.250%, 7/01/15                                              7/11 at 100.00       AA-       5,498,000
      10,000  5.250%, 7/01/21 - FSA Insured                                7/11 at 100.00       AAA      10,874,400

         500 Los Angeles Department of Water and Power, California,        7/13 at 100.00       AAA         532,405
              Power System Revenue Bonds, Series 2003A-2, 5.000%,
              7/01/21 - MBIA Insured

       3,405 Merced Irrigation District, California, Revenue Refunding     9/05 at 102.00      Baa3       3,504,801
              Bonds, Electric System Project, Series 2001, 6.850%,
              9/01/36

       3,470 Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101.00      Baa3       3,755,685
              Environmental Control Facilities Financing Authority,
              Co-Generation Facility Revenue Bonds, Series 2000A,
              6.625%, 6/01/26 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 9.5%

       6,080 California Department of Water Resources, Water System       12/12 at 100.00       AAA       6,593,578
              Revenue Bonds, Central Valley Project, Series 2002Z,
              5.000%, 12/01/17 - FGIC Insured

       1,270 California Department of Water Resources, Water System        6/13 at 100.00       AAA       1,403,198
              Revenue Bonds, Central Valley Project, Series 2003Y,
              5.250%, 12/01/16 - FGIC Insured

       2,000 California Statewide Community Development Authority, Water  10/13 at 100.00       AAA       2,156,800
              and Wastewater Revenue Bonds, Pooled Financing Program,
              Series 2003A, 5.250%, 10/01/23 - FSA Insured

       1,680 Castaic Lake Water Agency, California, Revenue Certificates   8/14 at 100.00       AAA       1,796,491
              of Participation, Series 2004A, 5.000%, 8/01/20 - AMBAC
              Insured

       4,250 Los Angeles Department of Water and Power, California,        7/11 at 100.00        AA       4,379,285
              Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%,
              7/01/41

       1,500 Metropolitan Water District of Southern California, Water    10/14 at 100.00       AAA       1,567,950
              Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 - MBIA
              Insured

       1,190 Pasadena, California, Water Revenue Refunding Bonds, Series   6/13 at 100.00       AAA       1,271,705
              2003, 5.000%, 6/01/20 - FGIC Insured

       1,670 Sacramento County Sanitation District Financing Authority,   12/10 at 101.00        AA       2,343,778
              California, Revenue Bonds, Series 694R-A, 14.004%,
              12/01/10 (IF)

       1,385 Sacramento County Sanitation District Financing Authority,   12/10 at 101.00        AA       1,826,219
              California, Revenue Bonds, Series 694R-B, 12.357%,
              12/01/11 (IF)

----
13

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                               Optional Call                     Market
Amount (000) Description                                                     Provisions* Ratings**            Value
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  2,055 Westlands Water District, California, Revenue Certificates   3/15 at 100.00       AAA $      2,168,416
              of Participation, Series 2005A, 5.000%, 9/01/24 - MBIA
              Insured
-------------------------------------------------------------------------------------------------------------------
    $247,564 Total Long-Term Investments (cost $252,612,370) - 99.1%                                    266,538,177
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.9%                                                         2,458,694
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $    268,996,871
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. determined that a sale of the facility was in the best interest of shareholders and proceeded accordingly. Investment valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
14

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
February 28, 2005


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 2.9%

    $  2,125 California Educational Facilities Authority, Student Loan     3/08 at 102.00       Aaa $     2,235,457
              Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
              3/01/21 (Alternative Minimum Tax) - MBIA Insured

       5,000 Long Beach Bond Financing Authority, California, Lease       11/11 at 101.00       AAA       5,292,350
              Revenue Refunding Bonds, Long Beach Aquarium of the South
              Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 2.5%

       2,000 Antelope Valley Healthcare District, California, Insured      1/08 at 102.00       AAA       2,116,500
              Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 -
              FSA Insured

       4,000 California Statewide Community Development Authority,         8/09 at 101.00       AAA       4,332,120
              Certificates of Participation, Sutter Health Obligated
              Group, Series 1999, 5.500%, 8/15/31 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.5%

       4,180 California Statewide Community Development Authority,        12/11 at 100.00       AAA       4,302,223
              Multifamily Housing Revenue Senior Bonds, Westgate
              Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34
              (Alternative Minimum Tax) - AMBAC Insured

       3,865 Los Angeles, California, GNMA Mortgage-Backed Securities      7/11 at 102.00       AAA       4,038,964
              Program Multifamily Housing Revenue Bonds, Park Plaza West
              Senior Apartments, Series 2001B, 5.400%, 1/20/31
              (Alternative Minimum Tax)

       1,980 Napa, California, FHA-Insured Mortgage Revenue Refunding      7/05 at 100.00       AAA       1,992,593
              Bonds, Creekside Park II Apartments, Series 1994A, 6.625%,
              7/01/25 - MBIA Insured

       1,285 Santa Cruz County Housing Authority, California, GNMA         7/09 at 102.00       AAA       1,329,307
              Collateralized Multifamily Housing Revenue Bonds,
              Northgate Apartments, Series 1999A, 5.500%, 7/20/40
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.0%

       3,985 California Rural Home Mortgage Finance Authority, FNMA        6/12 at 101.00       Aaa       4,088,451
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 2002D, 5.250%, 6/01/34 (Alternative
              Minimum Tax)

             California Department of Veterans Affairs, Home Purchase
             Revenue Bonds, Series 2002A:
       3,500  5.300%, 12/01/21 - AMBAC Insured                             6/12 at 101.00       AAA       3,720,640
       5,000  5.350%, 12/01/27 - AMBAC Insured                             6/12 at 101.00       AAA       5,234,950
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 30.5%

             Bonita Unified School District, San Diego County,
             California, General Obligation Bonds, Series 2004A:
       1,425  5.250%, 8/01/20 - MBIA Insured                               8/14 at 100.00       AAA       1,568,968
       1,570  5.250%, 8/01/21 - MBIA Insured                               8/14 at 100.00       AAA       1,720,846

      31,000 California, Various Purpose General Obligation Bonds,         3/10 at 101.00       AAA      34,363,810
              Series 2000, 5.750%, 3/01/27 - MBIA Insured

       3,570 California, General Obligation Bonds, Series 2004, 5.000%,    2/14 at 100.00       AAA       3,842,570
              2/01/17 - AMBAC Insured

       2,040 Chaffey Joint Union High School District, San Bernardino      8/15 at 100.00       AAA       2,173,906
              County, California, General Obligation Bonds, Series 2005,
              5.000%, 8/01/23 - FGIC Insured

       3,195 Desert Community College District, Riverside County,          8/14 at 100.00       AAA       3,388,329
              California, General Obligation Bonds, Series 2004A,
              5.000%, 8/01/23 - MBIA Insured

       1,365 El Segundo Unified School District, Los Angeles County,       9/14 at 100.00       AAA       1,503,957
              California, General Obligation Bonds, Series 2004, 5.250%,
              9/01/20 - FGIC Insured

       1,610 Eureka Unified School District, Humboldt County,              8/12 at 101.00       AAA       1,747,430
              California, General Obligation Bonds, Series 2002, 5.250%,
              8/01/23 - FSA Insured

       1,000 Fremont Unified School District, Alameda County,              8/12 at 101.00       AAA       1,063,830
              California, General Obligation Bonds, Series 2002A,
              5.000%, 8/01/21 - FGIC Insured

             Golden West Schools Financing Authority, California,
             General Obligation Revenue Refunding Bonds, School District
             Program, Series 1998A:
       2,650  0.000%, 8/01/19 - MBIA Insured                                8/13 at 68.56       AAA       1,215,820
       2,755  0.000%, 8/01/20 - MBIA Insured                                8/13 at 63.85       AAA       1,170,352

----
15

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  2,500 Huntington Beach Union High School District, Orange County,   8/14 at 100.00       AAA $     2,661,275
              California, General Obligation Bonds, Series 2004, 5.000%,
              8/01/22 - FSA Insured

             Imperial Community College District, Imperial County,
             California, General Obligation Bonds, Series 2005:
       1,330  5.000%, 8/01/23 - FGIC Insured                               8/14 at 100.00       AAA       1,410,478
       1,510  5.000%, 8/01/24 - FGIC Insured                               8/14 at 100.00       AAA       1,596,553

       1,460 Jurupa Unified School District, Riverside County,             8/13 at 100.00       AAA       1,538,504
              California, General Obligation Bonds, Series 2004, 5.000%,
              8/01/24 - FGIC Insured

       5,000 Los Angeles Unified School District, California, General      7/12 at 100.00       AAA       5,245,800
              Obligation Bonds, Series 2002E, 5.125%, 1/01/27 - MBIA
              Insured

       1,280 Los Angeles Unified School District, California, General      7/13 at 100.00       AAA       1,348,595
              Obligation Bonds, Series 2003A, 5.000%, 7/01/24 - FSA
              Insured

       2,105 San Bernardino Community College District, California,        8/13 at 100.00       AAA       2,241,846
              General Obligation Bonds, Series 2003A, 5.000%, 8/01/21 -
              MBIA Insured

       2,525 San Joaquin Delta Community College District, California,     8/15 at 100.00       AAA       2,647,261
              General Obligation Bonds, Series 2005A, 5.000%, 8/01/29 -
              FSA Insured

       2,335 San Juan Unified School District, Sacramento County,          8/14 at 100.00       AAA       2,523,458
              California, General Obligation Bonds, Series 2004A,
              5.000%, 8/01/18 - MBIA Insured

       1,000 San Ramon Valley Unified School District, Contra Costa        8/14 at 100.00       AAA       1,057,320
              County, California, General Obligation Bonds, Series 2004,
              5.000%, 8/01/24 - FSA Insured

       3,040 Sulphur Springs Union School District, Los Angeles County,      No Opt. Call       AAA       1,942,469
              California, General Obligation Bonds, Series 1991A,
              0.000%, 9/01/15 - MBIA Insured

       1,000 Washington Unified School District, Yolo County,              8/13 at 100.00       AAA       1,060,100
              California, General Obligation Bonds, Series 2004A,
              5.000%, 8/01/22 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.4%

         415 Barstow Redevelopment Agency, California, Tax Allocation        No Opt. Call       AAA         489,260
              Bonds, Central Redevelopment Project, Series 1994A,
              7.000%, 9/01/14 - MBIA Insured

       7,005 Big Bear Lake Financing Authority, San Bernardino County,     8/05 at 102.00       AAA       7,249,685
              California, Tax Allocation Revenue Refunding Bonds, Series
              1995, 6.300%, 8/01/25 - AMBAC Insured

       2,250 Brea and Olinda Unified School District, Orange County,       8/11 at 101.00       AAA       2,358,833
              California, Certificates of Participation Refunding,
              Series 2002A, 5.125%, 8/01/26 - FSA Insured

       1,960 California Infrastructure Economic Development Bank,         12/13 at 100.00       AAA       2,058,823
              Revenue Bonds, North County Center for Self-Sufficiency
              Corporation, Series 2004, 5.000%, 12/01/25 - AMBAC Insured

       2,000 Cerritos Public Financing Authority, California, Tax         11/17 at 102.00       AAA       2,138,680
              Allocation Revenue Bonds, Los Cerritos Redevelopment
              Projects, Series 2002A, 5.000%, 11/01/24 - AMBAC Insured

       5,285 Chino Unified School District, California, Certificates of    9/05 at 102.00       AAA       5,480,281
              Participation, Master Lease Program, Series 1995, 6.125%,
              9/01/26 - FSA Insured

       2,285 Folsom Cordova Unified School District, Sacramento County,   10/14 at 100.00       AAA       2,443,853
              California, General Obligation Bonds, School Facilities
              Improvement District 1, Series 2004B, 5.000%, 10/01/21 -
              MBIA Insured

       1,185 Folsom Cordova Unified School District, Sacramento County,   10/14 at 100.00       AAA       1,244,357
              California, General Obligation Bonds, School Facilities
              Improvement District 2, Series 2004B, 5.000%, 10/01/27 -
              FSA Insured

       1,000 Los Angeles Community Redevelopment Agency, California, Tax  12/14 at 100.00       AAA       1,071,310
              Allocation Bonds, Bunker Hill Project, Series 2004A,
              5.000%, 12/01/20 - FSA Insured

       2,000 Los Angeles County Metropolitan Transportation Authority,     7/13 at 100.00       AAA       2,147,160
              California, Proposition A First Tier Senior Sales Tax
              Revenue Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured

       1,460 Moreno Valley Unified School District, Riverside County,      3/14 at 100.00       AAA       1,538,446
              California, Certificates of Participation, Series 2005,
              5.000%, 3/01/23 - FSA Insured

       7,040 Norwalk Community Facilities Financing Authority, Los         9/05 at 102.00       AAA       7,296,819
              Angeles County, California, Tax Allocation Revenue
              Refunding Bonds, Series 1995A, 6.050%, 9/01/25 - FSA
              Insured

----
16

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  5,120 Orange County, California, Recovery Certificates of           7/06 at 102.00       AAA $     5,436,928
              Participation, Series 1996A, 6.000%, 7/01/26 - MBIA Insured

      14,050 Paramount Redevelopment Agency, California, Tax Allocation      No Opt. Call       AAA       4,685,254
              Refunding Bonds, Redevelopment Project Area 1, Series
              1998, 0.000%, 8/01/26 - MBIA Insured

       8,000 Riverside County, California, Asset Leasing Corporate         6/12 at 101.00       AAA       8,494,240
              Leasehold Revenue Bonds, Riverside County Hospital
              Project, Series 1997B, 5.000%, 6/01/19 - MBIA Insured

       1,490 Tulare Public Financing Authority, California, Lease         10/07 at 102.00       AAA       1,591,752
              Revenue Bonds, Capital Facilities Project, Series 1997,
              5.125%, 10/01/22 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Transportation - 9.5%

       6,500 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00       AAA       6,678,880
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35 - MBIA Insured

       3,255 Foothill/Eastern Transportation Corridor Agency,              1/10 at 101.00       AAA       3,606,768
              California, Toll Road Revenue Refunding Bonds,
              Series 1999, 5.750%, 1/15/40 - MBIA Insured

       2,000 Port of Oakland, California, Revenue Bonds, Series 2000K,     5/10 at 100.00       AAA       2,181,040
              5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

       1,290 San Francisco Airports Commission, California, Special        1/08 at 101.00       AAA       1,353,416
              Facilities Lease Revenue Bonds,
              San Francisco International Airport, SFO Fuel Company LLC,
              Series 1997A, 5.250%, 1/01/22 (Alternative Minimum Tax) -
              AMBAC Insured

       3,470 San Francisco Airports Commission, California, Revenue        5/08 at 101.00       AAA       3,675,979
              Bonds, San Francisco International Airport, Second Series
              Issue 16A, 5.375%, 5/01/16 (Alternative Minimum Tax) - FSA
              Insured

       1,320 San Francisco Airports Commission, California, Special        1/08 at 102.00       AAA       1,438,430
              Facilities Lease Revenue Bonds,
              San Francisco International Airport, SFO Fuel Company LLC,
              Series 2000A, 6.100%, 1/01/20 (Alternative Minimum Tax) -
              FSA Insured

         625 San Francisco Airports Commission, California, Revenue        5/10 at 101.00       AAA         661,206
              Bonds, San Francisco International Airport, Second Series
              2000, Issue 26B, 5.000%, 5/01/21 - FGIC Insured

       5,000 San Francisco Airports Commission, California, Revenue        5/11 at 100.00       AAA       5,174,000
              Refunding Bonds, San Francisco International Airport,
              Second Series 2001, Issue 27A, 5.250%, 5/01/31
              (Alternative Minimum Tax) - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 9.3%

         810 Barstow Redevelopment Agency, California, Tax Allocation        No Opt. Call       AAA         966,776
              Bonds, Central Redevelopment Project, Series 1994A,
              7.000%, 9/01/14 - MBIA Insured

       3,305 Centinela Valley Union High School District, Los Angeles      8/10 at 102.00       AAA       3,538,168
              County, California, General Obligation Bonds, Series
              2002C, 5.200%, 8/01/32 - FGIC Insured

       6,000 Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00       AAA       6,827,040
              Foundation - Kaiser Permanente, Series 1999A, 6.000%,
              1/01/29 (Pre-refunded to 1/01/10) - AMBAC Insured

       6,070 Sacramento City Unified School District, Sacramento County,   7/09 at 102.00       Aaa       6,956,766
              California, General Obligation Bonds, Series 2000A,
              6.000%, 7/01/29 (Pre-refunded to 7/01/09) - FGIC Insured

       2,500 San Bernardino County Transportation Authority, California,   3/05 at 100.00       AAA       2,739,850
              Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%,
              3/01/10 - FGIC Insured

       3,000 Shasta Lake, California, Certificates of Participation,       4/05 at 102.00       AAA       3,069,090
              Series 1996-2, 6.000%, 4/01/16 (Pre-refunded to 4/01/05) -
              FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Utilities - 6.4%

       1,310 Anaheim Public Finance Authority, California, Second Lien    10/14 at 100.00       AAA       1,448,677
              Electric Distribution Revenue Bonds, Series 2004, 5.250%,
              10/01/17 - MBIA Insured

       5,000 California Pollution Control Financing Authority,             4/11 at 102.00       AAA       5,404,200
              Remarketed Revenue Bonds, Pacific Gas and Electric
              Company, Series 1996A, 5.350%, 12/01/16 (Alternative
              Minimum Tax) - MBIA Insured

       1,000 California Pollution Control Financing Authority, Revenue     9/09 at 101.00       AAA       1,075,560
              Refunding Bonds, Southern California Edison Company,
              Series 1999B, 5.450%, 9/01/29 - MBIA Insured

       3,500 Northern California Power Agency, Revenue Refunding Bonds,    7/08 at 101.00       AAA       3,705,730
              Hydroelectric Project 1, Series 1998A, 5.125%, 7/01/23 -
              MBIA Insured

----
17

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  1,950 Salinas Valley Solid Waste Authority, California, Revenue     8/12 at 100.00       AAA $     2,044,516
              Bonds, Series 2002, 5.250%, 8/01/27 (Alternative Minimum
              Tax) - AMBAC Insured

       2,700 Santa Clara, California, Subordinate Electric Revenue         7/13 at 100.00       AAA       2,857,167
              Bonds, Series 2003A, 5.000%, 7/01/23 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.7%

       3,070 California Special District Finance Program, Certificates     9/10 at 100.00       AAA       3,234,460
              of Participation, Water and Wastewater Revenue Bonds,
              Jurupa Community Services District, Series 2001NN, 5.250%,
              9/01/32 - MBIA Insured

       2,850 Metropolitan Water District of Southern California, Water     1/08 at 101.00       AAA       2,914,322
              Revenue Bonds, Series 1997A, 5.000%, 7/01/37 - FGIC Insured

       6,000 Orange County Sanitation District, California, Certificates   8/13 at 100.00       AAA       6,206,100
              of Participation, Series 2003, 5.000%, 2/01/33 - FGIC
              Insured

       1,000 Orange County Water District, California, Revenue             2/15 at 100.00       AAA       1,054,980
              Certificates of Participation, Series 2005B,
              5.000%, 8/15/24 - MBIA Insured

       1,500 Sacramento County Sanitation District Financing Authority,   12/14 at 100.00       AAA       1,605,720
              California, Revenue Bonds, Series 2004A, 5.000%, 12/01/21
              - AMBAC Insured

       5,000 San Diego Public Facilities Financing Authority,              5/05 at 101.00       AAA       5,069,600
              California, Sewerage Revenue Bonds, Series 1995, 5.000%,
              5/15/25 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
    $256,755 Total Long-Term Investments (cost $241,838,477) - 99.7%                                    258,931,154
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.3%                                                           875,651
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   259,806,805
             ------------------------------------------------------------------------------------------------------

              Primarily all of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                                See accompanying notes to financial statements.

----
18

Statement of Assets and Liabilities
February 28, 2005

                                                                                                 California
                                                                                   California       Insured
-----------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $252,612,370 and $241,838,477, respectively) $266,538,177  $258,931,154
Receivables:
  Interest                                                                         4,186,945     3,350,350
  Investments sold                                                                   288,150            --
  Shares sold                                                                        179,799        35,283
Other assets                                                                           5,689         5,640
-----------------------------------------------------------------------------------------------------------
    Total assets                                                                 271,198,760   262,322,427
-----------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                       356,576       984,811
Payables:
  Investments purchased                                                              565,362            --
  Shares redeemed                                                                     22,198       377,218
Accrued expenses:
  Management fees                                                                    111,130       107,778
  12b-1 distribution and service fees                                                 33,806        33,969
  Other                                                                               80,247        77,191
Dividends payable                                                                  1,032,570       934,655
-----------------------------------------------------------------------------------------------------------
    Total liabilities                                                              2,201,889     2,515,622
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $268,996,871  $259,806,805
-----------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                      $ 69,151,499  $ 81,346,441
Shares outstanding                                                                 6,618,721     7,456,979
Net asset value per share                                                       $      10.45  $      10.91
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                               $      10.91  $      11.39
-----------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      $ 16,258,313  $ 18,559,927
Shares outstanding                                                                 1,557,089     1,698,907
Net asset value and offering price per share                                    $      10.44  $      10.92
-----------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                      $ 19,164,596  $ 12,951,674
Shares outstanding                                                                 1,837,172     1,193,911
Net asset value and offering price per share                                    $      10.43  $      10.85
-----------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                      $164,422,463  $146,948,763
Shares outstanding                                                                15,738,996    13,466,943
Net asset value and offering price per share                                    $      10.45  $      10.91
-----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------
Capital paid-in                                                                 $262,536,012  $243,155,395
Undistributed (Over-distribution of) net investment income                          (162,318)     (156,563)
Accumulated net realized gain (loss) from investments                             (7,302,630)     (284,704)
Net unrealized appreciation of investments                                        13,925,807    17,092,677
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $268,996,871  $259,806,805
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
19

Statement of Operations
Year Ended February 28, 2005

                                                                                   California
                                                                      California      Insured
---------------------------------------------------------------------------------------------
Investment Income                                                   $14,492,442  $13,330,527
---------------------------------------------------------------------------------------------
Expenses
Management fees                                                       1,424,629    1,409,278
12b-1 service fees - Class A                                            130,730      160,166
12b-1 distribution and service fees - Class B                           153,030      185,824
12b-1 distribution and service fees - Class C                           135,721       97,626
Shareholders' servicing agent fees and expenses                         156,198      138,776
Custodian's fees and expenses                                            71,635       69,803
Trustees' fees and expenses                                               5,928        3,869
Professional fees                                                        45,776       18,044
Shareholders' reports - printing and mailing expenses                    33,101       32,282
Federal and state registration fees                                       3,176        3,047
Other expenses                                                            8,913       11,823
---------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            2,168,837    2,130,538
  Custodian fee credit                                                   (9,224)      (7,237)
---------------------------------------------------------------------------------------------
Net expenses                                                          2,159,613    2,123,301
---------------------------------------------------------------------------------------------
Net investment income                                                12,332,829   11,207,226
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                               (51,830)    (286,406)
Net change in unrealized appreciation (depreciation) of investments  (1,326,270)  (6,330,145)
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (1,378,100)  (6,616,551)
---------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $10,954,729  $ 4,590,675
---------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
20

Statement of Changes in Net Assets

                                                                            California              California Insured
                                                                    --------------------------  --------------------------
                                                                       Year Ended    Year Ended    Year Ended    Year Ended
                                                                          2/28/05       2/29/04       2/28/05       2/29/04
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $ 12,332,829  $ 12,578,383  $ 11,207,226  $ 11,899,250
Net realized gain (loss) from investments                                (51,830)    2,150,247      (286,406)      512,628
Net change in unrealized appreciation (depreciation) of investments   (1,326,270)    3,235,329    (6,330,145)    2,806,548
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            10,954,729    17,963,959     4,590,675    15,218,426
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                             (3,009,504)   (2,624,137)   (3,476,841)   (3,495,719)
  Class B                                                               (622,503)     (702,891)     (699,301)     (762,723)
  Class C                                                               (744,201)     (752,695)     (488,685)     (514,366)
  Class R                                                             (7,998,261)   (8,538,243)   (6,707,998)   (7,023,534)
From accumulated net realized gains from investments:
  Class A                                                                     --            --       (46,002)     (125,598)
  Class B                                                                     --            --       (10,961)      (32,367)
  Class C                                                                     --            --        (7,497)      (20,737)
  Class R                                                                     --            --       (85,614)     (237,042)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (12,374,469)  (12,617,966)  (11,522,899)  (12,212,086)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                          28,400,679    23,520,419    15,205,484    26,590,676
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                         6,775,703     7,101,750     6,074,615     6,670,433
---------------------------------------------------------------------------------------------------------------------------
                                                                      35,176,382    30,622,169    21,280,099    33,261,109
Cost of shares redeemed                                              (30,912,607)  (35,692,927)  (27,713,724)  (35,767,986)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions     4,263,775    (5,070,758)   (6,433,625)   (2,506,877)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  2,844,035       275,235   (13,365,849)      499,463
Net assets at the beginning of year                                  266,152,836   265,877,601   273,172,654   272,673,191
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $268,996,871  $266,152,836  $259,806,805  $273,172,654
---------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of year                                                 $   (162,318) $   (121,158) $   (156,563) $     10,738
---------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
21

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service of the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2005, California had an outstanding when-issued purchase commitment of $565,362. There were no such outstanding purchase commitments in California Insured.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance
California Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such


----
22
municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2005, California invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. California Insured did not invest in any such securities during the fiscal year ended February 28, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
23

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      California
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           2/28/05                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          2,150,380  $ 21,755,892   1,487,459  $ 15,174,846
  Class B                                             93,993       970,696     113,078     1,154,753
  Class C                                            382,515     3,957,725     523,724     5,398,121
  Class R                                            165,121     1,716,366     175,048     1,792,699
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            111,654     1,151,215     114,283     1,171,890
  Class B                                             22,318       229,963      24,366       249,801
  Class C                                             31,882       328,245      34,571       354,011
  Class R                                            491,285     5,066,280     519,239     5,326,048
-----------------------------------------------------------------------------------------------------
                                                   3,449,148    35,176,382   2,991,768    30,622,169
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,222,538)  (12,599,709) (1,210,803)  (12,403,903)
  Class B                                           (190,119)   (1,944,729)   (297,137)   (3,028,615)
  Class C                                           (323,592)   (3,314,931)   (494,569)   (5,064,334)
  Class R                                         (1,269,802)  (13,053,238) (1,486,366)  (15,196,075)
-----------------------------------------------------------------------------------------------------
                                                  (3,006,051)  (30,912,607) (3,488,875)  (35,692,927)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                              443,097  $  4,263,775    (497,107) $ (5,070,758)
-----------------------------------------------------------------------------------------------------

                                                                  California Insured
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           2/28/05                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            863,206  $  9,412,701   1,474,456  $ 16,285,875
  Class B                                             53,718       586,334     229,618     2,543,666
  Class C                                            127,145     1,378,542     327,776     3,602,647
  Class R                                            346,141     3,827,907     378,343     4,158,488
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            126,683     1,381,635     137,968     1,519,567
  Class B                                             20,620       225,149      25,362       279,482
  Class C                                             21,638       234,602      25,164       275,504
  Class R                                            388,170     4,233,229     417,498     4,595,880
-----------------------------------------------------------------------------------------------------
                                                   1,947,321    21,280,099   3,016,185    33,261,109
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,037,905)  (11,242,623) (1,098,477)  (12,025,016)
  Class B                                           (281,058)   (3,053,467)   (300,648)   (3,315,317)
  Class C                                           (191,208)   (2,077,680)   (306,843)   (3,338,878)
  Class R                                         (1,043,144)  (11,339,954) (1,556,223)  (17,088,775)
-----------------------------------------------------------------------------------------------------
                                                  (2,553,315)  (27,713,724) (3,262,191)  (35,767,986)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (605,994) $ (6,433,625)   (246,006) $ (2,506,877)
-----------------------------------------------------------------------------------------------------


----
24

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended February 28, 2005, were as follows:

                                                    California
                                        California     Insured
                  --------------------------------------------
                  Purchases            $44,293,853 $55,858,259
                  Sales and maturities  41,464,576  63,377,079
                  --------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2005, the cost of investments was as follows:

                                                    California
                                       California      Insured
                 ---------------------------------------------
                 Cost of investments $252,778,129 $241,695,357
                 ---------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2005, were as follows:

                                                                California
                                                   California      Insured
      --------------------------------------------------------------------
      Gross unrealized:
        Appreciation                             $14,833,444  $17,382,001
        Depreciation                              (1,073,396)    (146,204)
      --------------------------------------------------------------------
      Net unrealized appreciation of investments $13,760,048  $17,235,797
      --------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2005, were as follows:

                                                             California
                                                  California    Insured
        ---------------------------------------------------------------
        Undistributed net tax-exempt income*        $839,375   $634,973
        Undistributed net ordinary income**               --         --
        Undistributed net long-term capital gains         --         --
        ---------------------------------------------------------------

 * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2005, paid on March 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 28, 2005 and February 29, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                                 California
     2005                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from net tax-exempt income       $12,305,999 $11,418,295
     Distributions from net ordinary income**            51,070     122,171
     Distributions from net long-term capital gains          --      25,661
     ----------------------------------------------------------------------

                                                                 California
     2004                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from net tax-exempt income       $12,672,617 $11,787,203
     Distributions from net ordinary income**                --      95,894
     Distributions from net long-term capital gains          --     338,852
     ----------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
25

At February 28, 2005, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                 California
                                      California    Insured
                     --------------------------------------
                     --------------------------------------
                     Expiration year:
                       2011           $1,920,794   $     --
                       2012            5,101,139         --
                       2013               84,060    284,475
                     --------------------------------------
                     Total            $7,105,993   $284,475
                     --------------------------------------

At February 28, 2005, California Insured elected to defer $230 of net realized losses from investments incurred from November 1, 2004 through February 28, 2005 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the current fiscal year.

5. Management Fee and Other Transactions with Affiliates

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of March 31, 2005, the complex level fee rate was .1920%; that is, the funds' effective management fees were reduced by approximately .008%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
26

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Management Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .5500%
              For the next $125 million                    .5375
              For the next $250 million                    .5250
              For the next $500 million                    .5125
              For the next $1 billion                      .5000
              For the next $3 billion                      .4750
              For net assets over $5 billion               .4500
              ---------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of California and .975% of the average daily net assets of California Insured. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 28, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            California
                                                 California    Insured
          ------------------------------------------------------------
          Sales charges collected (unaudited)      $148,963   $170,150
          Paid to authorized dealers (unaudited)    127,187    146,479
          ------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             Commission advances (unaudited)    $65,524    $49,809
             -----------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2005, the Distributor retained such 12b-1 fees as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             12b-1 fees retained (unaudited)   $150,645   $165,000
             -----------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2005, as follows:

                                                     California
                                          California    Insured
                -----------------------------------------------
                CDSC retained (unaudited)    $31,515    $67,038
                -----------------------------------------------


----
27

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and NAM, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April, 1, 2005, to shareholders of record on March 9, 2005, as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Dividend per share:
                     Class A               $.0395     $.0390
                     Class B                .0330      .0320
                     Class C                .0350      .0335
                     Class R                .0415      .0405
                   -----------------------------------------



----
28

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                            Investment Operations       Less Distributions
                                         --------------------------- -----------------------                    --------


CALIFORNIA




                                                          Net
                               Beginning       Net  Realized/            Net                  Ending              Ending
                                     Net   Invest- Unrealized        Invest-                     Net                 Net
                                   Asset      ment       Gain           ment  Capital          Asset     Total    Assets
Year Ended February 28/29,         Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2005                             $10.52      $.48      $(.08) $ .40   $(.47)   $  --  $(.47) $10.45      4.02% $ 69,151
 2004                              10.30       .49        .22    .71    (.49)      --   (.49)  10.52      7.08    58,671
 2003                              10.25       .50        .06    .56    (.51)      --   (.51)  10.30      5.67    53,441
 2002                              10.42       .53       (.15)   .38    (.53)    (.02)  (.55)  10.25      3.82    53,078
 2001                              10.01       .57        .41    .98    (.57)      --   (.57)  10.42      9.99    52,540
Class B (3/97)
 2005                              10.51       .40       (.07)   .33    (.40)      --   (.40)  10.44      3.24    16,258
 2004                              10.29       .41        .22    .63    (.41)      --   (.41)  10.51      6.30    17,139
 2003                              10.24       .43        .06    .49    (.44)      --   (.44)  10.29      4.88    18,431
 2002                              10.41       .45       (.15)   .30    (.45)    (.02)  (.47)  10.24      3.04    15,012
 2001                              10.00       .49        .41    .90    (.49)      --   (.49)  10.41      9.23    14,825
Class C (9/94)
 2005                              10.50       .42       (.07)   .35    (.42)      --   (.42)  10.43      3.49    19,165
 2004                              10.29       .43        .21    .64    (.43)      --   (.43)  10.50      6.42    18,341
 2003                              10.25       .45        .05    .50    (.46)      --   (.46)  10.29      5.02    17,320
 2002                              10.42       .47       (.14)   .33    (.48)    (.02)  (.50)  10.25      3.28    14,918
 2001                              10.01       .51        .41    .92    (.51)      --   (.51)  10.42      9.42    14,077
Class R (7/86)
 2005                              10.52       .50       (.07)   .43    (.50)      --   (.50)  10.45      4.26   164,422
 2004                              10.31       .51        .21    .72    (.51)      --   (.51)  10.52      7.22   172,001
 2003                              10.26       .52        .07    .59    (.54)      --   (.54)  10.31      5.92   176,687
 2002                              10.43       .55       (.15)   .40    (.55)    (.02)  (.57)  10.26      4.06   180,205
 2001                              10.02       .59        .41   1.00    (.59)      --   (.59)  10.43     10.23   187,532
-------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(c)   Reimbursement(d)
CALIFORNIA                                         -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                               Ratio of     ment  Ratio of     ment  Ratio of     ment
                               Expenses   Income  Expenses   Income  Expenses   Income
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,       Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (9/94)
 2005                               .86%    4.62%      .86%    4.62%      .86%    4.62%        16%
 2004                               .88     4.74       .88     4.74       .87     4.75         28
 2003                               .89     4.91       .89     4.91       .88     4.92         25
 2002                               .88     5.15       .88     5.15       .87     5.16          6
 2001                               .88     5.52       .88     5.52       .87     5.53         39
Class B (3/97)
 2005                              1.61     3.87      1.61     3.87      1.61     3.87         16
 2004                              1.63     3.99      1.63     3.99      1.62     4.00         28
 2003                              1.64     4.16      1.64     4.16      1.63     4.17         25
 2002                              1.63     4.41      1.63     4.41      1.62     4.42          6
 2001                              1.63     4.77      1.63     4.77      1.62     4.78         39
Class C (9/94)
 2005                              1.41     4.07      1.41     4.07      1.41     4.07         16
 2004                              1.43     4.19      1.43     4.19      1.42     4.20         28
 2003                              1.44     4.37      1.44     4.37      1.43     4.37         25
 2002                              1.43     4.60      1.43     4.60      1.42     4.61          6
 2001                              1.43     4.97      1.43     4.97      1.42     4.98         39
Class R (7/86)
 2005                               .66     4.82       .66     4.82       .66     4.82         16
 2004                               .68     4.94       .68     4.94       .67     4.95         28
 2003                               .69     5.12       .69     5.12       .68     5.12         25
 2002                               .68     5.35       .68     5.35       .67     5.37          6
 2001                               .68     5.72       .68     5.72       .67     5.73         39
--------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
29

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                            Investment Operations       Less Distributions
                                         --------------------------- -----------------------                    --------


CALIFORNIA INSURED




                                                          Net
                               Beginning       Net  Realized/            Net                  Ending              Ending
                                     Net   Invest- Unrealized        Invest-                     Net                 Net
                                   Asset      ment       Gain           ment  Capital          Asset     Total    Assets
Year Ended February 28/29,         Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2005                             $11.19      $.46      $(.26) $ .20   $(.47)   $(.01) $(.48) $10.91      1.88% $ 81,346
 2004                              11.06       .48        .15    .63    (.48)    (.02)  (.50)  11.19      5.84    83,966
 2003                              10.92       .49        .23    .72    (.50)    (.08)  (.58)  11.06      6.73    77,312
 2002                              10.85       .51        .12    .63    (.52)    (.04)  (.56)  10.92      5.90    70,068
 2001                              10.19       .52        .67   1.19    (.53)      --   (.53)  10.85     11.98    63,775
Class B (3/97)
 2005                              11.20       .38       (.26)   .12    (.39)    (.01)  (.40)  10.92      1.10    18,560
 2004                              11.07       .40        .15    .55    (.40)    (.02)  (.42)  11.20      5.04    21,346
 2003                              10.94       .41        .21    .62    (.41)    (.08)  (.49)  11.07      5.82    21,602
 2002                              10.86       .43        .12    .55    (.43)    (.04)  (.47)  10.94      5.18    18,985
 2001                              10.20       .45        .66   1.11    (.45)      --   (.45)  10.86     11.14    13,487
Class C (9/94)
 2005                              11.12       .40       (.25)   .15    (.41)    (.01)  (.42)  10.85      1.37    12,952
 2004                              10.99       .42        .14    .56    (.41)    (.02)  (.43)  11.12      5.25    13,751
 2003                              10.86       .43        .21    .64    (.43)    (.08)  (.51)  10.99      6.04    13,082
 2002                              10.78       .44        .13    .57    (.45)    (.04)  (.49)  10.86      5.42    11,794
 2001                              10.13       .46        .66   1.12    (.47)      --   (.47)  10.78     11.32     7,489
Class R (7/86)
 2005                              11.19       .49       (.27)   .22    (.49)    (.01)  (.50)  10.91      2.05   146,949
 2004                              11.05       .50        .16    .66    (.50)    (.02)  (.52)  11.19      6.11   154,110
 2003                              10.91       .51        .22    .73    (.51)    (.08)  (.59)  11.05      6.91   160,678
 2002                              10.84       .53        .11    .64    (.53)    (.04)  (.57)  10.91      6.08   162,649
 2001                              10.18       .54        .67   1.21    (.55)      --   (.55)  10.84     12.18   162,081
-------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(c)   Reimbursement(d)
CALIFORNIA INSURED                                 -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                               Ratio of     ment  Ratio of     ment  Ratio of     ment
                               Expenses   Income  Expenses   Income  Expenses   Income
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,       Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (9/94)
 2005                               .84%    4.25%      .84%    4.25%      .84%    4.26%        22%
 2004                               .86     4.38       .86     4.38       .86     4.38         14
 2003                               .86     4.47       .86     4.47       .86     4.48         25
 2002                               .87     4.64       .87     4.64       .85     4.66         40
 2001                               .88     4.97       .88     4.97       .87     4.98         16
Class B (3/97)
 2005                              1.59     3.50      1.59     3.50      1.59     3.51         22
 2004                              1.61     3.63      1.61     3.63      1.61     3.63         14
 2003                              1.61     3.72      1.61     3.72      1.61     3.73         25
 2002                              1.62     3.89      1.62     3.89      1.60     3.91         40
 2001                              1.63     4.22      1.63     4.22      1.62     4.23         16
Class C (9/94)
 2005                              1.40     3.70      1.40     3.70      1.39     3.71         22
 2004                              1.41     3.83      1.41     3.83      1.41     3.83         14
 2003                              1.41     3.93      1.41     3.93      1.41     3.93         25
 2002                              1.42     4.10      1.42     4.10      1.40     4.12         40
 2001                              1.43     4.42      1.43     4.42      1.42     4.43         16
Class R (7/86)
 2005                               .65     4.45       .65     4.45       .64     4.46         22
 2004                               .66     4.58       .66     4.58       .66     4.58         14
 2003                               .66     4.67       .66     4.67       .66     4.68         25
 2002                               .67     4.84       .67     4.84       .65     4.86         40
 2001                               .68     5.18       .68     5.18       .67     5.18         16
--------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated April 12, 2002.

PricewaterhouseCoopers LLP

Chicago, IL
April 19, 2005


----
31

                                     Notes

--------------------------------------------------------------------------------
32

                                     Notes

--------------------------------------------------------------------------------
33

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman and Director (since 1996) of Nuveen       154
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp./4/;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management; Director (since 1996) of
                                                          Institutional Capital Corporation; Chairman
                                                          and Director (since 1999) of Rittenhouse
                                                          Asset Management, Inc.; Chairman of Nuveen
                                                          Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        154
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (1989) as Senior Vice President of         154
7/29/34                                                   The Northern Trust Company; Director,
333 W. Wacker Drive                                       Community Advisory Board for Highland Park
Chicago, IL 60606                                         and Highwood, United Way of the North Shore
                                                          (since 2002).


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          154
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire & Casualty Company; formerly Director,
                                                          Federal Reserve Bank of Chicago; formerly,
                                                          President and Chief Operating Officer, SCI
                                                          Financial Group, Inc., a regional financial
                                                          services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       154
3/16/48                                                   School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2003); previously Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director, Credit Research
                                                          Center at Georgetown University; Director of
                                                          Xerox Corporation (since 2004).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (2004) as Chairman, JPMorgan Fleming       152
10/28/42                                                  Asset Management, President and CEO, Banc
333 W. Wacker Drive                                       One Investment Advisors Corporation, and
Chicago, IL 60606                                         President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; currently a member
                                                          of the American and Wisconsin Bar
                                                          Associations.


---------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997      Chairman, formerly, Senior Partner and Chief       154
9/24/44                                                   Operating Officer, Miller-Valentine Partners
333 W. Wacker Drive                                       Ltd., a real estate investment company;
Chicago, IL 60606                                         formerly, Vice President, Miller-Valentine
                                                          Realty, a construction company; Chair,
                                                          Premier Health Partners, the not-for-profit
                                                          company of Miami Valley Hospital; Board
                                                          Member, formerly Chair, Dayton Development
                                                          Coalition; President, Dayton Philharmonic
                                                          Orchestra; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton,
                                                          Ohio and Business Advisory Council,
                                                          Cleveland Federal Reserve Bank.

----
34

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                  Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate              Held with       Elected or   Including other Directorships                  Overseen by
and Address            the Funds      Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee            1997      Executive Director, Gaylord and Dorothy            154
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine     Trustee            2005      Senior Vice President for Business and             154
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                  Position(s)     Year First                                                 Fund Complex
Birthdate              Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed (3) During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:

---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988      Managing Director (since 2002), Assistant          154
9/9/56                 Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos     Vice President     2004      Managing Director (since 2005), previously,        154
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000      Vice President (since 2002), formerly,             154
2/3/66                 and Assistant                Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                    previously, Associate of Nuveen Investments,
Chicago, IL 60606                                   LLC.


---------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999      Vice President of Nuveen Investments, LLC          154
11/28/67               and Treasurer                (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                 President (since 1997); Vice President and
Chicago, IL 60606                                   Treasurer of Nuveen Investments, Inc. (since
                                                    1999); Vice President and Treasurer of
                                                    Nuveen Advisory Corp. and Nuveen
                                                    Institutional Advisory Corp./4/ (since
                                                    1999); Vice President and Treasurer of
                                                    Nuveen Asset Management (since 2002) and of
                                                    Nuveen Investments Advisers Inc. (since
                                                    2002); Assistant Treasurer of NWQ Investment
                                                    Management Company, LLC (since 2002); Vice
                                                    President and Treasurer of Nuveen
                                                    Rittenhouse Asset Management, Inc. (since
                                                    2003); Chartered Financial Analyst.

----
35

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First                                                 Fund Complex
Birthdate             Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000      Vice President (since 2002) and Assistant          154
9/24/64               and Secretary                General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp./4/ and Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004) formerly,           154
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/; Managing Director of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002) of Nuveen           154
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/ (since 1995); Managing
                                                   Director of Nuveen Asset Management (since
                                                   2001); Vice President of Nuveen Investment
                                                   Advisers Inc. (since 2002); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              154
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              154
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.;/4/ formerly, Senior Attorney
                                                   (1994 to 2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              154
3/22/63                                            Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                President (since 1999); prior thereto,
Chicago, IL 60606                                  Associate of Nuveen Investments, LLC;
                                                   Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President (since 1999), previously,           154
8/27/61                                            Assistant Vice President (since 1993) of
333 W. Wacker Drive                                Nuveen Investments, LLC.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988      Vice President, Assistant Secretary and            154
7/27/51               and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                    Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Assistant Secretary of Nuveen Investments,
                                                   Inc. and (since 1997) Nuveen Asset
                                                   Management; Vice President (since 2000),
                                                   Assistant Secretary and Assistant General
                                                   Counsel (since 1998) of Rittenhouse Asset
                                                   Management; Vice President and Assistant
                                                   Secretary of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Secretary of
                                                   NWQ Investment Management Company, LLC
                                                   (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
36

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
37

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-CA-0205D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated February 28,
                                               2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Connecticut Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund


[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.
It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

[LOGO]

IT'S FAST, EASY & FREE:
www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which had owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders soon will be asked to formally approve the continuation of your Fund's management contract with Nuveen. We will be sending you more information about this process in the coming weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 14, 2005



        "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Nuveen Connecticut, New Jersey, New York, and New York Insured Municipal Bond Funds

  Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Nuveen Connecticut, New Jersey, New York, and New York Insured Municipal Bond Funds. Paul, who has 14 years of investment experience, has managed the Connecticut, New York and New York Insured Funds since 1999 and the New Jersey Fund since 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-month period ended February 28, 2005?

The municipal bond market generally performed moderately well during the past 12 months, despite a series of six Federal Reserve interest-rate increases between June 30, 2004, and the end of the period and increases in other short-term and short-intermediate term interest rates. The Fed's actions, which sent the federal funds rate from 1.00 percent to 2.50 percent, came as the economy was enjoying steady growth. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 2.75 percent.) U.S. gross domestic product, a measure of national economic output, grew at an annualized rate of 3.3 percent during the second quarter of 2004, 4.0 percent in the third quarter, and 3.8 percent in the fourth quarter. As the economy strengthened, state and local governments around the country benefited from higher tax revenues and improved financial positions. These trends helped lower-rated bonds, which investors favored in their continued search for higher-yielding securities in a historically low longer-term interest rate environment.

Shorter-term municipal bond yields generally rose in line with the Fed's rate hikes, but long-term yields surprised many analysts and ended the reporting period only incrementally higher. Long-term yields were impacted by investors' apparent conclusion that inflation, despite sharply rising oil prices, remained under control, enabling the Fed to continue raising rates at its present "measured" pace.

Nationwide, municipal bond issuance totaled $385.5 billion in 2004, a 6 percent decline compared to the prior year. Issuance generally continued to be high by relative standards, however, as longer-term interest rates, though rising, remained historically low. Connecticut issued $5.8 billion worth of debt in 2004, a 3 percent decline compared to its 2003 supply, while New York's 2004 issuance of $38 billion represented an approximately 9 percent decline, despite several large New York City bond issues during the period. New Jersey, however, was a very active debt issuer last year. The state's municipal supply amounted to $3.4 billion, a 93 percent increase compared to in 2003.

How did the Funds perform?

The chart on the next page provides total return performance information for the four Funds for the one-year, five-year, and ten-year periods ended February 28, 2005. Each Fund's total return performance is compared with its corresponding state-specific Lipper peer fund category, as well as with the national Lehman Brothers Municipal Bond Index. The reasons for each Fund's variance from its corresponding state-specific Lipper peer fund category average and the national Lehman Brothers Index are discussed later in the report. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is difficult since most of the national index's results come from out-of-state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Total Returns as of 2/28/05
--------------------------------------------------------------------------------

                                                    Average Annual
                                                 ---------------------
                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Connecticut Municipal Bond
           Fund
          A Shares at NAV                         2.89%  6.85%   5.96%
          A Shares at Offer                      -1.42%  5.93%   5.51%
         Lipper Connecticut Municipal Debt
           Funds Category Average/1/              1.75%  6.28%   5.63%
         Lehman Brothers Municipal Bond Index/2/  2.96%  7.18%   6.51%
         -------------------------------------------------------------
         Nuveen New Jersey Municipal Bond
           Fund
          A Shares at NAV                         3.20%  6.81%   5.80%
          A Shares at Offer                      -1.13%  5.89%   5.35%
         Lipper New Jersey Municipal Debt
           Funds Category Average/1/              2.50%  6.31%   5.48%
         Lehman Brothers Municipal Bond Index/2/  2.96%  7.18%   6.51%
         -------------------------------------------------------------
         Nuveen New York Municipal Bond Fund
          A Shares at NAV                         3.12%  6.81%   6.22%
          A Shares at Offer                      -1.24%  5.88%   5.77%
         Lipper New York Municipal Debt Funds
           Category Average/1/                    2.14%  6.48%   5.68%
         Lehman Brothers Municipal Bond Index/2/  2.96%  7.18%   6.51%
         -------------------------------------------------------------
         Nuveen New York Insured Municipal
           Bond Fund
          A Shares at NAV                         2.59%  6.77%   5.77%
          A Shares at Offer                      -1.70%  5.85%   5.32%
         Lipper New York Insured Municipal
           Debt Funds Category Average/1/         1.93%  6.31%   5.50%
         Lehman Brothers Municipal Bond Index/2/  2.96%  7.18%   6.51%
         -------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2005, all of the Funds in this report had positive UNII for tax purposes and negative UNII for financial statement purposes.

How would you describe the economic environment and municipal market conditions in Connecticut, New Jersey, and New York?

The Connecticut economy, anchored by the manufacturing, financial services, education, and health care sectors, continued to recover during the past 12 months. Connecticut is projected to finish the 2005 fiscal year with a general fund surplus of $336 million, in part because of higher income-tax receipts and real estate tax collections. Governor M. Jodi Rell recently submitted her proposed 2006-07 biennial budget, which includes a $1.1 billion budget gap to be closed through higher cigarette and corporate taxes along with spending cuts. At the end of January 2005, Connecticut's unemployment rate stood at 4.7 percent, well below the national average of 5.2 percent. Connecticut maintained a credit rating of Aa3 with a stable outlook from Moody's, and a rating of AA with a stable outlook from Standard & Poor's (S&P).

--------------------------------------------------------------------------------
1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended February 28, 2005. The Lipper categories contained 22, 21 and 13 funds in the Lipper Connecticut Municipal Debt Funds Category, 56, 50 and 36 funds in the Lipper New Jersey Municipal Debt Funds Category, 110, 88 and 56 funds in the Lipper New York Municipal Debt Funds Category and 8, 8 and 6 funds in the Lipper New York Insured Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 28, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.


                             Annual Report  Page 3

New Jersey's unemployment rate was a well-below-average 3.9 percent as of January 2005. The state's diverse economy, which has benefited from an influx of jobs from nearby New York City, has recovered more quickly than many other states, in part because its recession was milder. However, New Jersey did run budget deficits during the 2002, 2003, and 2004 fiscal years. These gaps were closed in part by drawing down the state's rainy day fund and issuing bonds backed by tobacco settlement funds. To balance its $28 billion budget for fiscal 2005, New Jersey relied on new borrowing, deficit financing, and a variety of new taxes. The state's financial challenges led to credit-rating downgrades from Moody's and S&P. In July, Moody's lowered New Jersey's credit rating to Aa3, while S&P downgraded the state's rating to AA-.

New York's budget for the 2005 fiscal year, adopted more than four months late, saw its budget gap closed through a combination of spending cuts and the use of one-time revenues. Late in the reporting period, Governor George Pataki proposed a $106 billion budget for the 2006 fiscal year. The budget included a multi-billion shortfall to be repaired in part through Medicaid cuts, higher taxes and fees, and reduced government spending. As of January 2005, New York's unemployment rate stood at 5.0 percent, slightly below the national average. The state maintained an S&P credit rating of AA with a stable outlook, upgraded from negative in September 2004 as a result of New York's improving economy. Moody's upgraded New York's credit rating to A1 during the period.

What strategies were used to manage the Funds during the 12-month period, and how did these strategies influence performance?

Connecticut Fund. During the past 12 months, the Nuveen Connecticut Municipal Bond Fund's total return at net asset value outperformed its Lipper peer group average but modestly trailed the national Lehman Brothers index. The Fund generally was helped by the performance of its BBB-rated holdings, which made up nearly 10 percent of the portfolio at the end of the period.

The Fund also benefited from favorable security selection. One area of strength was in the resource recovery sector, particularly waste disposal bonds issued for Ogden Martin. Security selection in the healthcare sector also added to performance during the period, with bonds issued by the Connecticut Health and Education Facilities Authority, Hospital for Special Care performing especially well. Also, six months ago in our report to shareholders, we cited Puerto Rico bonds backed by tobacco settlement revenues as relatively weak performers. These securities recovered dramatically during the second half of the reporting period, however, as investors saw an improving legal environment for the issuers. (Interest income from securities issued by U.S. territories and possessions is exempt from federal, state and local taxes in all 50 states.)

These positive influences were partly offset by the Fund's modest weighting in housing bonds, which have not fared well with interest rates at historically low levels. When rates are low, homeowners become more likely to prepay mortgages, increasing the pace at which housing bonds are called. In fact, some of the portfolio's investments in this sector were called during the period, and those that weren't tended to lag the market.

The Fund's yield curve positioning also detracted somewhat from performance, especially as the period went on. One of our management strategies was to reinvest cash in high-quality bonds occupying what we would consider the short-intermediate part of the municipal yield curve. With the Fed raising short-term rates during much of the period, we believed that yields were likely to rise on longer bonds and that it would be prudent to reduce the portfolio's sensitivity to interest rates. To our surprise, and to the surprise of most analysts, securities on the long end of the municipal yield curve performed better than expected. Thus, the portfolio's relatively defensive positioning in short-intermediate bonds was not helpful to performance in an environment in which shorter-


                             Annual Report  Page 4
term yields rose and long-term yields either fell or remained relatively stable. However, we believe that adding to the Fund's short-intermediate holdings may help performance if long-term rates follow short-term rates upward, a trend we started detecting very late in the reporting period.

New Jersey Fund. The Nuveen New Jersey Municipal Bond Fund enjoyed strong performance during the period, with the Fund's total return at net asset value outpacing both the Lipper New Jersey Municipal Debt Funds Category Average and the Lehman Brothers Municipal Bond Index. The Fund's performance benefited from many of the same factors influencing the Connecticut Fund. Bond appreciation from some of the Fund's lower-rated holdings added to results, with a weighting in BBB-rated bonds, approximately 12 percent of the portfolio at period end, particularly helpful. The Fund also benefited from strong security selection, especially from positions in the industrial revenue sector and from bonds backed by tobacco settlement revenues.

As with the Connecticut Fund, we favored intermediate maturity bonds in the New Jersey Fund. However, because we were relatively comfortable with this portfolio's duration, we purchased bonds representing a wider spectrum of intermediate maturities. The supply of new municipal debt was ample in New Jersey during the period, especially as time went on. In late summer and early fall 2004, the state offered several bond issues backed by cigarette taxes or vehicle fees, while in January 2005 New Jersey provided refinancing deals available at what we believed were attractive terms. With both bond issues offering a wide assortment of securities to choose from, we invested in those that we believed offered our shareholders the best available values. Many of these bonds were insured, contributing to a modest increase in the portfolio's already relatively high credit quality.

New York Funds. The Nuveen New York Municipal Bond Fund also performed well on a relative basis during the 12 months ending February 28, 2005, with the Fund's total return at net asset value outpacing both its Lipper peer group average as well as the national Lehman Brothers index. The Nuveen New York Insured Municipal Bond Fund also outperformed its Lipper peer group average but trailed the Lehman Brothers index during the period.

In the uninsured Fund, lower-rated securities, especially BBB-rated bonds, added to performance. Security selection also helped, with portfolio holdings in industrial development revenue bonds strong contributors during the period. The uninsured Fund also benefited from its relatively long duration, which helped performance as longer-dated bonds tended to outperform their shorter counterparts. More mixed results came from the Fund's inverse floating rate holdings. These securities, which are highly sensitive to rate changes, posted positive total returns during the period. However, because their level of coupon income varies inversely to short-term interest rates, their income payments fell as short-term rates rose. A more clearly negative impact came from the Fund's weighting in housing bonds, many of which were called as interest rates continued to be at historically low levels.

The insured Fund, meanwhile, was helped by its yield curve positioning, with a weighting in intermediate bonds adding to performance during the period. However, the insured Fund also included a number of advance refunded securities, which, as is typical, had relatively short maturity dates. As shorter-term rates rose during the period, these bonds tended to lag the market.

In both New York Funds, new investments tended to focus on intermediate-term bonds. Although new purchase and sales activity was relatively light in both portfolios during the past 12 months, we were most active in the New York City municipal market, purchasing a number of intermediate bonds with 10- to 15-year maturity dates. In both Funds, we also looked to sell some of our shortest-maturity bonds, particularly those facing near-term calls.


                             Annual Report  Page 5

     Nuveen Connecticut Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

              Nuveen Connecticut    Nuveen Connecticut
             Municipal Bond Fund   Municipal Bond Fund    Lehman Brothers
                    (Offer)               (NAV)          Municipal Bond Index
             -------------------   -------------------   --------------------
 2/1995         $ 9,580.00              $10,000.00            $10,000.00
 3/1995           9,664.97               10,088.70             10,115.00
 4/1995           9,682.18               10,106.66             10,127.14
 5/1995           9,978.45               10,415.92             10,450.19
 6/1995           9,890.04               10,323.64             10,359.28
 7/1995           9,957.40               10,393.94             10,457.69
 8/1995          10,063.84               10,505.05             10,590.50
 9/1995          10,120.50               10,564.20             10,657.22
10/1995          10,257.33               10,707.02             10,811.75
11/1995          10,432.63               10,890.01             10,991.23
12/1995          10,559.49               11,022.43             11,096.74
 1/1996          10,587.47               11,051.64             11,181.08
 2/1996          10,542.68               11,004.89             11,105.05
 3/1996          10,390.55               10,846.09             10,962.90
 4/1996          10,346.91               10,800.54             10,932.21
 5/1996          10,395.65               10,851.41             10,927.83
 6/1996          10,492.95               10,952.98             11,046.95
 7/1996          10,592.21               11,056.59             11,147.47
 8/1996          10,599.63               11,064.33             11,145.25
 9/1996          10,760.00               11,231.73             11,301.28
10/1996          10,850.28               11,325.97             11,428.98
11/1996          11,032.89               11,516.58             11,638.13
12/1996          10,998.69               11,480.88             11,589.25
 1/1997          11,006.38               11,488.92             11,611.27
 2/1997          11,118.65               11,606.11             11,718.10
 3/1997          10,988.01               11,469.73             11,562.25
 4/1997          11,079.86               11,565.62             11,659.37
 5/1997          11,225.57               11,717.71             11,834.26
 6/1997          11,339.73               11,836.88             11,960.89
 7/1997          11,637.62               12,147.83             12,292.20
 8/1997          11,536.49               12,042.27             12,176.66
 9/1997          11,652.09               12,162.93             12,321.56
10/1997          11,746.59               12,261.57             12,400.42
11/1997          11,808.49               12,326.19             12,473.58
12/1997          11,969.68               12,494.44             12,655.69
 1/1998          12,074.77               12,604.15             12,786.05
 2/1998          12,091.56               12,621.66             12,789.88
 3/1998          12,119.37               12,650.69             12,801.39
 4/1998          12,046.53               12,574.66             12,743.79
 5/1998          12,231.92               12,768.19             12,945.14
 6/1998          12,282.69               12,821.18             12,995.62
 7/1998          12,310.45               12,850.15             13,028.11
 8/1998          12,474.79               13,021.70             13,230.05
 9/1998          12,593.92               13,146.06             13,395.42
10/1998          12,587.75               13,139.62             13,395.42
11/1998          12,638.99               13,193.10             13,442.31
12/1998          12,667.42               13,222.78             13,475.91
 1/1999          12,776.62               13,336.76             13,636.28
 2/1999          12,758.09               13,317.42             13,576.28
 3/1999          12,762.81               13,322.35             13,595.29
 4/1999          12,802.76               13,364.05             13,629.27
 5/1999          12,736.82               13,295.22             13,550.22
 6/1999          12,587.55               13,139.40             13,355.10
 7/1999          12,592.33               13,144.40             13,403.18
 8/1999          12,429.89               12,974.83             13,295.95
 9/1999          12,386.76               12,929.81             13,301.27
10/1999          12,198.73               12,733.54             13,157.62
11/1999          12,276.19               12,814.39             13,297.09
12/1999          12,183.75               12,717.90             13,197.36
 1/2000          12,103.22               12,633.84             13,140.61
 2/2000          12,267.58               12,805.40             13,293.04
 3/2000          12,494.16               13,041.92             13,584.16
 4/2000          12,449.68               12,995.49             13,504.01
 5/2000          12,367.51               12,909.72             13,433.79
 6/2000          12,647.02               13,201.48             13,789.79
 7/2000          12,828.12               13,390.53             13,981.47
 8/2000          13,010.03               13,580.40             14,196.78
 9/2000          12,965.14               13,533.55             14,122.96
10/2000          13,072.49               13,645.61             14,276.90
11/2000          13,141.91               13,718.07             14,385.40
12/2000          13,467.96               14,058.41             14,740.72
 1/2001          13,537.86               14,131.38             14,886.66
 2/2001          13,634.11               14,231.85             14,934.29
 3/2001          13,743.73               14,346.27             15,068.70
 4/2001          13,619.21               14,216.30             14,905.96
 5/2001          13,754.45               14,357.46             15,066.94
 6/2001          13,877.28               14,485.68             15,167.89
 7/2001          14,079.75               14,697.02             15,392.38
 8/2001          14,322.90               14,950.84             15,646.35
 9/2001          14,287.67               14,914.06             15,593.15
10/2001          14,425.69               15,058.13             15,778.71
11/2001          14,323.12               14,951.07             15,646.17
12/2001          14,220.28               14,843.72             15,497.53
 1/2002          14,414.25               15,046.19             15,765.64
 2/2002          14,542.53               15,180.10             15,956.40
 3/2002          14,303.31               14,930.39             15,643.66
 4/2002          14,500.98               15,136.72             15,949.49
 5/2002          14,589.58               15,229.21             16,046.46
 6/2002          14,733.87               15,379.83             16,216.08
 7/2002          14,920.26               15,574.38             16,424.61
 8/2002          15,093.33               15,755.04             16,622.04
 9/2002          15,477.00               16,155.54             16,986.23
10/2002          15,160.65               15,825.32             16,704.60
11/2002          15,096.37               15,758.22             16,635.27
12/2002          15,455.21               16,132.79             16,986.11
 1/2003          15,358.93               16,032.28             16,943.13
 2/2003          15,634.47               16,319.90             17,180.00
 3/2003          15,638.06               16,323.66             17,190.31
 4/2003          15,814.62               16,507.95             17,304.11
 5/2003          16,207.93               16,918.50             17,709.20
 6/2003          16,079.23               16,784.17             17,633.76
 7/2003          15,424.81               16,101.05             17,016.57
 8/2003          15,515.04               16,195.25             17,143.69
 9/2003          15,973.05               16,673.33             17,647.54
10/2003          15,916.34               16,614.14             17,558.77
11/2003          16,133.44               16,840.76             17,741.91
12/2003          16,255.09               16,967.73             17,888.81
 1/2004          16,302.39               17,017.11             17,991.32
 2/2004          16,605.78               17,333.80             18,262.27
 3/2004          16,532.71               17,257.53             18,198.35
 4/2004          16,094.60               16,800.21             17,767.05
 5/2004          16,049.53               16,753.17             17,703.09
 6/2004          16,096.08               16,801.75             17,766.82
 7/2004          16,326.25               17,042.01             18,001.34
 8/2004          16,649.51               17,379.45             18,361.37
 9/2004          16,742.75               17,476.77             18,458.68
10/2004          16,913.52               17,655.03             18,617.43
11/2004          16,744.39               17,478.48             18,464.76
12/2004          16,995.55               17,740.66             18,690.03
 1/2005          17,168.91               17,921.62             18,863.85
 2/2005          17,086.50               17,835.59             18,801.60


================================================================================


     Nuveen New Jersey Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

           Nuveen New Jersey     Nuveen New Jersey
          Municipal Bond Fund   Municipal Bond Fund     Lehman Brothers
                   (Offer)             (NAV)          Municipal Bond Index
          -------------------   -------------------   --------------------
 2/1995         $ 9,580.00            $10,000.00           $10,000.00
 3/1995           9,650.41             10,073.50            10,115.00
 4/1995           9,682.45             10,106.94            10,127.14
 5/1995           9,959.56             10,396.20            10,450.19
 6/1995           9,875.90             10,308.88            10,359.28
 7/1995           9,950.17             10,386.40            10,457.69
 8/1995          10,054.15             10,494.94            10,590.50
 9/1995          10,128.85             10,572.91            10,657.22
10/1995          10,243.71             10,692.81            10,811.75
11/1995          10,409.15             10,865.50            10,991.23
12/1995          10,503.56             10,964.05            11,096.74
 1/1996          10,537.91             10,999.90            11,181.08
 2/1996          10,470.89             10,929.94            11,105.05
 3/1996          10,350.78             10,804.58            10,962.90
 4/1996          10,322.22             10,774.76            10,932.21
 5/1996          10,344.82             10,798.35            10,927.83
 6/1996          10,429.24             10,886.47            11,046.95
 7/1996          10,513.92             10,974.87            11,147.47
 8/1996          10,526.43             10,987.93            11,145.25
 9/1996          10,664.12             11,131.65            11,301.28
10/1996          10,739.51             11,210.35            11,428.98
11/1996          10,909.95             11,388.26            11,638.13
12/1996          10,880.38             11,357.39            11,589.25
 1/1997          10,886.91             11,364.21            11,611.27
 2/1997          10,979.12             11,460.46            11,718.10
 3/1997          10,889.75             11,367.18            11,562.25
 4/1997          11,004.21             11,486.64            11,659.37
 5/1997          11,129.98             11,617.94            11,834.26
 6/1997          11,223.70             11,715.76            11,960.89
 7/1997          11,514.28             12,019.08            12,292.20
 8/1997          11,411.92             11,912.23            12,176.66
 9/1997          11,539.85             12,045.77            12,321.56
10/1997          11,635.51             12,145.63            12,400.42
11/1997          11,698.11             12,210.97            12,473.58
12/1997          11,850.19             12,369.71            12,655.69
 1/1998          11,945.34             12,469.04            12,786.05
 2/1998          11,973.53             12,498.47            12,789.88
 3/1998          12,001.79             12,527.97            12,801.39
 4/1998          11,916.70             12,439.14            12,743.79
 5/1998          12,024.78             12,551.97            12,945.14
 6/1998          12,121.94             12,653.39            12,995.62
 7/1998          12,160.98             12,694.13            13,028.11
 8/1998          12,303.87             12,843.29            13,230.05
 9/1998          12,436.26             12,981.48            13,395.42
10/1998          12,440.98             12,986.41            13,395.42
11/1998          12,492.36             13,040.05            13,442.31
12/1998          12,485.24             13,032.61            13,475.91
 1/1999          12,593.49             13,145.61            13,636.28
 2/1999          12,572.33             13,123.52            13,576.28
 3/1999          12,586.54             13,138.35            13,595.29
 4/1999          12,636.63             13,190.64            13,629.27
 5/1999          12,603.27             13,155.82            13,550.22
 6/1999          12,461.74             13,008.08            13,355.10
 7/1999          12,464.23             13,010.68            13,403.18
 8/1999          12,294.84             12,833.86            13,295.95
 9/1999          12,222.06             12,757.89            13,301.27
10/1999          12,039.09             12,566.90            13,157.62
11/1999          12,173.21             12,706.90            13,297.09
12/1999          12,024.94             12,552.13            13,197.36
 1/2000          11,925.61             12,448.45            13,140.61
 2/2000          12,110.94             12,641.90            13,293.04
 3/2000          12,384.16             12,927.10            13,584.16
 4/2000          12,295.98             12,835.06            13,504.01
 5/2000          12,220.49             12,756.25            13,433.79
 6/2000          12,560.58             13,111.26            13,789.79
 7/2000          12,775.62             13,335.72            13,981.47
 8/2000          12,953.33             13,521.22            14,196.78
 9/2000          12,876.77             13,441.31            14,122.96
10/2000          13,004.77             13,574.92            14,276.90
11/2000          13,107.51             13,682.16            14,385.40
12/2000          13,468.88             14,059.38            14,740.72
 1/2001          13,520.60             14,113.36            14,886.66
 2/2001          13,636.34             14,234.17            14,934.29
 3/2001          13,726.47             14,328.26            15,068.70
 4/2001          13,581.11             14,176.53            14,905.96
 5/2001          13,711.22             14,312.34            15,066.94
 6/2001          13,841.89             14,448.73            15,167.89
 7/2001          14,039.27             14,654.77            15,392.38
 8/2001          14,250.70             14,875.47            15,646.35
 9/2001          14,169.33             14,790.53            15,593.15
10/2001          14,328.45             14,956.63            15,778.71
11/2001          14,206.09             14,828.90            15,646.17
12/2001          14,096.84             14,714.87            15,497.53
 1/2002          14,285.04             14,911.31            15,765.64
 2/2002          14,460.31             15,094.27            15,956.40
 3/2002          14,186.15             14,808.09            15,643.66
 4/2002          14,417.52             15,049.61            15,949.49
 5/2002          14,498.55             15,134.18            16,046.46
 6/2002          14,607.58             15,247.99            16,216.08
 7/2002          14,786.08             15,434.32            16,424.61
 8/2002          14,951.24             15,606.72            16,622.04
 9/2002          15,256.85             15,925.73            16,986.23
10/2002          14,961.47             15,617.40            16,704.60
11/2002          14,932.15             15,586.79            16,635.27
12/2002          15,241.09             15,909.28            16,986.11
 1/2003          15,154.83             15,819.24            16,943.13
 2/2003          15,379.27             16,053.52            17,180.00
 3/2003          15,362.20             16,035.70            17,190.31
 4/2003          15,488.02             16,167.03            17,304.11
 5/2003          15,815.44             16,508.81            17,709.20
 6/2003          15,697.29             16,385.48            17,633.76
 7/2003          15,116.18             15,778.89            17,016.57
 8/2003          15,243.91             15,912.23            17,143.69
 9/2003          15,692.39             16,380.36            17,647.54
10/2003          15,631.03             16,316.32            17,558.77
11/2003          15,848.30             16,543.11            17,741.91
12/2003          15,963.04             16,662.89            17,888.81
 1/2004          16,033.92             16,736.87            17,991.32
 2/2004          16,312.59             17,027.76            18,262.27
 3/2004          16,235.92             16,947.72            18,198.35
 4/2004          15,815.41             16,508.78            17,767.05
 5/2004          15,707.87             16,396.52            17,703.09
 6/2004          15,795.83             16,488.34            17,766.82
 7/2004          16,018.55             16,720.82            18,001.34
 8/2004          16,334.12             17,050.23            18,361.37
 9/2004          16,437.02             17,157.64            18,458.68
10/2004          16,586.60             17,313.78            18,617.43
11/2004          16,460.54             17,182.19            18,464.76
12/2004          16,658.07             17,388.38            18,690.03
 1/2005          16,886.28             17,626.60            18,863.85
 2/2005          16,837.31             17,575.48            18,801.60



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

     Nuveen New York Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

           Nuveen New York       Nuveen New York
         Municipal Bond Fund   Municipal Bond Fund     Lehman Brothers
               (Offer)               (NAV)          Municipal Bond Index
         -------------------   -------------------  --------------------
 2/1995       $ 9,580.00            $10,000.00             $10,000.00
 3/1995         9,661.33             10,084.90              10,115.00
 4/1995         9,705.10             10,130.58              10,127.14
 5/1995        10,026.05             10,465.60              10,450.19
 6/1995         9,897.51             10,331.43              10,359.28
 7/1995         9,951.55             10,387.84              10,457.69
 8/1995        10,053.96             10,494.73              10,590.50
 9/1995        10,108.25             10,551.41              10,657.22
10/1995        10,270.18             10,720.44              10,811.75
11/1995        10,501.57             10,961.97              10,991.23
12/1995        10,615.83             11,081.24              11,096.74
 1/1996        10,651.39             11,118.36              11,181.08
 2/1996        10,587.59             11,051.76              11,105.05
 3/1996        10,443.81             10,901.68              10,962.90
 4/1996        10,399.73             10,855.67              10,932.21
 5/1996        10,405.87             10,862.08              10,927.83
 6/1996        10,513.05             10,973.96              11,046.95
 7/1996        10,640.78             11,107.29              11,147.47
 8/1996        10,626.53             11,092.41              11,145.25
 9/1996        10,786.24             11,259.13              11,301.28
10/1996        10,884.94             11,362.15              11,428.98
11/1996        11,080.54             11,566.32              11,638.13
12/1996        11,045.08             11,529.31              11,589.25
 1/1997        11,022.88             11,506.14              11,611.27
 2/1997        11,125.28             11,613.03              11,718.10
 3/1997        10,995.67             11,477.74              11,562.25
 4/1997        11,109.48             11,596.53              11,659.37
 5/1997        11,266.57             11,760.51              11,834.26
 6/1997        11,392.30             11,891.76              11,960.89
 7/1997        11,755.60             12,270.98              12,292.20
 8/1997        11,655.68             12,166.68              12,176.66
 9/1997        11,783.08             12,299.66              12,321.56
10/1997        11,856.84             12,376.66              12,400.42
11/1997        11,919.80             12,442.38              12,473.58
12/1997        12,070.94             12,600.15              12,655.69
 1/1998        12,189.72             12,724.13              12,786.05
 2/1998        12,220.32             12,756.07              12,789.88
 3/1998        12,239.87             12,776.48              12,801.39
 4/1998        12,147.46             12,680.02              12,743.79
 5/1998        12,358.21             12,900.02              12,945.14
 6/1998        12,411.85             12,956.00              12,995.62
 7/1998        12,440.65             12,986.06              13,028.11
 8/1998        12,617.55             13,170.72              13,230.05
 9/1998        12,760.76             13,320.21              13,395.42
10/1998        12,744.17             13,302.89              13,395.42
11/1998        12,796.55             13,357.57              13,442.31
12/1998        12,837.63             13,400.45              13,475.91
 1/1999        12,946.36             13,513.95              13,636.28
 2/1999        12,915.55             13,481.78              13,576.28
 3/1999        12,931.31             13,498.23              13,595.29
 4/1999        12,970.75             13,539.40              13,629.27
 5/1999        12,916.01             13,482.27              13,550.22
 6/1999        12,767.86             13,327.62              13,355.10
 7/1999        12,773.86             13,333.89              13,403.18
 8/1999        12,678.32             13,234.15              13,295.95
 9/1999        12,642.44             13,196.70              13,301.27
10/1999        12,461.52             13,007.85              13,157.62
11/1999        12,562.09             13,112.83              13,297.09
12/1999        12,452.04             12,997.96              13,197.36
 1/2000        12,390.65             12,933.88              13,140.61
 2/2000        12,600.30             13,152.72              13,293.04
 3/2000        12,872.85             13,437.21              13,584.16
 4/2000        12,810.54             13,372.18              13,504.01
 5/2000        12,710.24             13,267.47              13,433.79
 6/2000        13,037.15             13,608.71              13,789.79
 7/2000        13,213.93             13,793.25              13,981.47
 8/2000        13,366.15             13,952.14              14,196.78
 9/2000        13,264.17             13,845.69              14,122.96
10/2000        13,366.70             13,952.72              14,276.90
11/2000        13,455.46             14,045.36              14,385.40
12/2000        13,855.35             14,462.79              14,740.72
 1/2001        13,944.86             14,556.22              14,886.66
 2/2001        13,982.79             14,595.81              14,934.29
 3/2001        14,073.40             14,690.39              15,068.70
 4/2001        13,913.95             14,523.95              14,905.96
 5/2001        14,054.89             14,671.08              15,066.94
 6/2001        14,183.21             14,805.03              15,167.89
 7/2001        14,405.47             15,037.02              15,392.38
 8/2001        14,628.89             15,270.25              15,646.35
 9/2001        14,529.86             15,166.87              15,593.15
10/2001        14,660.19             15,302.91              15,778.71
11/2001        14,571.94             15,210.79              15,646.17
12/2001        14,387.75             15,018.52              15,497.53
 1/2002        14,613.78             15,254.47              15,765.64
 2/2002        14,813.26             15,462.69              15,956.40
 3/2002        14,571.50             15,210.34              15,643.66
 4/2002        14,758.75             15,405.79              15,949.49
 5/2002        14,863.24             15,514.86              16,046.46
 6/2002        14,996.27             15,653.72              16,216.08
 7/2002        15,200.06             15,866.46              16,424.61
 8/2002        15,347.96             16,020.84              16,622.04
 9/2002        15,709.41             16,398.13              16,986.23
10/2002        15,389.25             16,063.93              16,704.60
11/2002        15,353.24             16,026.34              16,635.27
12/2002        15,691.93             16,379.88              16,986.11
 1/2003        15,612.37             16,296.84              16,943.13
 2/2003        15,881.06             16,577.31              17,180.00
 3/2003        15,859.30             16,554.60              17,190.31
 4/2003        15,998.23             16,699.61              17,304.11
 5/2003        16,370.35             17,088.05              17,709.20
 6/2003        16,256.74             16,969.46              17,633.76
 7/2003        15,653.61             16,339.89              17,016.57
 8/2003        15,807.02             16,500.02              17,143.69
 9/2003        16,289.61             17,003.77              17,647.54
10/2003        16,264.20             16,977.24              17,558.77
11/2003        16,472.70             17,194.89              17,741.91
12/2003        16,611.90             17,340.19              17,888.81
 1/2004        16,675.69             17,406.77              17,991.32
 2/2004        16,983.52             17,728.10              18,262.27
 3/2004        16,879.92             17,619.96              18,198.35
 4/2004        16,437.67             17,158.32              17,767.05
 5/2004        16,363.70             17,081.10              17,703.09
 6/2004        16,429.15             17,149.43              17,766.82
 7/2004        16,665.73             17,396.38              18,001.34
 8/2004        17,027.38             17,773.88              18,361.37
 9/2004        17,124.43             17,875.19              18,458.68
10/2004        17,285.40             18,043.22              18,617.43
11/2004        17,098.72             17,848.35              18,464.76
12/2004        17,384.27             18,146.42              18,690.03
 1/2005        17,559.85             18,329.70              18,863.85
 2/2005        17,512.44             18,280.21              18,801.60

================================================================================


     Nuveen New York Insured Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

            Nuveen New York         Nuveen New York
        Insured Municipal Bond  Insured Municipal Bond     Lehman Brothers
              Fund (Offer)           Fund (NAV)       Municipal Bond Index
         ---------------------  ----------------------  --------------------
 2/1995        $ 9,580.00            $10,000.00                $10,000.00
 3/1995          9,639.88             10,062.50                 10,115.00
 4/1995          9,662.14             10,085.74                 10,127.14
 5/1995         10,017.71             10,456.90                 10,450.19
 6/1995          9,868.05             10,300.67                 10,359.28
 7/1995          9,909.39             10,343.83                 10,457.69
 8/1995         10,018.59             10,457.82                 10,590.50
 9/1995         10,079.91             10,521.82                 10,657.22
10/1995         10,258.12             10,707.85                 10,811.75
11/1995         10,456.10             10,914.51                 10,991.23
12/1995         10,568.09             11,031.41                 11,096.74
 1/1996         10,611.42             11,076.63                 11,181.08
 2/1996         10,555.81             11,018.59                 11,105.05
 3/1996         10,350.82             10,804.61                 10,962.90
 4/1996         10,304.86             10,756.64                 10,932.21
 5/1996         10,318.98             10,771.38                 10,927.83
 6/1996         10,422.68             10,879.63                 11,046.95
 7/1996         10,536.81             10,998.76                 11,147.47
 8/1996         10,539.87             11,001.95                 11,145.25
 9/1996         10,675.52             11,143.55                 11,301.28
10/1996         10,780.99             11,253.64                 11,428.98
11/1996         10,958.98             11,439.44                 11,638.13
12/1996         10,910.44             11,388.76                 11,589.25
 1/1997         10,882.40             11,359.50                 11,611.27
 2/1997         10,979.90             11,461.28                 11,718.10
 3/1997         10,826.73             11,301.39                 11,562.25
 4/1997         10,915.40             11,393.95                 11,659.37
 5/1997         11,057.30             11,542.07                 11,834.26
 6/1997         11,157.37             11,646.53                 11,960.89
 7/1997         11,449.47             11,951.43                 12,292.20
 8/1997         11,336.81             11,833.83                 12,176.66
 9/1997         11,459.59             11,961.99                 12,321.56
10/1997         11,518.38             12,023.36                 12,400.42
11/1997         11,577.23             12,084.80                 12,473.58
12/1997         11,701.57             12,214.59                 12,655.69
 1/1998         11,815.55             12,333.56                 12,786.05
 2/1998         11,831.62             12,350.33                 12,789.88
 3/1998         11,836.59             12,355.52                 12,801.39
 4/1998         11,774.21             12,290.40                 12,743.79
 5/1998         11,944.34             12,468.00                 12,945.14
 6/1998         11,992.72             12,518.50                 12,995.62
 7/1998         12,030.14             12,557.55                 13,028.11
 8/1998         12,168.72             12,702.22                 13,230.05
 9/1998         12,296.37             12,835.46                 13,395.42
10/1998         12,299.32             12,838.54                 13,395.42
11/1998         12,312.48             12,852.28                 13,442.31
12/1998         12,338.22             12,879.14                 13,475.91
 1/1999         12,444.33             12,989.90                 13,636.28
 2/1999         12,412.72             12,956.91                 13,576.28
 3/1999         12,415.57             12,959.89                 13,595.29
 4/1999         12,441.65             12,987.10                 13,629.27
 5/1999         12,386.40             12,929.44                 13,550.22
 6/1999         12,237.15             12,773.64                 13,355.10
 7/1999         12,251.83             12,788.97                 13,403.18
 8/1999         12,148.55             12,681.16                 13,295.95
 9/1999         12,116.11             12,647.30                 13,301.27
10/1999         11,976.29             12,501.35                 13,157.62
11/1999         12,067.55             12,596.61                 13,297.09
12/1999         11,986.46             12,511.96                 13,197.36
 1/2000         11,917.18             12,439.64                 13,140.61
 2/2000         12,101.89             12,632.46                 13,293.04
 3/2000         12,348.17             12,889.53                 13,584.16
 4/2000         12,290.13             12,828.95                 13,504.01
 5/2000         12,219.46             12,755.18                 13,433.79
 6/2000         12,505.76             13,054.03                 13,789.79
 7/2000         12,670.22             13,225.69                 13,981.47
 8/2000         12,822.89             13,385.06                 14,196.78
 9/2000         12,751.85             13,310.91                 14,122.96
10/2000         12,880.90             13,445.62                 14,276.90
11/2000         12,987.55             13,556.95                 14,385.40
12/2000         13,307.18             13,890.58                 14,740.72
 1/2001         13,374.25             13,960.59                 14,886.66
 2/2001         13,429.08             14,017.83                 14,934.29
 3/2001         13,535.17             14,128.57                 15,068.70
 4/2001         13,397.79             13,985.17                 14,905.96
 5/2001         13,529.22             14,122.36                 15,066.94
 6/2001         13,635.43             14,233.22                 15,167.89
 7/2001         13,819.91             14,425.80                 15,392.38
 8/2001         13,992.25             14,605.69                 15,646.35
 9/2001         13,916.27             14,526.38                 15,593.15
10/2001         14,023.98             14,638.81                 15,778.71
11/2001         13,945.45             14,556.83                 15,646.17
12/2001         13,813.66             14,419.27                 15,497.53
 1/2002         14,027.22             14,642.19                 15,765.64
 2/2002         14,201.58             14,824.20                 15,956.40
 3/2002         13,947.51             14,558.99                 15,643.66
 4/2002         14,163.56             14,784.51                 15,949.49
 5/2002         14,257.47             14,882.53                 16,046.46
 6/2002         14,392.63             15,023.62                 16,216.08
 7/2002         14,555.26             15,193.38                 16,424.61
 8/2002         14,786.69             15,434.96                 16,622.04
 9/2002         15,211.37             15,878.25                 16,986.23
10/2002         14,894.06             15,547.03                 16,704.60
11/2002         14,830.61             15,480.80                 16,635.27
12/2002         15,206.86             15,873.55                 16,986.11
 1/2003         15,122.16             15,785.13                 16,943.13
 2/2003         15,402.52             16,077.79                 17,180.00
 3/2003         15,373.57             16,047.56                 17,190.31
 4/2003         15,570.81             16,253.45                 17,304.11
 5/2003         15,953.85             16,653.29                 17,709.20
 6/2003         15,796.23             16,488.75                 17,633.76
 7/2003         15,108.62             15,771.00                 17,016.57
 8/2003         15,294.75             15,965.30                 17,143.69
 9/2003         15,769.66             16,461.02                 17,647.54
10/2003         15,711.15             16,399.95                 17,558.77
11/2003         15,929.85             16,628.24                 17,741.91
12/2003         16,045.82             16,749.29                 17,888.81
 1/2004         16,073.26             16,777.93                 17,991.32
 2/2004         16,383.31             17,101.58                 18,262.27
 3/2004         16,247.33             16,959.63                 18,198.35
 4/2004         15,810.28             16,503.42                 17,767.05
 5/2004         15,778.66             16,470.41                 17,703.09
 6/2004         15,837.04             16,531.35                 17,766.82
 7/2004         16,077.76             16,782.63                 18,001.34
 8/2004         16,423.43             17,143.46                 18,361.37
 9/2004         16,526.90             17,251.46                 18,458.68
10/2004         16,675.64             17,406.72                 18,617.43
11/2004         16,450.52             17,171.73                 18,464.76
12/2004         16,710.44             17,443.05                 18,690.03
 1/2005         16,894.25             17,634.92                 18,863.85
 2/2005         16,792.89             17,529.11                 18,801.60

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

  Fund Spotlight as of 2/28/05            Nuveen Connecticut Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.77   $10.76   $10.76   $10.82
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0375  $0.0305  $0.0325  $0.0395
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0419  $0.0419  $0.0419  $0.0419
      --------------------------------------------------------------------
      Inception Date                    7/13/87  2/11/97 10/04/93  2/25/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         2.89% -1.42%
                  -------------------------------------------
                  5-Year                         6.85%  5.93%
                  -------------------------------------------
                  10-Year                        5.96%  5.51%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         2.09% -1.83%
                  -------------------------------------------
                  5-Year                         6.05%  5.89%
                  -------------------------------------------
                  10-Year                        5.36%  5.36%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.32%
                  -------------------------------------------
                  5-Year                         6.26%
                  -------------------------------------------
                  10-Year                        5.37%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.16%
                  -------------------------------------------
                  5-Year                         7.05%
                  -------------------------------------------
                  10-Year                        6.15%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.18%  4.00%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.29%  3.15%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.80%  4.60%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.40%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.53%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.69%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.62%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.73%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.99%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.38%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.49%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    5.09%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            2.55%       -1.77%
                            ------------------------------------------
                            5-Year            6.30%        5.39%
                            ------------------------------------------
                            10-Year           5.78%        5.33%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            1.85%       -2.06%
                            ------------------------------------------
                            5-Year            5.50%        5.34%
                            ------------------------------------------
                            10-Year           5.17%        5.17%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.08%
                            ------------------------------------------
                            5-Year            5.70%
                            ------------------------------------------
                            10-Year           5.20%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            2.83%
                            ------------------------------------------
                            5-Year            6.50%
                            ------------------------------------------
                            10-Year           5.98%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $290,482
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.84
           ---------------------------------------------------------
           Average Duration                                     5.45
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                             Annual Report  Page 8

  Fund Spotlight as of 2/28/05            Nuveen Connecticut Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      60.9%
AA                       21.0%
A                         6.2%
BBB                       9.3%
BB or Lower               1.5%
NR                        1.1%

Sectors/1/

                    Education and Civic Organizations 19.8%
                    ---------------------------------------
                    Tax Obligation/General            19.8%
                    ---------------------------------------
                    Tax Obligation/Limited            13.2%
                    ---------------------------------------
                    U.S. Guaranteed                   12.7%
                    ---------------------------------------
                    Healthcare                         8.6%
                    ---------------------------------------
                    Utilities                          7.9%
                    ---------------------------------------
                    Long-Term Care                     5.9%
                    ---------------------------------------
                    Other                             12.1%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,026.20 $1,022.30 $1,023.40 $1,027.20 $1,020.73 $1,017.06 $1,018.00 $1,021.67
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.12 $    7.82 $    6.87 $    3.17 $    4.11 $    7.80 $    6.85 $    3.16
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .82%, 1.56%, 1.37% and .63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 9

  Fund Spotlight as of 2/28/05             Nuveen New Jersey Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.85   $10.85   $10.82   $10.87
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0380  $0.0310  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date              9/06/94  2/03/97  9/21/94  2/28/92
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         3.20% -1.13%
                  -------------------------------------------
                  5-Year                         6.81%  5.89%
                  -------------------------------------------
                  10-Year                        5.80%  5.35%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         2.49% -1.47%
                  -------------------------------------------
                  5-Year                         6.02%  5.87%
                  -------------------------------------------
                  10-Year                        5.17%  5.17%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.63%
                  -------------------------------------------
                  5-Year                         6.23%
                  -------------------------------------------
                  10-Year                        5.18%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.46%
                  -------------------------------------------
                  5-Year                         7.03%
                  -------------------------------------------
                  10-Year                        6.01%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.20%  4.02%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.40%  3.25%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.04%  4.81%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.43%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.64%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.91%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.66%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.84%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.21%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.36%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.60%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.33%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            2.91%       -1.44%
                            ------------------------------------------
                            5-Year            6.17%        5.27%
                            ------------------------------------------
                            10-Year           5.64%        5.19%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.11%       -1.84%
                            ------------------------------------------
                            5-Year            5.37%        5.21%
                            ------------------------------------------
                            10-Year           5.03%        5.03%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.25%
                            ------------------------------------------
                            5-Year            5.58%
                            ------------------------------------------
                            10-Year           5.02%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.08%
                            ------------------------------------------
                            5-Year            6.37%
                            ------------------------------------------
                            10-Year           5.86%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $170,338
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.48
           ---------------------------------------------------------
           Average Duration                                     5.74
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 10

  Fund Spotlight as of 2/28/05             Nuveen New Jersey Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed     67.1%

AA                      12.4%

A                        4.9%

BBB                     11.7%
BB or Lower              1.1%

NR                       2.8%
Sectors/1/

                    Tax Obligation/Limited            25.3%
                    ---------------------------------------
                    Transportation                    14.0%
                    ---------------------------------------
                    Healthcare                        12.2%
                    ---------------------------------------
                    U.S. Guaranteed                   11.3%
                    ---------------------------------------
                    Education and Civic Organizations  9.2%
                    ---------------------------------------
                    Long-Term Care                     6.6%
                    ---------------------------------------
                    Tax Obligation/General             4.7%
                    ---------------------------------------
                    Consumer Staples                   4.3%
                    ---------------------------------------
                    Other                             12.4%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,030.80 $1,027.80 $1,029.00 $1,032.50 $1,020.48 $1,016.86 $1,017.80 $1,021.47
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.38 $    8.04 $    7.09 $    3.38 $    4.36 $    8.00 $    7.05 $    3.36
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .87%, 1.60%, 1.41% and .67% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 11

  Fund Spotlight as of 2/28/05               Nuveen New York Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.93   $10.94   $10.95   $10.96
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0405  $0.0340  $0.0360  $0.0425
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0013  $0.0013  $0.0013  $0.0013
      --------------------------------------------------------------------
      Inception Date                    9/07/94  2/03/97  9/14/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         3.12% -1.24%
                  -------------------------------------------
                  5-Year                         6.81%  5.88%
                  -------------------------------------------
                  10-Year                        6.22%  5.77%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         2.38% -1.56%
                  -------------------------------------------
                  5-Year                         6.03%  5.87%
                  -------------------------------------------
                  10-Year                        5.60%  5.60%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.60%
                  -------------------------------------------
                  5-Year                         6.23%
                  -------------------------------------------
                  10-Year                        5.64%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.34%
                  -------------------------------------------
                  5-Year                         7.02%
                  -------------------------------------------
                  10-Year                        6.44%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.45%  4.26%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.52%  3.37%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    5.25%  5.03%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.73%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.76%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.12%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.95%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.96%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.42%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.65%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.72%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    5.55%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            2.90%       -1.40%
                            ------------------------------------------
                            5-Year            6.17%        5.27%
                            ------------------------------------------
                            10-Year           6.04%        5.58%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.16%       -1.77%
                            ------------------------------------------
                            5-Year            5.40%        5.24%
                            ------------------------------------------
                            10-Year           5.42%        5.42%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.39%
                            ------------------------------------------
                            5-Year            5.61%
                            ------------------------------------------
                            10-Year           5.47%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.12%
                            ------------------------------------------
                            5-Year            6.39%
                            ------------------------------------------
                            10-Year           6.26%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $340,813
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.76
           ---------------------------------------------------------
           Average Duration                                     5.77
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Paid December 1, 2004. Ordinary income is subject to federal taxation. 3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.0%.

                            Annual Report  Page 12

  Fund Spotlight as of 2/28/05               Nuveen New York Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed         47.4%

AA                          23.4%

A                            7.6%

BBB                         16.0%

BB or Lower                  2.0%

NR                           3.6%
Sectors/1/

                    Tax Obligation/Limited            23.3%
                    ---------------------------------------
                    U.S. Guaranteed                   12.4%
                    ---------------------------------------
                    Education and Civic Organizations 12.2%
                    ---------------------------------------
                    Healthcare                        11.2%
                    ---------------------------------------
                    Utilities                         10.0%
                    ---------------------------------------
                    Transportation                     5.7%
                    ---------------------------------------
                    Long-Term Care                     5.4%
                    ---------------------------------------
                    Housing/Multifamily                4.8%
                    ---------------------------------------
                    Water and Sewer                    4.8%
                    ---------------------------------------
                    Other                             10.2%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,028.60 $1,024.90 $1,026.00 $1,030.60 $1,020.58 $1,016.96 $1,017.90 $1,021.57
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.28 $    7.93 $    6.98 $    3.27 $    4.26 $    7.90 $    6.95 $    3.26
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .85%, 1.58%, 1.39% and .65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 13

  Fund Spotlight as of 2/28/05       Nuveen New York Insured Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.71   $10.73   $10.71   $10.74
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0355  $0.0285  $0.0305  $0.0370
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0861  $0.0861  $0.0861  $0.0861
      --------------------------------------------------------------------
      Inception Date                    9/07/94  2/11/97  9/14/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         2.59% -1.70%
                  -------------------------------------------
                  5-Year                         6.77%  5.85%
                  -------------------------------------------
                  10-Year                        5.77%  5.32%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         1.79% -2.11%
                  -------------------------------------------
                  5-Year                         5.97%  5.82%
                  -------------------------------------------
                  10-Year                        5.14%  5.14%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.02%
                  -------------------------------------------
                  5-Year                         6.19%
                  -------------------------------------------
                  10-Year                        5.17%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.85%
                  -------------------------------------------
                  5-Year                         7.00%
                  -------------------------------------------
                  10-Year                        6.00%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              3.98%  3.81%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.99%  2.86%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.46%  4.27%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.19%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.24%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.34%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.42%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.44%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.64%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.14%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.19%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.76%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            2.35%       -1.99%
                            ------------------------------------------
                            5-Year            6.13%        5.23%
                            ------------------------------------------
                            10-Year           5.60%        5.15%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            1.54%       -2.35%
                            ------------------------------------------
                            5-Year            5.34%        5.18%
                            ------------------------------------------
                            10-Year           4.97%        4.97%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            1.78%
                            ------------------------------------------
                            5-Year            5.56%
                            ------------------------------------------
                            10-Year           5.00%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            2.61%
                            ------------------------------------------
                            5-Year            6.36%
                            ------------------------------------------
                            10-Year           5.82%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $365,041
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.20
           ---------------------------------------------------------
           Average Duration                                     5.42
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.0%.

                            Annual Report  Page 14

  Fund Spotlight as of 2/28/05       Nuveen New York Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

 LOGO
The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
Sectors/1/

                    Tax Obligation/Limited            23.4%
                    ---------------------------------------
                    Healthcare                        15.6%
                    ---------------------------------------
                    U.S. Guaranteed                   15.2%
                    ---------------------------------------
                    Tax Obligation/General            11.9%
                    ---------------------------------------
                    Transportation                    11.7%
                    ---------------------------------------
                    Education and Civic Organizations  8.0%
                    ---------------------------------------
                    Utilities                          5.5%
                    ---------------------------------------
                    Other                              8.7%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,023.50 $1,019.50 $1,020.70 $1,024.30 $1,020.63 $1,017.01 $1,017.95 $1,021.62
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.21 $    7.86 $    6.91 $    3.21 $    4.21 $    7.85 $    6.90 $    3.21
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.57%, 1.38% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 15

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND
February 28, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.7%

    $  4,850 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $      4,800,918
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 19.5%

             Connecticut Higher Education Supplemental Loan Authority,
             Revenue Bonds, Family Education Loan Program, Series 1996A:
         735  6.300%, 11/15/10 (Alternative Minimum Tax)                   5/05 at 102.00       Aa3          735,500
         555  6.350%, 11/15/11 (Alternative Minimum Tax)                   5/05 at 102.00       Aa3          555,388

         905 Connecticut Higher Education Supplemental Loan Authority,    11/11 at 100.00       Aaa          955,427
              Revenue Bonds, Family Education Loan Program, Series
              2001A, 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA
              Insured

       1,125 Connecticut Health and Educational Facilities Authority,      7/08 at 101.00        AA        1,149,773
              Revenue Bonds, Sacred Heart University, Series 1998E,
              5.000%, 7/01/28 - RAAI Insured

       1,490 Connecticut Health and Educational Facilities Authority,      7/08 at 101.00        AA        1,539,215
              Revenue Bonds, Canterbury School, Series 1998A, 5.000%,
              7/01/18 - RAAI Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/07 at 102.00       AAA        1,069,420
              Revenue Bonds, Suffield Academy, Series 1997A, 5.400%,
              7/01/27 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Fairfield University, Series 1999I:
         925  5.250%, 7/01/25 - MBIA Insured                               7/09 at 101.00       AAA          994,764
       2,755  5.500%, 7/01/29 - MBIA Insured                               7/09 at 101.00       AAA        3,001,049

       2,000 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00       Aaa        2,197,100
              Revenue Bonds, Horace Bushnell Memorial Hall, Series
              1999A, 5.625%, 7/01/29 - MBIA Insured

       1,000 Connecticut Health and Educational Facilities Authority,        No Opt. Call       AAA        1,107,240
              Revenue Bonds, Connecticut State University System, Series
              2003F, 5.000%, 11/01/13 - FSA Insured

         650 Connecticut Health and Educational Facilities Authority,      1/15 at 100.00       Aaa          708,773
              Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/16
              - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Connecticut State University System, Series
             1999C:
       1,155  5.500%, 11/01/17 - FSA Insured                              11/09 at 101.00       AAA        1,278,239
       1,155  5.500%, 11/01/18 - FSA Insured                              11/09 at 101.00       AAA        1,277,014
       1,155  5.500%, 11/01/19 - FSA Insured                              11/09 at 101.00       AAA        1,277,014

         750 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00       AAA          839,708
              Revenue Bonds, Connecticut College, Series 2000D, 5.750%,
              7/01/30 - MBIA Insured

       2,250 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00       AAA        2,342,858
              Revenue Bonds, Trinity College, Series 2001G, 5.000%,
              7/01/31 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Loomis Chaffee School, Series 2001D:
       1,000  5.500%, 7/01/23                                              7/11 at 101.00        A2        1,086,620
         500  5.250%, 7/01/31                                              7/11 at 101.00        A2          529,445

         650 Connecticut Health and Educational Facilities Authority,      4/14 at 100.00       AAA          706,290
              Revenue Bonds, Trinity College, Series 2004H, 5.000%,
              7/01/17 - MBIA Insured

         925 Connecticut Health and Educational Facilities Authority,      3/11 at 101.00       AAA          958,439
              Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%,
              3/01/32 - FSA Insured

         900 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00        A2          964,971
              Revenue Bonds, Loomis Chaffee School, Series 2001E,
              5.250%, 7/01/21

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, University of Hartford, Series 2002E:
       1,000  5.500%, 7/01/22 - RAAI Insured                               7/12 at 101.00        AA        1,094,020
       6,000  5.250%, 7/01/32 - RAAI Insured                               7/12 at 101.00        AA        6,296,640

       4,500 Connecticut Health and Educational Facilities Authority,      7/09 at 100.00       AAA        4,753,305
              Revenue Bonds, Yale University, Series 2002W, 5.125%,
              7/01/27

----
16

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  1,540 Connecticut Health and Educational Facilities Authority,      7/13 at 100.00       AAA $      1,603,294
              Revenue Bonds, Brunswick School, Series 2003B, 5.000%,
              7/01/33 - MBIA Insured

       2,160 University of Connecticut, Special Obligation Student Fee     5/12 at 100.00       AA-        2,369,434
              Revenue Bonds, Series 2002A, 5.250%, 5/15/18

       3,120 University of Connecticut, Student Fee Revenue Refunding     11/12 at 101.00       AAA        3,445,166
              Bonds, Series 2002A, 5.250%, 11/15/20 - FGIC Insured

       1,500 University of Connecticut, General Obligation Bonds, Series   4/11 at 101.00        AA        1,643,730
              2001A, 5.250%, 4/01/20

       1,000 University of Connecticut, General Obligation Bonds, Series   4/12 at 100.00        AA        1,103,280
              2002A, 5.375%, 4/01/19

             University of Connecticut, General Obligation Bonds, Series
             2004A:
       7,000  5.000%, 1/15/13 - MBIA Insured                                 No Opt. Call       AAA        7,738,780
       1,435  5.000%, 1/15/16 - MBIA Insured                               1/14 at 100.00       AAA        1,567,666
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 8.6%

       2,000 Connecticut Health and Educational Facilities Authority,      7/05 at 100.00       AAA        2,006,620
              Revenue Bonds, Bridgeport Hospital Issue, Series 1992A,
              6.625%, 7/01/18 - MBIA Insured

         800 Connecticut Health and Educational Facilities Authority,      7/05 at 101.00       AAA          818,240
              Revenue Bonds, New Britain General Hospital Issue, Series
              1994B, 6.000%, 7/01/24 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00       Aaa        1,064,160
              Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%,
              7/01/18 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Hospital for Special Care, Series 1997B:
       1,000  5.375%, 7/01/17                                              7/07 at 102.00       Ba1          960,700
       3,500  5.500%, 7/01/27                                              7/07 at 102.00       Ba1        3,211,845

       1,550 Connecticut Health and Educational Facilities Authority,      7/06 at 102.00       AAA        1,639,125
              Revenue Bonds, Greenwich Hospital, Series 1996A, 5.800%,
              7/01/26 - MBIA Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/07 at 102.00       AAA        2,156,900
              Revenue Bonds, William W. Backus Hospital, Series 1997D,
              5.750%, 7/01/27 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Danbury Hospital, Series 1999G:
         500  5.700%, 7/01/22 - AMBAC Insured                              7/09 at 101.00       AAA          550,990
       1,000  5.625%, 7/01/25 - AMBAC Insured                              7/09 at 101.00       AAA        1,094,300

       1,500 Connecticut Health and Educational Facilities Authority,     11/09 at 101.00       AAA        1,669,905
              Revenue Bonds, Catholic Health East, Series 1999F, 5.750%,
              11/15/29 - MBIA Insured

       2,725 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00        AA        2,953,709
              Revenue Bonds, Waterbury Hospital, Series 1999C, 5.750%,
              7/01/20 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00        AA        2,232,800
              Revenue Bonds, Eastern Connecticut Health Network, Series
              2000A, 6.000%, 7/01/25 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/12 at 101.00        AA        2,149,200
              Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%,
              7/01/32 - RAAI Insured

       2,250 Connecticut Development Authority, Solid Waste Disposal       7/05 at 102.00       AAA        2,328,390
              Facilities Revenue Bonds, Pfizer Inc., Series 1994,
              7.000%, 7/01/25 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.9%

       1,890 Bridgeport Housing Authority, Connecticut, Multifamily       12/09 at 102.00       N/R        1,951,179
              Housing Revenue Bonds, Stratfield Apartments, Series 1999,
              7.250%, 12/01/24 (Alternative Minimum Tax)

       2,000 Connecticut Housing Finance Authority, Housing Mortgage      12/09 at 100.00       AAA        2,088,440
              Finance Program Bonds, Series 1999D-2, 6.200%, 11/15/41
              (Alternative Minimum Tax)

       1,435 New Britain Senior Citizens Housing Development               7/05 at 100.00       AAA        1,450,498
              Corporation, Connecticut, FHA-Insured Section 8 Assisted
              Mortgage Revenue Refunding Bonds, Nathan Hale Apartments,
              Series 1992A, 6.875%, 7/01/24

----
17

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.7%

    $    430 Connecticut Housing Finance Authority, Housing Mortgage      11/12 at 100.00       AAA $       438,295
              Finance Program Bonds, Series 2002F-3, 5.250%, 5/15/33
              (Alternative Minimum Tax)

       1,595 Connecticut Housing Finance Authority, Housing Mortgage      11/10 at 100.00       AAA       1,627,060
              Finance Program Bonds, Series 2001C, 5.300%, 11/15/33
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Industrials - 2.2%

       5,250 Connecticut Resource Recovery Authority, Revenue Bonds,       5/05 at 101.00       BBB       5,317,725
              American Ref-Fuel Company of Southeastern Connecticut LP,
              Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)

       1,000 Connecticut Resource Recovery Authority, Revenue Bonds,      12/11 at 102.00      Baa2       1,030,020
              American Ref-Fuel Company of Southeastern Connecticut LP,
              Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.8%

         500 Connecticut Housing Finance Authority, Group Home Mortgage    6/10 at 102.00       AAA         531,835
              Finance Program Special Obligation Bonds, Series 2000GH-5,
              5.850%, 6/15/30 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      8/08 at 102.00       AAA       1,037,910
              FHA-Insured Mortgage Revenue Bonds, Hebrew Home and
              Hospital, Series 1999B, 5.200%, 8/01/38

             Connecticut Development Authority, First Mortgage Gross
             Revenue Refunding Healthcare Bonds, Church Homes Inc. -
             Congregational Avery Heights, Series 1997:
       1,700  5.700%, 4/01/12                                              4/07 at 102.00      BBB-       1,719,023
       2,560  5.800%, 4/01/21                                              4/07 at 102.00      BBB-       2,495,360

       1,875 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00      BBB+       1,917,919
              Revenue Refunding Healthcare Bonds, Elim Park Baptist Home
              Inc., Series 1998A, 5.375%, 12/01/18

             Connecticut Development Authority, First Mortgage Gross
             Revenue Refunding Healthcare Bonds, Connecticut Baptist
             Homes Inc., Series 1999:
       1,000  5.500%, 9/01/15 - RAAI Insured                               9/09 at 102.00        AA       1,082,450
         500  5.625%, 9/01/22 - RAAI Insured                               9/09 at 102.00        AA         544,875

       1,000 Connecticut Development Authority, First Mortgage Gross      12/09 at 102.00       N/R       1,091,370
              Revenue Refunding Healthcare Bonds, Mary Wade Home Inc.,
              Series 1999A, 6.375%, 12/01/18

             Connecticut Development Authority, Revenue Refunding Bonds,
             Duncaster Inc., Series 1999A:
       2,200  5.250%, 8/01/19 - RAAI Insured                               2/10 at 102.00        AA       2,336,466
       3,910  5.375%, 8/01/24 - RAAI Insured                               2/10 at 102.00        AA       4,152,655
-------------------------------------------------------------------------------------------------------------------
             Materials - 0.4%

       1,000 Sprague, Connecticut, Environmental Improvement Revenue      10/07 at 102.00       BBB       1,027,110
              Bonds, International Paper Company, Series 1997A, 5.700%,
              10/01/21 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 19.1%

       2,800 Bridgeport, Connecticut, General Obligation Bonds, Series     3/07 at 101.00       AAA       2,962,260
              1997A, 5.250%, 3/01/17 - AMBAC Insured

       1,500 Bridgeport, Connecticut, General Obligation Refunding         8/12 at 100.00       Aaa       1,662,015
              Bonds, Series 2002A, 5.375%, 8/15/19 - FGIC Insured

       1,440 Bridgeport, Connecticut, General Obligation Bonds, Series     9/13 at 100.00       AAA       1,566,691
              2003A, 5.250%, 9/15/22 - FSA Insured

         325 Canterbury, Connecticut, General Obligation Bonds, Series       No Opt. Call        A3         375,863
              1989, 7.200%, 5/01/09

         395 Colchester, Connecticut, General Obligation Bonds, Series     6/11 at 102.00       Aaa         444,099
              2001, 5.500%, 6/15/14 - FGIC Insured

             Connecticut, General Obligation Bonds, Series 2002B:
       1,000  5.500%, 6/15/19                                              6/12 at 100.00        AA       1,121,260
       2,000  5.500%, 6/15/21                                              6/12 at 100.00        AA       2,228,260

       5,000 Connecticut, General Obligation Residual Certificates,          No Opt. Call       Aa2       7,198,750
              Series 514, 12.280%, 12/15/13 (IF)

       1,000 Connecticut, General Obligation Bonds, Series 2002D,         11/12 at 100.00        AA       1,108,340
              5.375%, 11/15/21

       1,000 Connecticut, General Obligation Bonds, Series 2001D,         11/11 at 100.00        AA       1,064,980
              5.000%, 11/15/20

       2,500 Connecticut, General Obligation Bonds, Series 2002A,          4/12 at 100.00        AA       2,769,325
              5.375%, 4/15/19

       3,330 Connecticut, General Obligation Bonds, Series 2004C,          4/14 at 100.00       AAA       3,548,914
              5.000%, 4/01/23 - FGIC Insured

       1,090 Connecticut, General Obligation Bonds, Series 2004D,            No Opt. Call       Aaa       1,208,200
              5.000%, 12/01/13 - MBIA Insured

----
18

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Darien, Connecticut, General Obligation Bonds, Series 2004:
    $    875  4.000%, 12/01/08                                               No Opt. Call       Aaa $       912,879
         875  4.000%, 12/01/09                                               No Opt. Call       Aaa         914,769
         875  4.000%, 12/01/10                                            12/09 at 100.00       Aaa         910,026

       1,015 East Lyme, Connecticut, General Obligation Bonds, Series      7/11 at 102.00       Aaa       1,103,711
              2001, 5.000%, 7/15/16 - FGIC Insured

         200 Glastonbury, Connecticut, General Obligation Bonds, Series      No Opt. Call       Aa1         213,636
              1988, 7.200%, 8/15/06

         150 Griswold, Connecticut, General Obligation Bonds, Series         No Opt. Call       AAA         150,732
              1989, 7.500%, 4/01/05 - MBIA Insured

         340 Middletown, Connecticut, General Obligation Bonds, Series       No Opt. Call        AA         356,782
              1990, 6.900%, 4/15/06

         500 New Haven, Connecticut, General Obligation Bonds, Series      2/08 at 101.00       AAA         517,210
              1999, 4.700%, 2/01/15 - FGIC Insured

       1,630 New Haven, Connecticut, General Obligation Bonds, Series     11/10 at 101.00       AAA       1,714,336
              2001A, 5.000%, 11/01/20 - FGIC Insured

             New London, Connecticut, General Obligation Bonds, Series
             1988:
         120  7.300%, 12/01/05                                               No Opt. Call        A+         124,474
         100  7.300%, 12/01/07                                               No Opt. Call        A+         112,077

       1,000 Newtown, Connecticut, General Obligation Bonds, Series          No Opt. Call       Aa2       1,041,780
              2004, 4.000%, 6/15/11

         975 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A       1,040,140
              2000A, 6.000%, 6/01/20 - ACA Insured

             Old Saybrook, Connecticut, General Obligation Bonds, Series
             1989:
         160  7.400%, 5/01/08                                                No Opt. Call       Aa3         181,987
         160  7.400%, 5/01/09                                                No Opt. Call       Aa3         186,814

             Old Saybrook, Connecticut, General Obligation Bonds, Series
             1991:
         275  6.500%, 2/15/10 - AMBAC Insured                                No Opt. Call       AAA         319,534
         270  6.500%, 2/15/11 - AMBAC Insured                                No Opt. Call       AAA         318,184

             Regional School District 16, Beacon Falls and Prospect,
             Connecticut, General Obligation Bonds, Series 2000:
         650  5.500%, 3/15/18 - FSA Insured                                3/10 at 101.00       Aaa         719,089
         650  5.625%, 3/15/19 - FSA Insured                                3/10 at 101.00       Aaa         722,826
         650  5.700%, 3/15/20 - FSA Insured                                3/10 at 101.00       Aaa         724,594

       1,460 Regional School District 8, Andover, Hebron and               5/11 at 101.00       Aaa       1,558,725
              Marlborough, Connecticut, General Obligation Bonds, Series
              2002, 5.000%, 5/01/21 - FSA Insured

         420 Regional School District 15, Connecticut, General             8/10 at 101.00       Aaa         444,612
              Obligation Bonds, Series 2002, 5.000%, 8/15/22 - FSA
              Insured

       2,050 Stratford, Connecticut, General Obligation Bonds, Series      2/12 at 100.00       AAA       2,075,481
              2002, 4.000%, 2/15/16 - FSA Insured

       3,700 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA       5,369,033
              2001, 15.972%, 7/01/19 (IF) - FSA Insured

       3,000 Waterbury, Connecticut, General Obligation Bonds, Series        No Opt. Call       AAA       3,295,770
              2004B, 5.000%, 4/01/13 - FSA Insured

             Watertown, Connecticut, General Obligation Bonds, Series
             2005:
       1,055  5.000%, 8/01/14 - MBIA Insured                                 No Opt. Call       Aaa       1,162,557
       1,060  5.000%, 8/01/15 - MBIA Insured                                 No Opt. Call       Aaa       1,167,950

             Winchester, Connecticut, General Obligation Bonds, Series
             1990:
         140  6.750%, 4/15/06                                                No Opt. Call        A2         146,633
         140  6.750%, 4/15/07                                                No Opt. Call        A2         151,778
         140  6.750%, 4/15/08                                                No Opt. Call        A2         156,414
         140  6.750%, 4/15/09                                                No Opt. Call        A2         160,534
         140  6.750%, 4/15/10                                                No Opt. Call        A2         163,958
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 13.1%

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program - St. Camillus Health
             Center, Series 1994:
       2,000  6.250%, 11/01/18                                             5/05 at 102.00        AA       2,043,880
       3,695  6.250%, 11/01/18 - AMBAC Insured                             5/05 at 102.00       AAA       3,779,948

         825 Connecticut Health and Educational Facilities Authority,      7/08 at 102.00       AAA         847,696
              Revenue Bonds, Child Care Facilities Program, Series
              1998A, 5.000%, 7/01/28 - AMBAC Insured

----
19

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  5,000 Connecticut Health and Educational Facilities Authority,      5/05 at 102.00       AAA $     5,115,050
              Revenue Bonds, Nursing Home Program - St. Joseph's Manor,
              Series 1994, 6.250%, 11/01/16 - AMBAC Insured

       3,000 Connecticut Health and Educational Facilities Authority,      5/05 at 102.00       AAA       3,069,450
              Revenue Bonds, Nursing Home Program - Jewish Home for the
              Elderly, Series 1994, 6.250%, 11/01/20 - AMBAC Insured

       2,895 Connecticut Health and Educational Facilities Authority,      7/08 at 105.00         A       3,168,288
              Revenue Bonds, New Opportunities for Waterbury Inc.,
              Series 1998A, 6.750%, 7/01/28

       4,365 Connecticut Health and Educational Facilities Authority,     11/06 at 102.00        AA       4,648,507
              Revenue Bonds, Nursing Home Program - 3030 Park Fairfield
              Health Center, Series 1996, 6.250%, 11/01/21

       4,000 Connecticut, Special Tax Obligation Transportation           12/12 at 100.00       AAA       4,304,360
              Infrastructure Purpose Bonds, Series 2002B, 5.000%,
              12/01/20 - AMBAC Insured

       1,000 Connecticut, Special Tax Obligation Transportation            1/14 at 100.00       AAA       1,061,940
              Infrastructure Purpose Bonds, Series 2003B, 5.000%,
              1/01/23 - FGIC Insured

       1,150 Connecticut, Special Tax Obligation Transportation              No Opt. Call       AA-       1,327,779
              Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12

       1,870 Connecticut, Special Obligation Rate Reduction Bonds,           No Opt. Call       AAA       2,054,345
              Series 2004A, 5.000%, 6/30/11

             Connecticut, Certificates of Participation, Juvenile
             Training School, Series 2001:
       1,275  5.000%, 12/15/20                                            12/11 at 101.00       AA-       1,346,056
       1,000  5.000%, 12/15/30                                            12/11 at 101.00       AA-       1,035,500

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA       1,133,480
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

       2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB       2,296,740
              Taxes Loan Notes, Series 1999A, 6.500%, 10/01/24

         725 Woodstock, Connecticut, Special Obligation Bonds, Woodstock   3/05 at 100.00       AAA         728,023
              Academy, Series 1990, 6.900%, 3/01/06 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Transportation - 1.3%

       2,100 Connecticut, General Airport Revenue Bonds, Bradley           4/11 at 101.00       AAA       2,172,786
              International Airport, Series 2001A, 5.125%, 10/01/26
              (Alternative Minimum Tax) - FGIC Insured

       1,360 New Haven, Connecticut, Revenue Refunding Bonds, Air Rights     No Opt. Call       AAA       1,540,078
              Parking Facility, Series 2002, 5.375%, 12/01/14 - AMBAC
              Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC         176,510
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 12.5%

       1,000 Bridgeport, Connecticut, General Obligation Bonds, Series     7/10 at 101.00       AAA       1,150,600
              2000A, 6.000%, 7/15/19 (Pre-refunded to 7/15/10) - FGIC
              Insured

             Cheshire, Connecticut, General Obligation Bonds, Series
             1999:
         660  5.625%, 10/15/18 (Pre-refunded to 10/15/09)                 10/09 at 101.00    Aa3***         741,022
         660  5.625%, 10/15/19 (Pre-refunded to 10/15/09)                 10/09 at 101.00    Aa3***         741,022

       2,120 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA       2,273,848
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Greenwich Academy Issue, Series 1996A:
       1,000  5.700%, 3/01/16 (Pre-refunded to 3/01/06) - FSA Insured      3/06 at 101.00       AAA       1,042,500
       2,000  5.750%, 3/01/26 (Pre-refunded to 3/01/06) - FSA Insured      3/06 at 101.00       AAA       2,086,000

       1,300 Connecticut Health and Educational Facilities Authority,      7/05 at 100.00       AAA       1,628,250
              Revenue Bonds, Lutheran General Healthcare System -
              Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19

       1,500 Connecticut Health and Educational Facilities Authority,      7/05 at 101.00       AAA       1,531,365
              Revenue Bonds, Kent School, Series 1995B, 5.400%, 7/01/23
              (Pre-refunded to 7/01/05) - MBIA Insured

----
20

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** (continued)

             Connecticut, Special Tax Obligation Transportation
             Infrastructure Purpose Bonds, Series 2002A:
    $  1,500  5.375%, 7/01/18 (Pre-refunded to 7/01/12) - FSA Insured      7/12 at 100.00       AAA $     1,690,455
       1,780  5.375%, 7/01/19 (Pre-refunded to 7/01/12) - FSA Insured      7/12 at 100.00       AAA       2,006,007

       1,000 Hartford, Connecticut, Parking System Revenue Bonds, Series   7/10 at 100.00   Baa2***       1,041,290
              2000A, 6.500%, 7/01/25

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
       2,540  5.500%, 10/01/32                                            10/10 at 101.00       AAA       2,799,791
       4,500  5.500%, 10/01/40                                            10/10 at 101.00       AAA       4,960,260

       2,105 Stamford, Connecticut, General Obligation Bonds, Series       8/12 at 100.00       AAA       2,326,088
              2002, 5.000%, 8/15/15 (Pre-refunded to 8/15/12)

         500 University of Connecticut, Special Obligation Student Fee    11/10 at 101.00       AAA         571,790
              Revenue Bonds, Series 2000A, 5.750%, 11/15/29
              (Pre-refunded to 11/15/10) - FGIC Insured

         135 University of Connecticut, General Obligation Bonds, Series   3/10 at 101.00       AAA         151,718
              2000A, 5.550%, 3/01/18 (Pre-refunded to 3/01/10) - FGIC
              Insured

             University of Connecticut, General Obligation Bonds, Series
             2002A:
       3,065  5.375%, 4/01/17 (Pre-refunded to 4/01/12)                    4/12 at 100.00     AA***       3,446,593
       1,000  5.375%, 4/01/18 (Pre-refunded to 4/01/12)                    4/12 at 100.00     AA***       1,124,500

             Waterbury, Connecticut, General Obligation Bonds, Series
             2002A:
       1,500  5.375%, 4/01/16 (Pre-refunded to 4/01/12) - FSA Insured      4/12 at 100.00       AAA       1,686,750
       1,090  5.375%, 4/01/17 (Pre-refunded to 4/01/12) - FSA Insured      4/12 at 100.00       AAA       1,225,705

             Waterbury, Connecticut, General Obligation Tax Revenue
             Intercept Bonds, Series 2000:
         910  6.000%, 2/01/18 (Pre-refunded to 2/01/09) - RAAI Insured     2/09 at 101.00     AA***       1,022,585
       1,025  6.000%, 2/01/20 (Pre-refunded to 2/01/09) - RAAI Insured     2/09 at 101.00     AA***       1,151,813
-------------------------------------------------------------------------------------------------------------------
             Utilities - 7.8%

       7,480 Bristol Resource Recovery Facility Operating Committee,       7/05 at 102.00        A2       7,731,253
              Connecticut, Solid Waste Revenue Refunding Bonds, Ogden
              Martin Systems of Bristol Inc., Series 1995, 6.500%,
              7/01/14

       2,025 Connecticut Development Authority, Pollution Control         10/08 at 102.00      Baa1       2,152,919
              Revenue Refunding Bonds, Connecticut Light and Power
              Company, Series 1993A, 5.850%, 9/01/28

             Eastern Connecticut Resource Recovery Authority, Solid
             Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
             1993A:
         240  5.250%, 1/01/06 (Alternative Minimum Tax)                    7/05 at 100.00       BBB         240,480
       1,370  5.500%, 1/01/14 (Alternative Minimum Tax)                    7/05 at 100.00       BBB       1,396,989
       2,415  5.500%, 1/01/20 (Alternative Minimum Tax)                    7/05 at 100.00       BBB       2,433,837

             Guam Power Authority, Revenue Bonds, Series 1999A:
       2,280  5.125%, 10/01/29 - MBIA Insured                             10/09 at 101.00       AAA       2,408,501
       1,000  5.125%, 10/01/29 - AMBAC Insured                            10/09 at 101.00       AAA       1,056,360

       4,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA       5,162,560
              TICS, Series 2002-1, 13.037%, 7/01/20 (IF) - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.9%

       1,550 Connecticut, State Revolving Fund General Revenue Bonds,     10/13 at 100.00       AAA       1,687,578
              Series 2003A, 5.000%, 10/01/16

       1,750 Connecticut Development Authority, Water Facilities Revenue   4/07 at 102.00         A       1,843,431
              Bonds, Bridgeport Hydraulic Company, Series 1995, 6.150%,
              4/01/35 (Alternative Minimum Tax)

             South Central Connecticut Regional Water Authority, Water
             System Revenue Bonds, Eighteenth Series 2003A:
       3,000  5.000%, 8/01/20 - MBIA Insured                               8/13 at 100.00       AAA       3,214,680
       3,955  5.000%, 8/01/33 - MBIA Insured                               8/13 at 100.00       AAA       4,127,473

         500 Stamford, Connecticut, Water Pollution Control System and    11/13 at 100.00       AA+         520,200
              Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
-------------------------------------------------------------------------------------------------------------------
    $264,615 Total Long-Term Investments (cost $269,992,724) - 98.5%                                    285,992,165
-------------------------------------------------------------------------------------------------------------------
------------

----
21

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                                      Market
Amount (000) Description                                                       Ratings**           Value
--------------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.5%

    $  1,550 Puerto Rico Government Development Bank, Adjustable                     A-1 $     1,550,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.780%, 12/01/15 - MBIA Insured+
--------------------------------------------------------------------------------------------------------
    $  1,550 Total Short-Term Investments (cost $1,550,000)                                    1,550,000
--------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $271,542,724) - 99.0%                                   287,542,165
             ---------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.0%                                              2,940,065
             ---------------------------------------------------------------------------------------
             Net Assets - 100%                                                           $   290,482,230
             ---------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.




                                See accompanying notes to financial statements.

----
22

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.3%

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
    $  4,855  5.750%, 6/01/32                                              6/12 at 100.00       BBB $     4,850,533
       1,000  6.000%, 6/01/37                                              6/12 at 100.00       BBB         991,710

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2003:
         710  6.125%, 6/01/24                                              6/13 at 100.00       BBB         725,130
         750  6.375%, 6/01/32                                              6/13 at 100.00       BBB         765,817
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.1%

       2,500 Bergen County Improvement Authority, New Jersey, Revenue      9/12 at 101.00       N/R       2,635,225
              Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
              6.000%, 9/15/27

       1,000 New Brunswick Housing Authority, New Jersey, Lease Revenue    1/09 at 101.00       AAA       1,044,980
              Refunding Bonds, Rutgers University, Series 1998, 4.750%,
              7/01/18 - FGIC Insured

         825 New Jersey Economic Development Authority, Revenue Bonds,       No Opt. Call       N/R         971,429
              Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18

          75 New Jersey Economic Development Authority, Insured Revenue      No Opt. Call       AAA          75,534
              Bonds, Educational Testing Service Inc., Series 1995B,
              5.500%, 5/15/05 - MBIA Insured

         410 New Jersey Educational Facilities Authority, Revenue Bonds,   7/05 at 100.00        A-         411,558
              Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

         410 New Jersey Educational Facilities Authority, Revenue          7/05 at 100.00      Baa1         412,009
              Refunding Bonds, Monmouth College, Series 1993A, 5.625%,
              7/01/13

       1,025 New Jersey Educational Facilities Authority, Revenue Bonds,   7/11 at 100.00       AAA       1,078,515
              Ramapo College, Series 2001D, 5.000%, 7/01/25 - AMBAC
              Insured

       2,500 New Jersey Educational Facilities Authority, Revenue Bonds,   7/13 at 100.00         A       2,535,725
              Fairleigh Dickinson University, Series 2002D, 5.250%,
              7/01/32 - ACA Insured

         500 New Jersey Educational Facilities Authority, Revenue Bonds,   7/13 at 100.00       AAA         539,610
              Rowan University, Series 2003I, 5.125%, 7/01/21 - FGIC
              Insured

         560 New Jersey Educational Facilities Authority, Revenue Bonds,   7/14 at 100.00       AAA         605,724
              Montclair State University, Series 2004L, 5.125%, 7/01/21
              - MBIA Insured

             New Jersey Educational Facilities Authority, Revenue Bonds,
             New Jersey Institute of Technology, Series 2004B:
         930  5.000%, 7/01/18 - AMBAC Insured                              1/14 at 100.00       AAA       1,001,870
         425  5.000%, 7/01/19 - AMBAC Insured                              1/14 at 100.00       AAA         455,876
       1,030  4.750%, 7/01/20 - AMBAC Insured                              1/14 at 100.00       AAA       1,078,019
         815  4.250%, 7/01/24 - AMBAC Insured                              1/14 at 100.00       AAA         802,799

         290 New Jersey Educational Facilities Authority, Revenue Bonds,   7/14 at 100.00        AA         316,291
              Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI
              Insured

          25 New Jersey Higher Education Assistance Authority, Student     7/05 at 100.00        A+          25,060
              Loan Revenue Bonds, New Jersey Class Loan Program, Series
              1992A, 6.000%, 1/01/06 (Alternative Minimum Tax)

       1,500 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00       BBB       1,588,545
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.500%, 12/01/31
-------------------------------------------------------------------------------------------------------------------
             Financials - 0.6%

       1,000 New Jersey Economic Development Authority, Revenue              No Opt. Call      Baa3       1,078,550
              Refunding Bonds, Kapkowski Road Landfill Project, Series
              2002, 5.750%, 10/01/21
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 12.1%

         350 Camden County Improvement Authority, New Jersey, Revenue      8/14 at 100.00       BBB         366,744
              Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34

         500 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00      BBB-         516,700
              Revenue Refunding Bonds, St. Elizabeth Hospital Obligated
              Group, Series 1997, 6.000%, 7/01/27

----
23

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,200 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00       AAA $     1,275,756
              Revenue Refunding Bonds, Holy Name Hospital, Series 1997,
              5.250%, 7/01/20 - AMBAC Insured

       4,375 New Jersey Health Care Facilities Financing Authority,        8/11 at 100.00       AAA       4,524,100
              FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
              Center, Series 2001, 5.000%, 8/01/31 - AMBAC Insured

       1,710 New Jersey Health Care Facilities Financing Authority,        1/12 at 100.00        AA       1,770,466
              Revenue Refunding Bonds, Bayshore Community Hospital,
              Series 2002, 5.000%, 7/01/22 - RAAI Insured

       1,250 New Jersey Health Care Facilities Financing Authority,        7/12 at 100.00      Baa1       1,344,638
              Revenue Bonds, South Jersey Hospital System, Series 2002,
              5.875%, 7/01/21

       1,125 New Jersey Health Care Facilities Financing Authority,        7/13 at 100.00      Baa3       1,126,024
              Revenue Bonds, Somerset Medical Center, Series 2003,
              5.500%, 7/01/33

       1,000 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00       AAA       1,039,160
              Revenue Refunding Bonds, AHS Hospital Corporation, Series
              1997A, 5.000%, 7/01/27 - AMBAC Insured

         510 New Jersey Health Care Facilities Financing Authority,        7/10 at 101.00      BBB-         575,163
              Revenue Bonds, Trinitas Hospital Obligated Group, Series
              2000, 7.500%, 7/01/30

             New Jersey Health Care Facilities Financing Authority,
             Revenue Bonds, Bayone Hospital Obligated Group, Series 1994:
         215  6.400%, 7/01/07 - FSA Insured                                7/05 at 101.00       AAA         220,055
         175  6.250%, 7/01/12 - FSA Insured                                7/05 at 101.00       AAA         179,091

       2,000 New Jersey Health Care Facilities Financing Authority,        7/10 at 100.00         A       2,153,180
              Revenue Bonds, Robert Wood Johnson University Hospital,
              Series 2000, 5.750%, 7/01/31

       1,500 New Jersey Health Care Facilities Financing Authority,        1/09 at 101.00       AAA       1,624,965
              Revenue Bonds, Virtua Health System, Series 1998, 5.250%,
              7/01/10 - FSA Insured

       1,500 New Jersey Health Care Facilities Financing Authority,        7/10 at 100.00      BBB+       1,665,495
              Revenue Bonds, St. Peter's University Hospital, Series
              2000A, 6.875%, 7/01/30

         845 New Jersey Health Care Facilities Financing Authority,        7/14 at 100.00        AA         907,522
              Revenue Bonds, St. Clare's Hospital, Series 2004A, 5.250%,
              7/01/20 - RAAI Insured

         300 New Jersey Economic Development Authority, Revenue Bonds,     7/05 at 101.00       AAA         307,014
              RWJ Health Corporation at Hamilton Obligated Group, Series
              1994, 6.250%, 7/01/14 - FSA Insured

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical and     7/05 at 102.00       AAA       1,023,120
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 3.5%

       1,000 Essex County Improvement Authority, New Jersey, FNMA         11/12 at 100.00       Aaa       1,015,040
              Enhanced Multifamily Housing Revenue Bonds, Ballantyne
              House Project, Series 2002, 4.750%, 11/01/22 (Alternative
              Minimum Tax)

       1,500 New Jersey Housing and Mortgage Finance Agency, Multifamily   3/10 at 100.00       AAA       1,577,010
              Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31
              (Alternative Minimum Tax) - FSA Insured

         630 New Jersey Housing and Mortgage Finance Agency, Multifamily   8/10 at 100.00       AAA         664,102
              Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 -
              FSA Insured

       1,500 New Jersey Housing and Mortgage Finance Agency, Multifamily   5/06 at 102.00       AAA       1,557,315
              Housing Revenue Bonds, Series 1996A, 6.200%, 11/01/18
              (Alternative Minimum Tax) - AMBAC Insured

       1,015 Newark Housing Authority, New Jersey, GNMA Collateralized    10/09 at 102.00       Aaa       1,098,301
              Housing Revenue Bonds, Fairview Apartments Project, Series
              2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.2%

       4,000 New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/07 at 101.50       AAA       4,178,960
              Program Revenue Bonds, Series 1997U, 5.700%, 10/01/14
              (Alternative Minimum Tax) - MBIA Insured

       1,005 New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/10 at 100.00       AAA       1,008,306
              Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31
              (Alternative Minimum Tax) - MBIA Insured

         205 Virgin Islands Housing Finance Corporation, Single Family     3/05 at 102.00       AAA         209,305
              Mortgage Revenue Refunding Bonds, GNMA Mortgage-Backed
              Securities Program, Series 1995A, 6.450%, 3/01/16
              (Alternative Minimum Tax)

----
24

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.5%

    $  1,500 New Jersey Economic Development Authority, Revenue Bonds,     1/08 at 102.00       BB+ $     1,366,530
              United Methodist Homes of New Jersey Obligated Group,
              Series 1998, 5.125%, 7/01/25

       5,100 New Jersey Economic Development Authority, Revenue Bonds,    12/09 at 101.00       Aa3       5,520,393
              Jewish Community Housing Corporation of Metropolitan New
              Jersey, Series 1999, 5.900%, 12/01/31

             New Jersey Health Care Facilities Financing Authority,
             Revenue Bonds, House of the Good Shepherd Obligated Group,
             Series 2001:
       1,000  5.100%, 7/01/21 - RAAI Insured                               7/11 at 100.00        AA       1,042,640
       1,350  5.200%, 7/01/31 - RAAI Insured                               7/11 at 100.00        AA       1,402,083

       1,300 New Jersey Economic Development Authority, First Mortgage     7/08 at 102.00         A       1,359,150
              Fixed Rate Revenue Bonds, Cadbury Corporation, Series
              1998A, 5.500%, 7/01/18 - ACA Insured

         375 New Jersey Economic Development Authority, First Mortgage    11/14 at 100.00       N/R         391,279
              Revenue Bonds, Winchester Gardens at Wards Homestead,
              Series 2004A, 5.750%, 11/01/24
-------------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         250 Union County Pollution Control Financing Authority, New         No Opt. Call      Baa1         271,453
              Jersey, Revenue Refunding Bonds, American Cyanamid
              Company, Series 1994, 5.800%, 9/01/09
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 4.6%

       1,445 Clifton, New Jersey, General Obligation Bonds, Series 2002,   1/11 at 100.00       AAA       1,546,945
              5.000%, 1/15/19 - FGIC Insured

         500 Hillsborough Township School District, Somerset County, New     No Opt. Call       AA-         573,260
              Jersey, General Obligation School Bonds, Series 1992,
              5.875%, 8/01/11

       3,500 Middletown Township Board of Education, Monmouth County,      8/10 at 100.00       AAA       3,704,400
              New Jersey, Refunding School Bonds, Series 2001, 5.000%,
              8/01/22 - FSA Insured

         480 New Jersey, General Obligation Bonds, Series 2005L, 5.250%,     No Opt. Call       AAA         543,086
              7/15/16 - AMBAC Insured

         165 Parsippany-Troy Hills Township, New Jersey, General             No Opt. Call        AA         155,565
              Obligation Bonds, Series 1992, 0.000%, 4/01/07

         250 Union City, Hudson County, New Jersey, General Obligation       No Opt. Call       AAA         292,265
              School Purpose Bonds, Series 1992, 6.375%, 11/01/10 - FSA
              Insured

       1,000 Washington Township Board of Education, Gloucester County,    2/13 at 100.00       Aaa       1,087,850
              New Jersey, General Obligation Bonds, Series 2004, 5.000%,
              2/01/15 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 25.1%

       1,005 Burlington County Bridge Commission, New Jersey,              8/13 at 100.00        AA       1,086,516
              Governmental Leasing Program Revenue Bonds, County
              Guaranteed, Series 2003, 5.000%, 8/15/15

             Burlington County Bridge Commission, New Jersey, Guaranteed
              Pooled Loan Bonds, Series 2003:
       1,000  5.000%, 12/01/20 - MBIA Insured                             12/13 at 100.00       AAA       1,070,320
         695  5.000%, 12/01/21 - MBIA Insured                             12/13 at 100.00       AAA         740,807

       1,550 Essex County Improvement Authority, New Jersey, General      10/13 at 100.00       Aaa       1,622,091
              Obligation Lease Revenue Bonds, Correctional Facilities
              Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

         450 Essex County Improvement Authority, New Jersey, Guaranteed    6/05 at 100.00      Baa2         450,891
              Pooled Revenue Bonds, Series 1992A, 6.500%, 12/01/12

       3,000 Essex County Improvement Authority, New Jersey, Lease           No Opt. Call       Aaa       3,291,510
              Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

             Garden State Preservation Trust, New Jersey, Open Space and
             Farmland Preservation Bonds, Series 2003A:
         750  5.250%, 11/01/19 - FSA Insured                              11/13 at 100.00       AAA         822,885
       1,225  5.000%, 11/01/20 - FSA Insured                              11/13 at 100.00       AAA       1,310,824
       1,625  5.000%, 11/01/21 - FSA Insured                              11/13 at 100.00       AAA       1,731,746

         505 Little Ferry Board of Education, Bergen County, New Jersey,     No Opt. Call       N/R         521,721
              Certificates of Participation, Series 1994, 6.300%, 1/15/08

       3,000 Middlesex County, New Jersey, Certificates of                 8/11 at 100.00       AAA       3,153,480
              Participation, Series 2001, 5.000%, 8/01/22 - MBIA Insured

       3,025 Middlesex County Improvement Authority, New Jersey, County    9/09 at 100.00       AAA       3,279,433
              Guaranteed Open Space Trust Fund Revenue Bonds, Series
              1999, 5.250%, 9/15/15

----
25

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,280 New Jersey Economic Development Authority, Lease Revenue     11/08 at 101.00       Aaa $     1,302,016
              Bonds, Bergen County Administration Complex, Series 1998,
              4.750%, 11/15/26 - MBIA Insured

       2,600 New Jersey Economic Development Authority, Revenue Bonds,     7/14 at 100.00       AAA       2,897,232
              Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
              MBIA Insured

       1,560 New Jersey Economic Development Authority, Cigarette Tax      6/14 at 100.00       BBB       1,654,957
              Revenue Bonds, Series 2004, 5.750%, 6/15/34

       1,350 New Jersey Economic Development Authority, School             9/13 at 100.00       AAA       1,456,650
              Facilities Construction Bonds, Series 2004G,
              5.000%, 9/01/17 - MBIA Insured

       1,700 New Jersey Economic Development Authority, School Facility      No Opt. Call       AAA       1,908,403
              Construction Bonds, Series 2005K, 5.250%, 12/15/14 - FGIC
              Insured

       1,000 New Jersey Educational Facilities Authority, Revenue Bonds,   9/12 at 100.00       AAA       1,100,460
              Higher Education Capital Improvement Bonds, Fund Issue,
              Series 2002A, 5.250%, 9/01/19 - AMBAC Insured

       1,300 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       AAA       1,449,851
              Transportation System Bonds, Series 2004B,
              5.250%, 12/15/13 - FGIC Insured

       1,910 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       Aaa       2,130,166
              Transportation System Bonds, Series 2005B,
              5.250%, 12/15/13 - MBIA Insured

         170 Puerto Rico Aqueduct and Sewerage Authority, Revenue          7/06 at 101.50        A-         174,699
              Refunding Bonds, Series 1995, 5.000%, 7/01/15

       4,000 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA       4,454,080
              Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
              Insured

       5,000 Union County Utilities Authority, New Jersey, Solid Waste     6/08 at 102.00       AA+       5,099,800
              System County Deficiency Revenue Bonds, Series 1998A,
              5.000%, 6/15/28 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Transportation - 13.8%

       2,150 Delaware River Port Authority, Pennsylvania and New Jersey,   1/08 at 101.00       AAA       2,241,999
              Revenue Bonds, Port District Project, Series 1998B,
              5.000%, 1/01/26 - MBIA Insured

       3,500 Delaware River Port Authority, New Jersey and Pennsylvania,   1/10 at 100.00       AAA       3,865,785
              Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

       3,400 New Jersey Turnpike Authority, Revenue Bonds, Residual        7/13 at 100.00       Aaa       4,108,526
              Interest, Series 835, Series 2003A, 10.660%, 1/01/19 (IF)
              - FGIC Insured

             New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          25  6.500%, 1/01/16                                                No Opt. Call         A          29,837
         650  6.500%, 1/01/16 - MBIA Insured                                 No Opt. Call       AAA         784,634

         375 Newark Housing Authority, New Jersey, Port Authority          1/14 at 100.00       AAA         408,289
              Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 -
              MBIA Insured

       1,000 Port Authority of New York and New Jersey, Consolidated       1/07 at 101.00       AA-       1,049,340
              Revenue Bonds, One Hundred Ninth Series 1997, 5.375%,
              7/15/22

       2,000 Port Authority of New York and New Jersey, Consolidated       6/05 at 101.00       AA-       2,032,480
              Revenue Bonds, One Hundred Twelfth Series 1998, 5.250%,
              12/01/13 (Alternative Minimum Tax)

             Port Authority of New York and New Jersey, Special Project
             Bonds, JFK International Air Terminal LLC, Sixth Series
             1997:
       2,125  6.250%, 12/01/08 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA       2,345,129
       1,000  7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA       1,197,000
       2,000  5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured   12/07 at 102.00       AAA       2,163,220
       3,125  5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA Insured   12/07 at 100.00       AAA       3,322,969
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 11.2%

       2,115 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA       2,268,486
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

       1,680 Lafayette Yard Community Development Corporation, Trenton,    4/10 at 101.00       Aaa       1,926,859
              New Jersey, Revenue Bonds, Hotel and Conference Center
              Project, Series 2000, 6.000%, 4/01/29 (Pre-refunded to
              4/01/10) - MBIA Insured

----
26

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

    $    725 New Jersey Health Care Facilities Financing Authority,          No Opt. Call       AAA $       807,164
              Revenue Bonds, Hackensack Hospital, Series 1979A, 8.750%,
              7/01/09

         625 New Jersey Economic Development Authority, Insured Revenue    5/05 at 102.00       AAA         642,788
              Bonds, Educational Testing Service Inc., Series 1995B,
              6.125%, 5/15/15 (Pre-refunded to 5/15/05) - MBIA Insured

         500 New Jersey Economic Development Authority, School             6/11 at 100.00       AAA         556,325
              Facilities Construction Bonds, Series 2001A,
              5.250%, 6/15/19 (Pre-refunded to 6/15/11) - AMBAC Insured

             New Jersey Economic Development Authority, School
             Facilities Construction Bonds, Series 2002C:
       1,500  5.000%, 6/15/15 (Pre-refunded to 6/15/12) - MBIA Insured     6/12 at 100.00       AAA       1,656,825
       1,750  5.000%, 6/15/20 (Pre-refunded to 6/15/12) - MBIA Insured     6/12 at 100.00       AAA       1,932,963

       1,000 New Jersey Economic Development Authority, School             6/13 at 100.00       AAA       1,123,420
              Facilities Construction Bonds, Series 2003F,
              5.250%, 6/15/21 (Pre-refunded to 6/15/13) - FGIC Insured

             New Jersey Transportation Trust Fund Authority,
             Transportation System Bonds, Series 2003C:
       1,000  5.500%, 6/15/17 (Pre-refunded to 6/15/13)                    6/13 at 100.00       AAA       1,141,270
       1,000  5.500%, 6/15/18 (Pre-refunded to 6/15/13)                    6/13 at 100.00       AAA       1,141,270

             New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         570  6.500%, 1/01/16                                                No Opt. Call      A***         688,452
           5  6.500%, 1/01/16 - AMBAC Insured                                No Opt. Call       AAA           6,039
         105  6.500%, 1/01/16 - MBIA Insured                                 No Opt. Call       AAA         126,820

         615 Puerto Rico, General Obligation and Public Improvement        7/11 at 100.00       AAA         681,137
              Bonds, Series 2001, 5.125%, 7/01/30 (Pre-refunded to
              7/01/11) - FSA Insured

       3,900 Puerto Rico Infrastructure Financing Authority, Special      10/10 at 101.00       AAA       4,305,678
              Obligation Bonds, Series 2000A, 5.375%, 10/01/24
-------------------------------------------------------------------------------------------------------------------
             Utilities - 2.1%

         525 Camden County Pollution Control Financing Authority, New      6/05 at 100.00        B2         524,932
              Jersey, Solid Waste Disposal and Resource Recovery System
              Revenue Bonds, Series 1991D, 7.250%, 12/01/10

       1,250 New Jersey Economic Development Authority, Pollution            No Opt. Call      Baa1       1,325,813
              Control Revenue Refunding Bonds, Public Service Electric
              and Gas Company, Series 2001A, 5.000%, 3/01/12

         200 Port Authority of New York and New Jersey, Special Project      No Opt. Call       N/R         211,390
              Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
              (Alternative Minimum Tax)

       1,500 Puerto Rico Electric Power Authority, Power Revenue           7/05 at 100.00        A-       1,510,410
              Refunding Bonds, Series 1995Z, 5.250%, 7/01/21
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.8%

       1,380 Bayonne Municipal Utilities Authority, New Jersey, Water      4/13 at 100.00       Aaa       1,473,067
              System Revenue Refunding Bonds, Series 2003A, 5.000%,
              4/01/18 - XLCA Insured

       2,675 North Hudson Sewerage Authority, New Jersey, Sewerage         8/06 at 101.00       AAA       2,773,570
              Revenue Bonds, Series 1996, 5.125%, 8/01/22 - FGIC Insured

         500 North Hudson Sewerage Authority, New Jersey, Sewerage         8/12 at 100.00       Aaa         549,730
              Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 -
              FGIC Insured
-------------------------------------------------------------------------------------------------------------------
    $157,930 Total Long-Term Investments (cost $160,503,988) - 99.1%                                    168,809,094
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.9%                                                         1,528,858
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   170,337,952
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
27

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND
February 28, 2005


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.1%

    $  1,410 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $     1,395,731
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

       1,060 Erie County Tobacco Asset Securitization Corporation, New     7/10 at 101.00       BBB       1,098,785
              York, Senior Tobacco Settlement Asset- Backed Bonds,
              Series 2000, 6.000%, 7/15/20

             Monroe Tobacco Asset Securitization Corporation, New York,
             Tobacco Settlement Asset-Backed Bonds, Series 2000:
         250  6.000%, 6/01/15                                              6/10 at 101.00       BBB         264,410
       1,015  6.150%, 6/01/25                                              6/10 at 101.00       BBB       1,054,595

       1,230 New York Counties Tobacco Trust I, Tobacco Settlement         6/10 at 101.00       BBB       1,262,939
              Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

       1,210 New York Counties Tobacco Trust II, Tobacco Settlement        6/11 at 101.00       BBB       1,214,683
              Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

       1,500 Nassau County Tobacco Settlement Corporation, New York,       7/09 at 101.00      BBB-       1,569,645
              Tobacco Settlement Asset-Backed Bonds, Series 1999A,
              6.500%, 7/15/27

         675 Rensselaer Tobacco Asset Securitization Corporation, New      6/12 at 100.00       BBB         664,234
              York, Tobacco Settlement Asset-Backed Bonds, Series 2001A,
              5.200%, 6/01/25

       2,750 TSASC Inc., New York, Tobacco Flexible Amortization Bonds,    7/09 at 101.00       BBB       2,858,982
              Series 1999-1, 6.250%, 7/15/27

       2,500 Westchester Tobacco Asset Securitization Corporation, New     7/10 at 101.00       BBB       2,655,725
              York, Tobacco Settlement Asset-Backed Bonds, Series 1999,
              6.750%, 7/15/29
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 12.1%

       2,000 Albany Industrial Development Agency, New York, Revenue      10/10 at 100.00        AA       2,205,520
              Bonds, Albany Law School, Series 2000A, 5.750%, 10/01/30 -
              RAAI Insured

       1,655 Brookhaven Industrial Development Agency, New York, Revenue   3/05 at 100.00      BBB-       1,655,066
              Bonds, Dowling College, Series 1993, 6.750%, 3/01/23

       1,000 Cattaraugus County Industrial Development Agency, New York,   7/10 at 102.00      Baa1       1,076,290
              Revenue Bonds, Jamestown Community College, Series 2000A,
              6.500%, 7/01/30

       2,470 Dutchess County Industrial Development Agency, New York,      5/05 at 101.00        A3       2,503,913
              Civic Facility Revenue Bonds, Bard College, Series 1992,
              7.000%, 11/01/17

         700 New York City Trust for Cultural Resources, New York,         7/10 at 101.00         A         762,139
              Revenue Bonds, Museum of American Folk Art, Series 2000,
              6.000%, 7/01/22 - ACA Insured

       1,000 New York City Trust for Cultural Resources, New York,         7/12 at 100.00       AAA       1,044,690
              Revenue Bonds, Museum of Modern Art, Series 2001D, 5.125%,
              7/01/31 - AMBAC Insured

       1,685 New York City Industrial Development Agency, New York,        7/12 at 100.00        A1       1,785,308
              Civic Facility Revenue Bonds, American Council of Learned
              Societies, Series 2002, 5.250%, 7/01/27

             New York City Industrial Development Agency, New York,
             Civic Facility Revenue Bonds, College of New Rochelle,
             Series 1995:
       1,000  6.200%, 9/01/10                                              9/05 at 102.00      Baa2       1,032,360
       1,000  6.300%, 9/01/15                                              9/05 at 102.00      Baa2       1,029,540

         685 New York State Dormitory Authority, Insured Revenue Bonds,    7/11 at 102.00        AA         737,355
              D'Youville College, Series 2001, 5.250%, 7/01/20 - RAAI
              Insured

       1,850 New York State Dormitory Authority, Insured Revenue Bonds,    7/08 at 101.00       AAA       1,957,393
              New York Medical College, Series 1998, 5.000%, 7/01/21 -
              MBIA Insured

             New York State Dormitory Authority, Lease Revenue Bonds,
             State University Dormitory Facilities, Series 2003B:
       1,250  5.250%, 7/01/31 (Mandatory put 7/01/13) - FGIC Insured         No Opt. Call       AAA       1,386,488
       2,000  5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured         No Opt. Call       AAA       2,218,380

         525 New York State Dormitory Authority, Revenue Bonds, City         No Opt. Call       AAA         610,213
              University of New York, Series 2005A, 5.500%, 7/01/18 -
              FGIC Insured

       2,700 New York State Dormitory Authority, Revenue Bonds,            7/09 at 101.00        AA       3,021,489
              Marymount Manhattan College, Series 1999, 6.250%, 7/01/29
              - RAAI Insured

----
28

   Principal                                                                Optional Call                  Market
Amount (000) Description                                                      Provisions* Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  1,250 New York State Dormitory Authority, Revenue Bonds, Pratt      7/09 at 102.00        AA $   1,404,663
              Institute, Series 1999, 6.000%, 7/01/24 - RAAI Insured

       1,000 New York State Dormitory Authority, Revenue Bonds, State      5/14 at 100.00       AA-     1,112,140
              University Educational Facilities, Series 1993B, 5.250%,
              5/15/19

       1,335 New York State Dormitory Authority, Revenue Bonds, State      5/10 at 101.00       AAA     2,044,446
              University Educational Facilities, 1999 Resolution, Series
              A-D, RITES, Series PA-781R, 14.000%, 5/15/16 (IF) - FSA
              Insured

       1,750 New York State Dormitory Authority, Revenue Bonds,            7/09 at 101.00        A+     1,868,650
              University of Rochester, Series 1999B, 5.625%, 7/01/24

       1,000 New York State Dormitory Authority, Second General              No Opt. Call        A2     1,120,810
              Resolution Consolidated Revenue Bonds, City University
              System, Series 1990C, 7.500%, 7/01/10

       1,500 New York State Dormitory Authority, Second General              No Opt. Call       AA-     1,599,735
              Resolution Consolidated Revenue Bonds, City University
              System, Series 1993A, 5.750%, 7/01/07

       3,000 Niagara County Industrial Development Agency, New York,      11/11 at 101.00        AA     3,252,060
              Civic Facility Revenue Bonds, Niagara University, Series
              2001A, 5.500%, 11/01/16 - RAAI Insured

       3,515 Suffolk County Industrial Development Agency, New York,       6/05 at 101.00      BBB-     3,518,937
              Revenue Bonds, Dowling College, Series 1994, 6.625%,
              6/01/24

       1,000 Suffolk County Industrial Development Agency, New York,      12/06 at 102.00      BBB-     1,007,430
              Revenue Bonds, Dowling College, Series 1996, 6.700%,
              12/01/20

             Utica Industrial Development Agency, New York, Revenue
             Bonds, Utica College, Series 1998A:
         255  5.300%, 8/01/08                                                No Opt. Call       N/R       258,570
       1,000  5.750%, 8/01/28                                              8/08 at 102.00       N/R       994,850
-----------------------------------------------------------------------------------------------------------------
             Healthcare - 11.1%

       2,550 New York City Health and Hospitals Corporation, New York,     2/13 at 100.00       AAA     2,750,379
              Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22
              - AMBAC Insured

       2,180 New York City Industrial Development Agency, New York,        7/12 at 101.00       Ba3     2,146,733
              Civic Facility Revenue Bonds, Staten Island University
              Hospital, Series 2002C, 6.450%, 7/01/32

         745 New York City Industrial Development Agency, New York,        7/12 at 100.00       Ba3       696,016
              Civic Facility Revenue Bonds, Staten Island University
              Hospital, Series 2001B, 6.375%, 7/01/31

       3,300 New York State Dormitory Authority, FHA-Insured Mortgage      2/07 at 102.00       AAA     3,484,239
              Nursing Home Revenue Bonds, Menorah Campus Inc., Series
              1997, 5.950%, 2/01/17

       2,250 New York State Dormitory Authority, FHA-Insured Mortgage      2/07 at 102.00       AAA     2,406,127
              Nursing Home Revenue Bonds, Rosalind and Joseph Gurwin
              Jewish Geriatric Center of Long Island, Series 1997,
              5.700%, 2/01/37 - AMBAC Insured

       3,000 New York State Dormitory Authority, Revenue Bonds, Catholic   7/10 at 101.00      Baa1     3,337,980
              Health Services of Long Island Obligated Group, St.
              Catherine of Siena Medical Center, Series 2000A, 6.500%,
              7/01/20

       2,400 New York State Dormitory Authority, Revenue Bonds, Lenox      7/11 at 101.00      Baa2     2,481,744
              Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/30

       1,650 New York State Dormitory Authority, Revenue Bonds, Mount      7/10 at 101.00       Ba1     1,732,236
              Sinai NYU Health Obligated Group, Series 2000A, 6.500%,
              7/01/25

       2,350 New York State Dormitory Authority, Revenue Bonds, Mount      7/05 at 100.00      BBB-     2,352,750
              Sinai NYU Health Obligated Group, Series 2002C, 6.000%,
              7/01/26

       3,295 New York State Dormitory Authority, Revenue Bonds, New York   8/14 at 100.00       AAA     3,647,730
              and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 -
              FSA Insured

       1,250 New York State Dormitory Authority, Revenue Bonds, North      5/13 at 100.00        A3     1,318,350
              Shore Long Island Jewish Group, Series 2003, 5.375%,
              5/01/23

         430 New York State Dormitory Authority, Revenue Bonds, Nyack      7/06 at 102.00       Ba3       434,266
              Hospital, Series 1996, 6.000%, 7/01/06

       1,500 New York State Dormitory Authority, Revenue Bonds, South      7/13 at 100.00      Baa1     1,586,160
              Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23

----
29

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,000 New York State Dormitory Authority, Revenue Bonds,            7/13 at 100.00      Baa1 $     1,041,300
              Winthrop-South Nassau University Hospital Association,
              Series 2003A, 5.500%, 7/01/32

         385 New York State Medical Care Facilities Finance Agency,        8/05 at 100.00       AAA         391,256
              FHA-Insured Mortgage Revenue Bonds, Hospital and Nursing
              Home Projects, Series 1992B, 6.200%, 8/15/22

         895 New York State Medical Care Facilities Finance Agency,        8/05 at 102.00        AA         915,397
              FHA-Insured Mortgage Revenue Bonds, Kenmore Mercy
              Hospital, Series 1995B, 6.100%, 2/15/15

         960 New York State Medical Care Facilities Finance Agency,       11/05 at 102.00       Aa1       1,002,403
              Secured Mortgage Revenue Bonds, Brookdale Family Care
              Centers Inc., Series 1995A, 6.375%, 11/15/19

       1,020 New York State Medical Care Facilities Finance Agency,        8/05 at 101.00        AA       1,033,127
              FHA-Insured Hospital and Nursing Home Mortgage Revenue
              Bonds, Series 1994A, 6.200%, 2/15/21

       1,725 Newark-Wayne Community Hospital, New York, Hospital Revenue   3/05 at 101.00       N/R       1,712,701
              Refunding and Improvement Bonds, Series 1993A, 7.600%,
              9/01/15

             Suffolk County Industrial Development Agency, New York,
             Revenue Bonds, Huntington Hospital, Series 2002C:
         850  6.000%, 11/01/22                                            11/12 at 100.00      Baa1         910,546
       1,220  5.875%, 11/01/32                                            11/12 at 100.00      Baa1       1,278,304

       1,000 Yonkers Industrial Development Agency, New York, Revenue      7/11 at 101.00        BB       1,020,260
              Bonds, St. John's Riverside Hospital, Series 2001A,
              7.125%, 7/01/31
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.7%

         335 East Syracuse Housing Authority, New York, FHA-Insured        4/10 at 102.00       AAA         369,719
              Section 8 Assisted Revenue Refunding Bonds, Bennet
              Project, Series 2001A, 6.700%, 4/01/21

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2001A:
       2,000  5.500%, 11/01/31                                             5/11 at 101.00        AA       2,072,940
       2,000  5.600%, 11/01/42                                             5/11 at 101.00        AA       2,073,040

       2,000 New York City Housing Development Corporation, New York,     11/11 at 100.00        AA       2,044,440
              Multifamily Housing Revenue Bonds, Series 2001C-2, 5.400%,
              11/01/33 (Alternative Minimum Tax)

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2002A:
         910  5.375%, 11/01/23 (Alternative Minimum Tax)                   5/12 at 100.00        AA         949,794
         450  5.500%, 11/01/34 (Alternative Minimum Tax)                   5/12 at 100.00        AA         462,983

       2,040 New York State Housing Finance Agency, Mortgage Revenue       5/06 at 102.00       AAA       2,132,942
              Refunding Bonds, Housing Project, Series 1996A, 6.125%,
              11/01/20 - FSA Insured

             New York State Housing Finance Agency, FHA-Insured Mortgage
             Multifamily Housing Revenue Bonds, Series 1992A:
         480  6.950%, 8/15/12                                              8/05 at 100.00        AA         492,840
         180  7.000%, 8/15/22                                              8/05 at 100.00        AA         183,272

       1,000 New York State Housing Finance Agency, Secured Mortgage       8/11 at 100.00       Aa1       1,026,110
              Program Multifamily Housing Revenue Bonds, Series 2001G,
              5.400%, 8/15/33 (Alternative Minimum Tax)

       1,265 Tonawanda Housing Authority, New York, Housing Revenue        9/09 at 103.00       N/R       1,133,567
              Bonds, Kibler Senior Housing LP, Series 1999A, 7.750%,
              9/01/31

       3,030 Westchester County Industrial Development Agency, New York,   8/11 at 102.00       Aaa       3,239,797
              GNMA Collateralized Mortgage Loan Revenue Bonds, Living
              Independently for the Elderly Inc., Series 2001A, 5.400%,
              8/20/32
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.3%

         900 New York State Mortgage Agency, Homeowner Mortgage Revenue   10/09 at 100.00       Aa1         935,811
              Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)

       1,470 New York State Mortgage Agency, Homeowner Mortgage Revenue    4/10 at 100.00       Aa1       1,557,818
              Bonds, Series 95, 5.625%, 4/01/22

         280 New York State Mortgage Agency, Mortgage Revenue Bonds,      10/10 at 100.00       Aaa         287,179
              Twenty-Ninth Series, 5.450%, 4/01/31 (Alternative Minimum
              Tax)

----
30

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

    $  1,660 New York State Mortgage Agency, Mortgage Revenue Bonds,       4/13 at 101.00       Aaa $     1,687,241
              Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.3%

       1,320 East Rochester Housing Authority, New York, GNMA Secured     12/11 at 101.00       Aaa       1,402,909
              Revenue Refunding Bonds, Genesee Valley Presbyterian
              Nursing Center Project, Series 2001, 5.200%, 12/20/24

         965 Nassau County Industrial Development Agency, New York,        7/11 at 101.00       N/R       1,042,046
              Revenue Bonds, Special Needs Facilities Pooled Program,
              Series 2001B-1, 7.250%, 7/01/16

       1,120 New York City Industrial Development Agency, New York,        7/10 at 102.00       N/R       1,208,368
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2000, 8.125%, 7/01/19

         300 New York State Dormitory Authority, FHA-Insured Mortgage      2/12 at 101.00       AAA         320,025
              Revenue Bonds, Augustana Lutheran Home for the Aged Inc.,
              Series 2001, 5.400%, 2/01/31 - MBIA Insured

       1,990 New York State Dormitory Authority, FHA-Insured Mortgage      8/06 at 102.00       AAA       2,035,750
              Revenue Bonds, W.K. Nursing Home Corporation, Series 1996,
              5.950%, 2/01/16

       1,520 New York State Dormitory Authority, FHA-Insured Nursing       2/13 at 102.00       AAA       1,613,997
              Home Mortgage Revenue Bonds, Shorefront Jewish Geriatric
              Center Inc., Series 2002, 5.200%, 2/01/32

       2,000 New York State Dormitory Authority, Revenue Bonds, Bishop     7/06 at 102.00       Aa1       2,116,260
              Henry R. Hucles Nursing Home Inc., Series 1996, 6.000%,
              7/01/24

       1,500 New York State Dormitory Authority, Revenue Bonds, Concord    7/10 at 101.00       Aa3       1,644,900
              Nursing Home Inc., Series 2000, 6.500%, 7/01/29

       1,000 New York State Dormitory Authority, Revenue Bonds, Miriam     7/10 at 102.00         A       1,102,590
              Osborn Memorial Home Association, Series 2000B, 6.375%,
              7/01/29 - ACA Insured

         250 Suffolk County Industrial Development Agency, New York,       7/11 at 101.00       N/R         269,960
              Revenue Bonds, Special Needs Facilities Pooled Program,
              Series 2001C-1, 7.250%, 7/01/16

       5,000 Syracuse Housing Authority, New York, FHA-Insured Mortgage    2/08 at 102.00       AAA       5,442,100
              Revenue Bonds, Loretto Rest Residential Healthcare
              Facility, Series 1997A, 5.800%, 8/01/37
-------------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         700 Essex County Industrial Development Agency, New York,        11/09 at 101.00       BBB         758,520
              Environmental Improvement Revenue Bonds, International
              Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 4.1%

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1996G:
         220  5.750%, 2/01/17                                              2/06 at 101.50         A         228,756
         925  5.750%, 2/01/20                                              2/06 at 101.50         A         961,815

       5,000 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00       AAA       5,403,550
              Series 2004I, 5.000%, 8/01/17 - MBIA Insured

         895 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50         A         951,662
              Series 1997D, 5.875%, 11/01/11

       1,725 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00         A       1,885,080
              Series 2004B, 5.250%, 8/01/15

       1,650 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00         A       1,796,900
              Series 2004C, 5.250%, 8/15/16

         950 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A       1,013,470
              2000A, 6.000%, 6/01/20 - ACA Insured

             South Orangetown Central School District, Rockland County,
             New York, General Obligation Bonds, Series 1990:
         390  6.875%, 10/01/08                                               No Opt. Call        A1         441,293
         390  6.875%, 10/01/09                                               No Opt. Call        A1         451,913

         505 White Plains, New York, General Obligation Bonds, Series      5/11 at 100.00       AA+         536,194
              2004A, 5.000%, 5/15/22

         225 Yonkers, New York, General Obligation Bonds, School Issue,    6/09 at 101.00       AAA         242,539
              Series 1999C, 5.000%, 6/01/19 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.0%

         300 Albany Housing Authority, Albany, New York, Limited          10/05 at 102.00        A3         310,605
              Obligation Refunding Bonds, Series 1995, 5.850%, 10/01/07

----
31

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,500 Albany Parking Authority, New York, Revenue Refunding           No Opt. Call      Baa1 $       808,005
              Bonds, Series 1992A, 0.000%, 11/01/17

       3,000 Battery Park City Authority, New York, Senior Revenue        11/13 at 100.00       AAA       3,272,880
              Bonds, Series 2003A, 5.250%, 11/01/22

             Canton Human Services Initiative Inc., New York, Facility
             Revenue Bonds, Series 2001:
       1,000  5.700%, 9/01/24                                              9/11 at 102.00      Baa2       1,073,850
       1,030  5.750%, 9/01/32                                              9/11 at 102.00      Baa2       1,104,006

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       1,825  5.750%, 7/01/18                                                No Opt. Call       AA-       2,124,811
       4,400  5.125%, 1/01/29                                              7/12 at 100.00       AA-       4,565,880

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 2002A:
       4,400  5.250%, 11/15/25 - FSA Insured                              11/12 at 100.00       AAA       4,772,944
       2,000  5.000%, 11/15/30                                            11/12 at 100.00       AA-       2,058,520

       1,680 Monroe Newpower Corporation, New York, Power Facilities       1/13 at 102.00       BBB       1,749,854
              Revenue Bonds, Series 2003, 5.500%, 1/01/34

       1,915 New York City Transitional Finance Authority, New York,       5/10 at 101.00       Aa3       2,662,290
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 13.430%, 11/01/17 (IF)

       2,665 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AA+       2,802,781
              Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%,
              2/01/23

          35 New York State Dormitory Authority, Improvement Revenue       2/07 at 102.00       AAA          37,576
              Bonds, Mental Health Services Facilities, Series 1997A,
              5.750%, 8/15/22 - MBIA Insured

       1,495 New York State Dormitory Authority, Revenue Bonds, Mental     2/07 at 102.00       AA-       1,591,099
              Health Services Facilities Improvements, Series 1997B,
              5.625%, 2/15/21

       1,180 New York State Environmental Facilities Corporation,          3/14 at 100.00       AA-       1,252,700
              Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

       1,000 New York State Housing Finance Agency, Revenue Refunding      5/06 at 101.50        A+       1,048,040
              Bonds, New York City Health Facilities, Series 1996A,
              6.000%, 11/01/08

       3,125 New York State Local Government Assistance Corporation,         No Opt. Call       AAA       3,500,313
              Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - FSA Insured

          10 New York State Housing Finance Agency, Service Contract       9/05 at 102.00       AA-          10,386
              Obligation Revenue Bonds, Series 1995A, 6.375%, 9/15/15

          55 New York State Municipal Bond Bank Agency, Buffalo, Special   3/05 at 100.00      BBB+          56,353
              Program Revenue Bonds, Series 1991A, 6.875%, 3/15/06

       3,335 New York State Thruway Authority, Highway and Bridge Trust    4/10 at 100.00       Aaa       4,583,391
              Fund Bonds, Residual Interest Certificates, Series 368,
              13.040%, 4/01/16 (IF) - FGIC Insured

       1,535 New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00       AAA       1,686,689
              Fund Bonds, Series 2002A, 5.250%, 4/01/18 - FSA Insured

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00       AAA       1,630,635
              Fund Bonds, Second General, Series 2003A, 5.250%, 4/01/23
              - MBIA Insured

       2,170 New York State Thruway Authority, Highway and Bridge Trust    4/14 at 100.00       AAA       2,324,569
              Fund Bonds, Second General, Series 2004, 5.000%, 4/01/20 -
              MBIA Insured

       1,000 New York State Urban Development Corporation, Special         1/06 at 102.00       AA-       1,048,290
              Project Revenue Refunding Bonds, Onondaga County
              Convention Center, Series 1995, 6.250%, 1/01/20

       3,500 New York State Urban Development Corporation, Service           No Opt. Call       AA-       3,861,900
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       2,000 Niagara Falls City School District, Niagara County, New       6/08 at 101.00       AAA       2,137,420
              York, Certificates of Participation, High School Facility,
              Series 1998, 5.375%, 6/15/28 - MBIA Insured

       1,420 Niagara Falls City School District, Niagara County, New       6/09 at 101.00      BBB-       1,539,337
              York, Certificates of Participation, High School Facility,
              Series 2000, 6.625%, 6/15/28

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA       1,133,480
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

----
32

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             New York City Sales Tax Asset Receivable Corporation, New
             York, Dedicated Revenue Bonds, Local Government Assistance
             Corporation, Series 2004A:
    $  2,900  5.000%, 10/15/25 - MBIA Insured                             10/14 at 100.00       AAA $     3,066,750
       1,930  5.000%, 10/15/26 - MBIA Insured                             10/14 at 100.00       AAA       2,039,412

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       2,755  5.250%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       AAA       2,973,885
       4,945  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       AAA       5,319,930

       2,500 New York State Tobacco Settlement Financing Corporation,      6/13 at 100.00       AA-       2,758,600
              Tobacco Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

       1,205 Triborough Bridge and Tunnel Authority, New York,               No Opt. Call       AA-       1,345,852
              Convention Center Bonds, Series 1990E, 7.250%, 1/01/10

             United Nations Development Corporation, New York, Senior
             Lien Revenue Bonds, Series 2004A:
         880  5.250%, 7/01/23                                              1/08 at 100.00        A3         920,418
         750  5.250%, 7/01/24                                              1/08 at 100.00        A3         784,448

       1,250 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB       1,435,463
              Taxes Loan Notes, Series 1999A, 6.500%, 10/01/24

             Yonkers Industrial Development Agency, New York, Revenue
             Bonds, Community Development Properties - Yonkers Inc.
             Project, Series 2001A:
       1,000  6.250%, 2/01/16                                              2/11 at 100.00      BBB-       1,088,730
       1,960  6.625%, 2/01/26                                              2/11 at 100.00      BBB-       2,108,509
-------------------------------------------------------------------------------------------------------------------
             Transportation - 5.7%

             Metropolitan Transportation Authority, New York,
             Transportation Revenue Refunding Bonds, Series 2002A:
       1,500  5.500%, 11/15/19 - AMBAC Insured                            11/12 at 100.00       AAA       1,689,855
       1,000  5.125%, 11/15/22 - FGIC Insured                             11/12 at 100.00       AAA       1,078,310

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call       AAA       1,661,025
              Transportation Revenue Bonds, Series 2003A,
              5.000%, 11/15/15 - FGIC Insured

         500 New York City Industrial Development Agency, New York,       12/08 at 102.00       Ba2         420,585
              Special Facilities Revenue Bonds, British Airways PLC,
              Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

       1,000 Niagara Frontier Airport Authority, New York, Airport         4/09 at 101.00       AAA       1,071,820
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
              MBIA Insured

       1,500 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00       AAA       1,595,025
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA
              Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC         176,510
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)

       1,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       AA-       1,581,120
              Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19

       5,000 Triborough Bridge and Tunnel Authority, New York, General    11/12 at 100.00       AA-       6,567,300
              Purpose Revenue Bonds, ROLS II-R, Series 194, 11.764%,
              11/15/19 (IF)

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Lien General Purpose Revenue Refunding Bonds,
             Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call       AAA         911,976
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00       AAA       2,515,096
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 12.3%

       2,000 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00       AAA       2,104,160
              Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
              AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
       1,000  5.250%, 4/01/23 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA       1,132,360
       2,000  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA       2,224,480

----
33

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

    $  1,000 Nassau County Interim Finance Authority, New York, Sales     11/10 at 100.00       AAA $     1,137,460
              Tax Secured Revenue Bonds, Series 2000A, 5.750%, 11/15/16
              (Pre-refunded to 11/15/10) - MBIA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1996G:
       1,780  5.750%, 2/01/17 (Pre-refunded to 2/01/06)                    2/06 at 101.50      A***       1,861,382
       1,575  5.750%, 2/01/20 (Pre-refunded to 2/01/06)                    2/06 at 101.50      A***       1,647,009

         855 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50      A***         914,936
              Series 1997D, 5.875%, 11/01/11 (Pre-refunded to 11/01/06)

       1,700 New York City Transit Authority, New York, Metropolitan       1/10 at 101.00       AAA       1,934,600
              Transportation Authority, Triborough Bridge and Tunnel
              Authority, Certificates of Participation, Series 2000A,
              5.875%, 1/01/30 (Pre-refunded to 1/01/10) - AMBAC Insured

         965 New York State Dormitory Authority, Improvement Revenue       2/07 at 102.00       AAA       1,041,843
              Bonds, Mental Health Services Facilities, Series 1997A,
              5.750%, 8/15/22 (Pre-refunded to 2/15/07) - MBIA Insured

       1,005 New York State Dormitory Authority, Revenue Bonds, Mental     2/07 at 102.00    AA-***       1,082,636
              Health Services Facilities Improvements, Series 1997B,
              5.625%, 2/15/21 (Pre-refunded to 2/15/07)

       1,200 New York State Dormitory Authority, Revenue Bonds, State      3/13 at 100.00     AA***       1,359,204
              Personal Income Tax, Series 2003A, 5.375%, 3/15/22
              (Pre-refunded to 3/15/13)

             New York State Dormitory Authority, Revenue Bonds, State
             University Educational Facilities, 1999 Resolution, Series
             A-D, RITES, Series PA-781R:
         835  14.000%, 5/15/14 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA       1,180,799
              Insured
         500  14.000%, 5/15/16 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA         707,065
              Insured
         670  14.000%, 5/15/17 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA         947,467
              Insured

         500 New York State Dormitory Authority, Revenue Bonds, Upstate    7/10 at 101.00       AAA         559,805
              Community Colleges, Series 2000A, 5.750%, 7/01/29
              (Pre-refunded to 7/01/10) - FSA Insured

         220 New York State Dormitory Authority, Suffolk County, Lease     4/05 at 114.14   Baa1***         314,910
              Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%,
              4/15/14

         200 New York State Housing Finance Agency, Construction Fund        No Opt. Call       AAA         240,268
              Bonds, State University, Series 1986A, 8.000%, 5/01/11

             New York State Housing Finance Agency, Service Contract
             Obligation Revenue Bonds, Series 1995A:
       1,785  6.375%, 9/15/15 (Pre-refunded to 9/15/07)                    9/07 at 100.00       AAA       1,946,685
         205  6.375%, 9/15/15 (Pre-refunded to 9/15/05)                    9/05 at 102.00    AA-***         213,614

       5,745 New York State Thruway Authority, Local Highway and Bridge      No Opt. Call       AAA       8,093,269
              Service Contract Bonds, DRIVERS, Series 145, 12.980%,
              10/01/08 (IF) - AMBAC Insured

       3,000 New York State Thruway Authority, Local Highway and Bridge    4/11 at 100.00    AA-***       3,326,460
              Service Contract Bonds, Series 2001, 5.250%, 4/01/17
              (Pre-refunded to 4/01/11)

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002A:
       1,500  5.375%, 3/15/18 (Pre-refunded to 3/15/12)                    3/12 at 100.00     AA***       1,689,135
       3,500  5.125%, 3/15/27 (Pre-refunded to 3/15/12)                    3/12 at 100.00     AA***       3,886,820

       2,000 New York State Urban Development Corporation, State           3/13 at 100.00     AA***       2,213,060
              Personal Income Tax Revenue Bonds, State Facilities and
              Equipment, Series 2002C-1, 5.000%, 3/15/33 (Pre-refunded
              to 3/15/13)
-------------------------------------------------------------------------------------------------------------------
             Utilities - 9.9%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       3,000  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00       AAA       3,191,760
       1,000  5.250%, 12/01/26                                             6/08 at 101.00        A-       1,059,690
       1,000  5.250%, 12/01/26 - AMBAC Insured                             6/08 at 101.00       AAA       1,066,150

       2,350 Long Island Power Authority, New York, Electric System          No Opt. Call       AAA       1,212,365
              General Revenue Bonds, Series 2000A, 0.000%, 6/01/20 - FSA
              Insured

       2,000 Long Island Power Authority, New York, Electric System        9/11 at 100.00        A-       2,146,500
              General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       1,000 Long Island Power Authority, New York, Electric System        5/11 at 100.00        A-       1,051,880
              General Revenue Bonds, Series 2001L, 5.375%, 5/01/33

----
34

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  5,000 Long Island Power Authority, New York, Electric System        9/13 at 100.00       AAA $     5,393,100
              General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 -
              CIFG Insured

       3,950 New York City Industrial Development Agency, New York,       10/08 at 102.00      BBB-       3,821,981
              Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners
              LP, Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

       2,435 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA       2,511,264
              Pollution Control Revenue Bonds, New York State Electric
              and Gas Corporation, Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax) - MBIA Insured

       1,545 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA       1,594,409
              Facilities Revenue Refunding Bonds, Consolidated Edison
              Company Inc., Series 1995A, 6.100%, 8/15/20 - AMBAC Insured

       3,000 New York State Power Authority, General Revenue Bonds,       11/10 at 100.00       Aa2       3,163,350
              Series 2000A, 5.250%, 11/15/40

       1,500 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa1       1,615,395
              Solid Waste Disposal Facility Revenue Bonds, American
              Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%,
              11/15/26 (Alternative Minimum Tax) (Mandatory put 11/15/12)

         200 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa1         212,606
              Solid Waste Disposal Facility Revenue Refunding Bonds,
              American Ref-Fuel Company of Niagara LP, Series 2001D,
              5.550%, 11/15/24 (Mandatory put 11/15/15)

             Suffolk County Industrial Development Agency, New York,
             Revenue Bonds, Nissequogue Cogeneration Partners Facility,
             Series 1998:
       1,800  5.300%, 1/01/13 (Alternative Minimum Tax)                    1/09 at 101.00       N/R       1,767,636
       4,000  5.500%, 1/01/23 (Alternative Minimum Tax)                    1/09 at 101.00       N/R       3,863,040
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.7%

             Monroe County Water Authority, New York, Water System
             Revenue Bonds, Series 2001:
         850  5.150%, 8/01/22                                              8/11 at 101.00        AA         905,641
       2,250  5.250%, 8/01/36                                              8/11 at 101.00        AA       2,368,485

         275 New York City Municipal Water Finance Authority, New York,    6/09 at 101.00       AAA         298,317
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2000A, 5.500%, 6/15/32 - FGIC Insured

       3,015 New York City Municipal Water Finance Authority, New York,    6/10 at 101.00       AA+       3,264,037
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2001A, 5.500%, 6/15/33

       1,295 New York City Municipal Water Finance Authority, New York,    6/06 at 101.00       AAA       1,362,322
              Water and Sewerage System Revenue Bonds, Fiscal Series
              1996B, 5.750%, 6/15/26 - MBIA Insured

       2,225 New York City Municipal Water Finance Authority, New York,    6/12 at 100.00       AA+       2,460,561
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2003A, 5.375%, 6/15/19

       4,000 New York State Environmental Facilities Corporation, State   11/12 at 100.00       AAA       4,423,560
              Clean Water and Drinking Water Revolving Funds Revenue
              Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18

       1,000 Niagara Falls Public Water Authority, New York, Water and     7/06 at 100.00       AAA       1,035,320
              Sewerage Revenue Bonds, Series 2003A, 5.500%, 7/15/24 -
              MBIA Insured
-------------------------------------------------------------------------------------------------------------------
    $311,630 Total Long-Term Investments (cost $314,646,827) - 98.5%                                    335,856,277
-------------------------------------------------------------------------------------------------------------------
------------

----
35

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                                 Market
Amount (000) Description                                                  Ratings**           Value
---------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.3%

    $  1,000 Puerto Rico Government Development Bank, Adjustable                A-1 $     1,000,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.780%, 12/01/15 - MBIA Insured+
---------------------------------------------------------------------------------------------------
    $  1,000 Total Short-Term Investments (cost $1,000,000)                               1,000,000
---------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $315,646,827) - 98.8%                              336,856,277
             -------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.2%                                         3,956,419
             -------------------------------------------------------------------------------------
             Net Assets - 100%                                                      $   340,812,696
             -------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
36

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
February 28, 2005

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 7.9%

    $  1,000 Allegany County Industrial Development Agency, New York,     8/08 at 102.00       Aaa $     1,033,180
              Revenue Bonds, Alfred University, Series 1998, 5.000%,
              8/01/28 - MBIA Insured

       3,095 Amherst Industrial Development Agency, New York, Revenue     8/10 at 102.00       AAA       3,495,772
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Project, Series 2000A, 5.750%, 8/01/30 - AMBAC
              Insured

       1,110 Amherst Industrial Development Agency, New York, Revenue     8/12 at 101.00       AAA       1,179,475
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Creekside Project, Series 2002A, 5.000%,
              8/01/22 - AMBAC Insured

       1,750 New York City Trust for Cultural Resources, New York,        4/07 at 101.00       AAA       1,854,230
              Revenue Bonds, American Museum of Natural History, Series
              1997A, 5.650%, 4/01/27 - MBIA Insured

       1,145 New York City Industrial Development Agency, New York,       6/07 at 102.00       Aaa       1,236,589
              Civic Facility Revenue Bonds, Anti-Defamation League
              Foundation, Series 1997A, 5.600%, 6/01/17 - MBIA Insured

       4,000 New York State Dormitory Authority, Consolidated Revenue       No Opt. Call       AAA       4,622,520
              Bonds, City University System, Series 1993A, 5.750%,
              7/01/13 - MBIA Insured

       1,000 New York State Dormitory Authority, General Revenue Bonds,     No Opt. Call       AAA       1,175,850
              New York University, Series 2001-1, 5.500%, 7/01/40 -
              AMBAC Insured

       1,000 New York State Dormitory Authority, Insured Revenue Bonds,   7/10 at 101.00       AAA       1,132,750
              Pace University, Series 2000, 6.000%, 7/01/29 - MBIA
              Insured

       1,490 New York State Dormitory Authority, Insured Revenue Bonds,   7/12 at 100.00       AAA       1,589,860
              Fordham University, Series 2002, 5.000%, 7/01/21 - FGIC
              Insured

       3,000 New York State Dormitory Authority, Insured Revenue Bonds,   7/08 at 101.00       Aaa       3,174,150
              Ithaca College, Series 1998, 5.000%, 7/01/21 - AMBAC
              Insured

       1,000 New York State Dormitory Authority, Insured Revenue Bonds,   7/11 at 100.00       AAA       1,030,880
              Yeshiva University, Series 2001, 5.000%, 7/01/30 - AMBAC
              Insured

       1,000 New York State Dormitory Authority, Lease Revenue Bonds,       No Opt. Call       AAA       1,109,190
              State University Dormitory Facilities, Series 2003B,
              5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

       1,000 New York State Dormitory Authority, Revenue Bonds, Canisius  7/11 at 101.00       AAA       1,065,210
              College, Series 2000, 5.250%, 7/01/30 - MBIA Insured

         735 New York State Dormitory Authority, Revenue Bonds, City        No Opt. Call       AAA         854,298
              University of New York, Series 2005A, 5.500%, 7/01/18 -
              FGIC Insured

       5,280 New York State Dormitory Authority, Revenue Bonds,           7/10 at 101.00       AAA       4,300,138
              University of Rochester, Series 2000A, 0.000%, 7/01/25 -
              MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Healthcare - 15.5%

             New York City Health and Hospitals Corporation, New York,
             Health System Revenue Bonds, Series 2003A:
       2,000  5.250%, 2/15/21 - AMBAC Insured                             2/13 at 100.00       AAA       2,162,800
       1,750  5.250%, 2/15/22 - AMBAC Insured                             2/13 at 100.00       AAA       1,887,515

       3,305 New York State Dormitory Authority, FHA-Insured Mortgage     8/05 at 104.00       AAA       3,476,959
              Hospital Revenue Bonds, Millard Fillmore Hospitals, Series
              1997, 5.375%, 2/01/32 - AMBAC Insured

       2,000 New York State Dormitory Authority, FHA-Insured Mortgage     8/09 at 101.00       AAA       2,106,900
              Hospital Revenue Bonds, Montefiore Medical Center, Series
              1999, 5.500%, 8/01/38 - AMBAC Insured

       6,115 New York State Dormitory Authority, FHA-Insured Mortgage     2/08 at 101.00       AAA       6,182,999
              Hospital Revenue Bonds, New York and Presbyterian
              Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

       1,910 New York State Dormitory Authority, FHA-Insured Mortgage     8/12 at 100.00       AAA       2,017,266
              Hospital Revenue Bonds, St. Barnabas Hospital, Series
              2002A, 5.125%, 2/01/22 - AMBAC Insured

       1,660 New York State Dormitory Authority, FHA-Insured Mortgage     2/15 at 100.00       AAA       1,734,584
              Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%,
              8/01/29 - FGIC Insured

       6,510 New York State Dormitory Authority, FHA-Insured Mortgage     8/05 at 102.00       AAA       6,722,421
              Revenue Bonds, St. Vincent's Hospital and Medical Center,
              Series 1995, 5.800%, 8/01/25 - AMBAC Insured

----
37

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  4,000 New York State Dormitory Authority, FHA-Insured Mortgage      2/08 at 102.00       AAA $     4,288,360
              Revenue Refunding Bonds, United Health Services, Series
              1997, 5.375%, 8/01/27 - AMBAC Insured

       2,260 New York State Dormitory Authority, Hospital Revenue Bonds,   7/09 at 101.00       AAA       2,452,303
              Catholic Health Services of Long Island Obligated Group -
              St. Francis Hospital, Series 1999A, 5.500%, 7/01/29 - MBIA
              Insured

       1,000 New York State Dormitory Authority, Insured Revenue Bonds,    7/09 at 101.00       AAA       1,104,190
              New Island Hospital, Series 1999A, 5.750%, 7/01/19 - AMBAC
              Insured

       3,125 New York State Dormitory Authority, Revenue Bonds, Catholic   7/09 at 101.00       AAA       3,412,000
              Health Services of Long Island Obligated Group - St.
              Charles Hospital and Rehabilitation Center, Series 1999A,
              5.500%, 7/01/22 - MBIA Insured

       2,470 New York State Dormitory Authority, Revenue Bonds, New York   8/14 at 100.00       AAA       2,734,414
              and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 -
              FSA Insured

       3,000 New York State Dormitory Authority, Revenue Bonds, North     11/08 at 101.00       AAA       3,174,420
              Shore Health System Obligated Group, Series 1998, 5.000%,
              11/01/23 - MBIA Insured

       2,000 New York State Dormitory Authority, Revenue Bonds, Memorial   7/13 at 100.00       AAA       2,131,940
              Sloan-Kettering Cancer Center, Series 2003-1, 5.000%,
              7/01/21 - MBIA Insured

       5,000 New York State Dormitory Authority, Revenue Bonds,            7/11 at 101.00       AAA       5,278,650
              Winthrop-South Nassau University Health System Obligated
              Group, Series 2001A, 5.250%, 7/01/31 - AMBAC Insured

       2,500 New York State Dormitory Authority, Secured Hospital          2/08 at 101.50       AAA       2,624,400
              Insured Revenue Bonds, Southside Hospital, Series 1998,
              5.000%, 2/15/25 - MBIA Insured

       2,890 New York State Medical Care Facilities Finance Agency,        8/05 at 102.00       AAA       2,955,603
              FHA-Insured Mortgage Revenue Bonds, Montefiore Medical
              Center, Series 1995A, 5.750%, 2/15/15 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 3.7%

       3,263 New York City Housing Development Corporation, New York,      3/05 at 105.00       AAA       3,434,408
              Limited Obligation Multifamily Housing Revenue Bonds,
              Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 -
              AMBAC Insured

             New York State Housing Finance Agency, Mortgage Revenue
             Refunding Bonds, Housing Project, Series 1996A:
       5,005  6.100%, 11/01/15 - FSA Insured                               5/06 at 102.00       AAA       5,229,975
       4,525  6.125%, 11/01/20 - FSA Insured                               5/06 at 102.00       AAA       4,731,159
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.2%

       4,250 East Rochester Housing Authority, New York, FHA-Insured       8/07 at 102.00       AAA       4,589,150
              Mortgage Revenue Bonds, St. John's Meadows Project, Series
              1997A, 5.700%, 8/01/27 - MBIA Insured

       1,000 New York State Dormitory Authority, Insured Revenue Bonds,    7/05 at 100.00       AAA       1,027,100
              United Cerebral Palsy Association of Westchester County
              Inc., Series 1992, 6.200%, 7/01/12 - MBIA Insured

       2,000 New York State Dormitory Authority, FHA-Insured Nursing       8/10 at 101.00       AAA       2,175,260
              Home Mortgage Revenue Bonds, Augustana Lutheran Home for
              the Aged Inc., Series 2000A, 5.500%, 8/01/38 - MBIA Insured

       3,665 New York State Dormitory Authority, FHA-Insured Nursing       8/11 at 101.00       AAA       3,834,580
              Home Mortgage Revenue Bonds, Norwegian Christian Home and
              Health Center, Series 2001, 5.200%, 8/01/36 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 11.6%

             Erie County, New York, General Obligation Bonds, Series
             2003A:
       1,000  5.250%, 3/15/15 - FGIC Insured                               3/13 at 100.00       Aaa       1,103,130
       1,000  5.250%, 3/15/16 - FGIC Insured                               3/13 at 100.00       Aaa       1,100,070
       1,000  5.250%, 3/15/17 - FGIC Insured                               3/13 at 100.00       Aaa       1,094,990
       1,000  5.250%, 3/15/18 - FGIC Insured                               3/13 at 100.00       Aaa       1,092,820

             Saratoga County, Half Moon, New York, Public Improvement
             Bonds, Series 1991:
         385  6.500%, 6/01/09 - AMBAC Insured                                No Opt. Call       AAA         439,924
         395  6.500%, 6/01/10 - AMBAC Insured                                No Opt. Call       AAA         460,369
         395  6.500%, 6/01/11 - AMBAC Insured                                No Opt. Call       AAA         466,997

       2,295 Harborsfield Central School District, Suffolk County, New     6/11 at 100.00       Aaa       2,480,826
              York, General Obligation Bonds, Series 2001, 5.000%,
              6/01/19 - FSA Insured

         475 Middle Country Central School District, Suffolk County, New     No Opt. Call       AAA         542,160
              York, General Obligation Bonds, Series 1991A, 6.900%,
              12/15/08 - AMBAC Insured

----
38

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  2,250 Monroe County, New York, General Obligation Public            3/12 at 100.00       AAA $     2,426,962
              Improvement Bonds, Series 2002, 5.000%, 3/01/16 - FGIC
              Insured

       2,000 Monroe Woodbury Central School District, Orange County, New   5/14 at 100.00       AAA       2,005,200
              York, General Obligation Bonds, Series 2004A, 4.250%,
              5/15/22 - FGIC Insured

             Mount Sinai Union Free School District, Suffolk County, New
             York, General Obligation Refunding Bonds, Series 1992:
         500  6.200%, 2/15/15 - AMBAC Insured                                No Opt. Call       AAA         601,985
       1,035  6.200%, 2/15/16 - AMBAC Insured                                No Opt. Call       AAA       1,254,679

       1,000 Nassau County, New York, General Obligation Improvement       6/09 at 102.00       AAA       1,090,870
              Bonds, Series 1999B, 5.250%, 6/01/23 - AMBAC Insured

          60 New York City, New York, General Obligation Bonds, Fiscal     8/05 at 100.00       AAA          60,215
              Series 1992C, 6.250%, 8/01/10 - FSA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2001D:
       3,000  5.250%, 8/01/15 - MBIA Insured                               8/10 at 101.00       AAA       3,305,430
       2,000  5.000%, 8/01/16 - FGIC Insured                               8/10 at 101.00       AAA       2,170,200

       2,460 New York City, New York, General Obligation Bonds, Fiscal    11/11 at 101.00       AAA       2,721,596
              Series 2002A, 5.250%, 11/01/15 - MBIA Insured

       4,250 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00       AAA       4,593,018
              Series 2004I, 5.000%, 8/01/17 - MBIA Insured

       3,000 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call       AAA       3,331,890
              Series 2004B, 5.250%, 8/01/12 - FSA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2004E:
       1,100  5.000%, 11/01/13 - FSA Insured                                 No Opt. Call       AAA       1,208,482
       2,030  5.000%, 11/01/14 - FSA Insured                                 No Opt. Call       AAA       2,232,817

       1,505 Nassau County, North Hempstead, New York, General               No Opt. Call       AAA       1,820,764
              Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14
              - FGIC Insured

             Rensselaer County, New York, General Obligation Bonds,
             Series 1991:
         960  6.700%, 2/15/13 - AMBAC Insured                                No Opt. Call       AAA       1,168,541
         960  6.700%, 2/15/14 - AMBAC Insured                                No Opt. Call       AAA       1,181,299
         960  6.700%, 2/15/15 - AMBAC Insured                                No Opt. Call       AAA       1,195,450

             Rondout Valley Central School District, Ulster County, New
             York, General Obligation Bonds, Series 1991:
         550  6.850%, 6/15/09 - FGIC Insured                                 No Opt. Call       AAA         633,644
         550  6.850%, 6/15/10 - FGIC Insured                                 No Opt. Call       AAA         647,510
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.1%

       1,000 Erie County Industrial Development Agency, New York, School   5/12 at 100.00       AAA       1,137,880
              Facility Revenue Bonds, Buffalo City School District,
              Series 2003, 5.750%, 5/01/19 - FSA Insured

       1,100 Erie County Industrial Development Agency, New York, School   5/14 at 100.00       AAA       1,252,449
              Facility Revenue Bonds, Buffalo City School District,
              Series 2004, 5.750%, 5/01/26 - FSA Insured

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       2,000  5.500%, 1/01/20 - MBIA Insured                               7/12 at 100.00       AAA       2,230,860
       1,350  5.000%, 7/01/25 - FGIC Insured                               7/12 at 100.00       AAA       1,418,864

       5,000 Metropolitan Transportation Authority, New York, Dedicated   11/12 at 100.00       AAA       5,423,800
              Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA
              Insured

       1,700 New York City Transitional Finance Authority, New York,      11/11 at 101.00       AAA       1,761,795
              Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%,
              5/01/30 - MBIA Insured

             New York City Transitional Finance Authority, New York,
             Future Tax Secured Bonds, Fiscal Series 2003C:
       2,000  5.250%, 8/01/20 - AMBAC Insured                              8/12 at 100.00       AAA       2,194,160
       1,700  5.250%, 8/01/22 - AMBAC Insured                              8/12 at 100.00       AAA       1,852,949

----
39

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  2,000 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA $     2,117,900
              Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
              5.000%, 2/01/22 - MBIA Insured

       1,330 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA       1,444,180
              Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%,
              2/01/22 - MBIA Insured

         245 New York State Dormitory Authority, Improvement Revenue       8/09 at 101.00       AAA         259,352
              Bonds, Mental Health Services Facilities, Series 1999D,
              5.250%, 2/15/29 - FSA Insured

       3,750 New York State Dormitory Authority, Lease Revenue Bonds,      5/10 at 101.00       AAA       4,189,500
              Court Facilities, Series 1999, 5.750%, 5/15/30 - AMBAC
              Insured

       1,000 New York State Dormitory Authority, Lease Revenue Bonds,      8/14 at 100.00       AAA       1,055,130
              Wayne-Finger Lakes Board of Cooperative Education
              Services, Series 2004, 5.000%, 8/15/23 - FSA Insured

       2,410 New York State Dormitory Authority, Revenue Bonds,            7/14 at 100.00       AAA       2,581,640
              Department of Health, Series 2004-2, 5.000%, 7/01/20 -
              FGIC Insured

         325 New York State Dormitory Authority, Revenue Bonds, Mental     8/10 at 100.00       AAA         346,184
              Health Services Facilities Improvements, Series 2000D,
              5.250%, 8/15/30 - FSA Insured

             New York State Dormitory Authority, Revenue Bonds, Mental
             Health Services Facilities Improvements, Series 2005D:
         745  5.000%, 2/15/14 - FGIC Insured                                 No Opt. Call       AAA         817,712
       1,370  5.000%, 8/15/14 - FGIC Insured                                 No Opt. Call       AAA       1,507,644

             New York State Dormitory Authority, Revenue Bonds, School
             Districts Financing Program, Series 2002D:
       6,275  5.250%, 10/01/23 - MBIA Insured                             10/12 at 100.00       AAA       6,838,872
         875  5.000%, 10/01/30 - MBIA Insured                             10/12 at 100.00       AAA         906,535

       2,000 New York State Local Government Assistance Corporation,         No Opt. Call       AAA       2,240,200
              Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - FSA Insured

             New York State Municipal Bond Bank Agency, Buffalo, Special
             Program Revenue Bonds, Series 2001A:
       1,185  5.250%, 5/15/25 - AMBAC Insured                              5/11 at 100.00       AAA       1,274,479
       1,250  5.250%, 5/15/26 - AMBAC Insured                              5/11 at 100.00       AAA       1,344,388

       2,000 New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00       AAA       2,140,200
              Fund Bonds, Series 2002B, 5.000%, 4/01/20 - AMBAC Insured

             New York State Thruway Authority, Highway and Bridge Trust
             Fund Bonds, Series 2002A:
       2,000  5.250%, 4/01/18 - FSA Insured                                4/12 at 100.00       AAA       2,197,640
       1,000  5.250%, 4/01/19 - FSA Insured                                4/12 at 100.00       AAA       1,098,820

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00       AAA       1,630,635
              Fund Bonds, Second General, Series 2003A, 5.250%, 4/01/23
              - MBIA Insured

             New York State Thruway Authority, Highway and Bridge Trust
             Fund Bonds, Second General, Series 2004:
       1,000  5.000%, 4/01/20 - MBIA Insured                               4/14 at 100.00       AAA       1,071,230
       1,000  5.000%, 4/01/23 - MBIA Insured                               4/14 at 100.00       AAA       1,061,850

       1,900 New York State Thruway Authority, Highway and Bridge Trust      No Opt. Call       AAA       2,113,465
              Fund Bonds, Series 2004B, 5.250%, 4/01/12 - AMBAC Insured

       1,200 New York State Thruway Authority, State Personal Income Tax   9/14 at 100.00       AAA       1,271,448
              Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC
              Insured

       4,000 New York State Urban Development Corporation, Revenue         4/06 at 102.00       AAA       4,199,280
              Bonds, Sports Facility Assistance Program, Series 1996A,
              5.500%, 4/01/19 - MBIA Insured

             Puerto Rico Highway and Transportation Authority, Highway
             Revenue Refunding Bonds, Series 2002E:
       1,525  5.500%, 7/01/14 - FSA Insured                                  No Opt. Call       AAA       1,755,016
       4,000  5.500%, 7/01/18 - FSA Insured                                  No Opt. Call       AAA       4,676,520

             New York City Sales Tax Asset Receivable Corporation, New
             York, Dedicated Revenue Bonds, Local Government Assistance
             Corporation, Series 2004A:
       1,670  5.000%, 10/15/25 - MBIA Insured                             10/14 at 100.00       AAA       1,766,025
       1,225  5.000%, 10/15/26 - MBIA Insured                             10/14 at 100.00       AAA       1,294,445
       3,520  5.000%, 10/15/29 - AMBAC Insured                            10/14 at 100.00       AAA       3,694,029

----
40

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
    $  3,900  5.250%, 6/01/20 - AMBAC Insured                              6/13 at 100.00       AAA $     4,226,898
         250  5.250%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       AAA         269,862
       5,400  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       AAA       5,809,428
-------------------------------------------------------------------------------------------------------------------
             Transportation - 11.7%

       2,500 Albany County Airport Authority, New York, Airport Revenue   12/07 at 102.00       AAA       2,672,850
              Bonds, Series 1997, 5.500%, 12/15/19 (Alternative Minimum
              Tax) - FSA Insured

       3,000 Buffalo and Fort Erie Public Bridge Authority, New York,      7/05 at 101.00       AAA       3,037,800
              Revenue Bonds, Series 1995, 5.750%, 1/01/25 - MBIA Insured

       4,250 Metropolitan Transportation Authority, New York,             11/12 at 100.00       AAA       4,787,923
              Transportation Revenue Refunding Bonds, Series 2002A,
              5.500%, 11/15/18 - AMBAC Insured

       3,450 Metropolitan Transportation Authority, New York,             11/12 at 100.00       AAA       4,747,338
              Transportation Revenue Bonds, DRIVERS Series 267, Series
              2002E, 12.211%, 11/15/18 (IF) - MBIA Insured

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call       AAA       1,661,025
              Transportation Revenue Bonds, Series 2003A, 5.000%,
              11/15/15 - FGIC Insured

       1,860 Metropolitan Transportation Authority, New York,             11/15 at 100.00       AAA       1,942,268
              Transportation Revenue Bonds, Series 2005A, 5.000%,
              11/15/33 - AMBAC Insured

             Niagara Frontier Airport Authority, New York, Airport
             Revenue Bonds, Buffalo Niagara International Airport,
             Series 1998:
       1,000  5.000%, 4/01/18 (Alternative Minimum Tax) - FGIC Insured     4/08 at 101.00       AAA       1,027,180
       1,500  5.000%, 4/01/28 (Alternative Minimum Tax) - FGIC Insured     4/08 at 101.00       AAA       1,519,770

       3,000 Niagara Frontier Airport Authority, New York, Airport         4/09 at 101.00       AAA       3,215,460
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
              MBIA Insured

       4,000 Port Authority of New York and New Jersey, Consolidated      10/07 at 101.00       AAA       4,277,840
              Revenue Bonds, One Hundred Twentieth Series 2000, 5.750%,
              10/15/26 (Alternative Minimum Tax) - MBIA Insured

       3,000 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00       AAA       3,190,050
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA
              Insured

       2,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       AAA       2,733,000
              Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/19 -
              FGIC Insured

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Lien General Purpose Revenue Refunding Bonds,
             Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call       AAA         911,976
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00       AAA       2,515,096

       3,535 Triborough Bridge and Tunnel Authority, New York, General    11/13 at 100.00       AAA       4,560,857
              Purpose Revenue Bonds, DRIVERS, Series 342, 11.441%,
              11/15/19 (IF)
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 15.1%

             Camden Central School District, Oneida County, New York,
             General Obligation Bonds, Series 1991:
         600  7.100%, 6/15/09 - AMBAC Insured                                No Opt. Call       AAA         700,824
         275  7.100%, 6/15/10 - AMBAC Insured                                No Opt. Call       AAA         328,518

       1,000 Erie County Water Authority, New York, Water Revenue Bonds,  12/09 at 100.00       AAA       1,197,120
              Series 1990B, 6.750%, 12/01/14 - AMBAC Insured

         500 Greece Central School District, Monroe County, New York,        No Opt. Call       AAA         562,390
              General Obligation Bonds, School District Bonds, Series
              1992, 6.000%, 6/15/09 - FGIC Insured

       3,040 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00       AAA       3,213,432
              Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24 -
              AMBAC Insured

       3,500 Metropolitan Transportation Authority, New York, Commuter     7/13 at 100.00       AAA       3,878,140
              Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21
              (Pre-refunded to 7/01/13) - AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1998A:
       2,865  4.500%, 4/01/18 (Pre-refunded to 10/01/15) - FGIC Insured   10/15 at 100.00       AAA       3,073,343
       1,800  4.750%, 4/01/28 (Pre-refunded to 10/01/15) - FGIC Insured   10/15 at 100.00       AAA       1,966,788

----
41

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
    $  1,000  5.000%, 4/01/17 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA $     1,112,240
         500  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA         556,120

       2,000 Metropolitan Transportation Authority, New York, Dedicated    4/10 at 100.00       AAA       2,278,760
              Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30
              (Pre-refunded to 4/01/10) - FGIC Insured

       1,125 Nassau County, New York, General Obligation Improvement       3/10 at 100.00       AAA       1,269,641
              Bonds, Series 2000E, 6.000%, 3/01/20 (Pre-refunded to
              3/01/10) - FSA Insured

         310 New York City, New York, General Obligation Bonds, Fiscal     4/05 at 100.00       AAA         311,389
              Series 1990B, 7.000%, 10/01/18 (Pre-refunded to 4/01/05) -
              FSA Insured

       4,625 New York City Transit Authority, New York, Metropolitan       1/10 at 101.00       AAA       5,263,250
              Transportation Authority, Triborough Bridge and Tunnel
              Authority, Certificates of Participation, Series 2000A,
              5.875%, 1/01/30 (Pre-refunded to 1/01/10) - AMBAC Insured

       3,000 New York City Transitional Finance Authority, New York,       5/10 at 101.00       AAA       3,450,030
              Future Tax Secured Bonds, Fiscal Series 2000B, 6.000%,
              11/15/24 (Pre-refunded to 5/15/10) - FGIC Insured

       1,000 New York State Dormitory Authority, Fourth General            7/10 at 100.00       AAA       1,100,750
              Resolution Consolidated Revenue Bonds, City University
              System, Series 2000A, 5.125%, 7/01/22 (Pre-refunded to
              7/01/10) - FGIC Insured

       3,155 New York State Dormitory Authority, Improvement Revenue       8/09 at 101.00       AAA       3,481,290
              Bonds, Mental Health Services Facilities, Series 1999D,
              5.250%, 2/15/29 (Pre-refunded to 8/15/09) - FSA Insured

       2,675 New York State Dormitory Authority, Revenue Bonds, Mental     5/10 at 100.00       AAA       2,956,330
              Health Services Facilities Improvements, Series 2000D,
              5.250%, 8/15/30 (Pre-refunded to 5/15/10) - FSA Insured

       1,500 New York State Dormitory Authority, Revenue Bonds, State      3/13 at 100.00       AAA       1,659,795
              Personal Income Tax, Series 2003A, 5.000%, 3/15/32
              (Pre-refunded to 3/15/13) - FGIC Insured

             New York State Dormitory Authority, Revenue Bonds, State
             University Educational Facilities, Series 2002A:
       2,225  5.125%, 5/15/21 (Pre-refunded to 5/15/12) - FGIC Insured     5/12 at 101.00       AAA       2,491,355
       1,000  5.000%, 5/15/27 (Pre-refunded to 5/15/12) - FGIC Insured     5/12 at 101.00       AAA       1,111,760

       3,250 New York State Dormitory Authority, Revenue Bonds, Upstate    7/10 at 101.00       AAA       3,638,733
              Community Colleges, Series 2000A, 5.750%, 7/01/29
              (Pre-refunded to 7/01/10) - FSA Insured

       5,000 New York State Urban Development Corporation, Service         1/09 at 101.00       AAA       5,616,800
              Contract Revenue Bonds, Correctional Facilities, Series
              1999C, 6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC
              Insured

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002C-1:
       1,000  5.500%, 3/15/20 (Pre-refunded to 3/15/13) - FGIC Insured     3/13 at 100.00       AAA       1,141,380
       1,500  5.500%, 3/15/21 (Pre-refunded to 3/15/13) - FGIC Insured     3/13 at 100.00       AAA       1,712,070

         800 Puerto Rico, General Obligation and Public Improvement        7/10 at 100.00       AAA         900,024
              Bonds, Series 2000, 5.750%, 7/01/26 (Pre-refunded to
              7/01/10) - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Utilities - 5.4%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       6,000  0.000%, 12/01/19 - FSA Insured                                 No Opt. Call       AAA       3,186,180
       3,185  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00       AAA       3,388,585
       1,000  5.750%, 12/01/24 - FSA Insured                               6/08 at 101.00       AAA       1,089,220
         555  5.250%, 12/01/26 - MBIA Insured                              6/08 at 101.00       AAA         591,713
       3,380  5.250%, 12/01/26 - AMBAC Insured                             6/08 at 101.00       AAA       3,603,587

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2000A:
       2,000  0.000%, 6/01/24 - FSA Insured                                  No Opt. Call       AAA         830,660
       2,000  0.000%, 6/01/25 - FSA Insured                                  No Opt. Call       AAA         784,240

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2001A:
       1,500  5.000%, 9/01/27 - FSA Insured                                9/11 at 100.00       AAA       1,554,315
       1,500  5.250%, 9/01/28 - FSA Insured                                9/11 at 100.00       AAA       1,602,870

       1,000 New York State Energy Research and Development Authority,     3/09 at 102.00       AAA       1,056,200
              Electric Facilities Revenue Bonds, Long Island Lighting
              Company, Series 1995A, 5.300%, 8/01/25 (Alternative
              Minimum Tax) - MBIA Insured

----
42

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  2,000 New York State Energy Research and Development Authority,    7/05 at 102.00       AAA $     2,062,640
              Pollution Control Revenue Bonds, New York State Electric
              and Gas Corporation, Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax) - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.9%

       2,955 Buffalo Municipal Water Finance Authority, New York, Water   7/08 at 101.00       AAA       3,068,738
              System Revenue Bonds, Series 1998A, 5.000%, 7/01/28 - FGIC
              Insured

       3,000 New York City Municipal Water Finance Authority, New York,   6/11 at 100.00       AAA       3,186,840
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2002A, 5.250%, 6/15/33 - FGIC Insured

         405 New York City Municipal Water Finance Authority, New York,   6/10 at 101.00       AAA         465,260
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2000B, 6.000%, 6/15/33 - MBIA Insured

          60 New York State Environmental Facilities Corporation, State   3/05 at 100.00       AAA          60,263
              Water Pollution Control Revolving Fund Pooled Revenue
              Bonds, Series 1990C, 7.200%, 3/15/11 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
    $338,583 Total Long-Term Investments (cost $335,721,595) - 99.1%                                   361,532,566
------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.1%
         500 Puerto Rico Government Development Bank, Adjustable                               A-1         500,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.780%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------
    $    500 Total Short-Term Investments (cost $500,000)                                                  500,000
------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $336,221,595) - 99.2%                                             362,032,566
             ----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.8%                                                        3,008,287
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $   365,040,853
             ----------------------------------------------------------------------------------------------------

              Primarily all of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.


                                See accompanying notes to financial statements.

----
43

Statement of Assets and Liabilities
February 28, 2005

                                                                                                                      New York
                                                                         Connecticut    New Jersey      New York       Insured
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $271,542,724, $160,503,988,
 $315,646,827, and $336,221,595, respectively)                         $287,542,165  $168,809,094  $336,856,277  $362,032,566
Cash                                                                        508,739       385,281       182,387       646,606
Receivables:
 Interest                                                                 3,862,979     2,062,257     4,803,505     4,033,174
 Investments sold                                                                --       140,000       335,000         5,000
 Shares sold                                                                 47,746       187,437       439,306       103,687
Other assets                                                                  9,094         1,149        12,883        25,698
------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                         291,970,723   171,585,218   342,629,358   366,846,731
------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables for shares redeemed                                                240,946       497,624       248,063       266,622
Accrued expenses:
 Management fees                                                            119,512        71,014       139,716       149,515
 12b-1 distribution and service fees                                         76,781        46,440        68,130        40,309
 Other                                                                       75,788        57,029       108,428       130,136
Dividends payable                                                           975,466       575,159     1,252,325     1,219,296
------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                      1,488,493     1,247,266     1,816,662     1,805,878
------------------------------------------------------------------------------------------------------------------------------
Net assets                                                             $290,482,230  $170,337,952  $340,812,696  $365,040,853
------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                             $221,462,856  $ 73,687,262  $127,502,265  $ 87,031,844
Shares outstanding                                                       20,561,055     6,790,089    11,662,429     8,124,809
Net asset value per share                                              $      10.77  $      10.85  $      10.93  $      10.71
Offering price per share (net asset value per share plus maximum
 sales charge of 4.20% of offering price)                              $      11.24  $      11.33  $      11.41  $      11.18
------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                             $ 29,586,928  $ 25,272,629  $ 36,125,260  $ 22,881,348
Shares outstanding                                                        2,749,450     2,329,153     3,302,590     2,131,924
Net asset value and offering price per share                           $      10.76  $      10.85  $      10.94  $      10.73
------------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                             $ 35,766,784  $ 27,913,707  $ 37,221,436  $ 17,470,498
Shares outstanding                                                        3,324,021     2,580,251     3,399,058     1,630,976
Net asset value and offering price per share                           $      10.76  $      10.82  $      10.95  $      10.71
------------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                             $  3,665,662  $ 43,464,354  $139,963,735  $237,657,163
Shares outstanding                                                          338,819     3,999,145    12,771,701    22,130,289
Net asset value and offering price per share                           $      10.82  $      10.87  $      10.96  $      10.74
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                        $274,391,860  $162,274,039  $319,722,610  $337,604,228
Undistributed (Over-distribution of) net investment income                 (104,665)      (55,548)     (511,954)     (412,616)
Accumulated net realized gain (loss) from investments                       195,594      (185,645)      392,590     2,038,270
Net unrealized appreciation of investments                               15,999,441     8,305,106    21,209,450    25,810,971
------------------------------------------------------------------------------------------------------------------------------
Net assets                                                             $290,482,230  $170,337,952  $340,812,696  $365,040,853
------------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
44

Statement of Operations
Year Ended February 28, 2005

                                                                                                                New York
                                                                     Connecticut   New Jersey     New York       Insured
------------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $15,238,656  $ 8,662,087  $18,631,985  $ 18,509,568
------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                       1,550,494      921,452    1,827,588     1,966,813
12b-1 service fees - Class A                                            436,076      144,404      247,328       163,730
12b-1 distribution and service fees - Class B                           286,066      247,909      362,500       231,043
12b-1 distribution and service fees - Class C                           275,507      208,806      269,089       141,966
Shareholders' servicing agent fees and expenses                         133,292      125,869      223,473       243,380
Custodian's fees and expenses                                            77,037       52,882       90,365        93,955
Trustees' fees and expenses                                               6,426        4,241        8,604         9,060
Professional fees                                                        19,404       13,806       32,589        22,456
Shareholders' reports - printing and mailing expenses                    26,137       22,111       44,487        38,367
Federal and state registration fees                                       5,275        3,447        5,824         4,076
Other expenses                                                            9,954        6,452       11,200        12,054
------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            2,825,668    1,751,379    3,123,047     2,926,900
  Custodian fee credit                                                   (8,122)      (7,977)     (11,444)       (6,243)
------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          2,817,546    1,743,402    3,111,603     2,920,657
------------------------------------------------------------------------------------------------------------------------
Net investment income                                                12,421,110    6,918,685   15,520,382    15,588,911
------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain from investments                                    1,093,768      714,869    1,611,586     3,821,452
Net change in unrealized appreciation (depreciation) of investments  (6,181,604)  (2,744,124)  (7,116,589)  (10,261,988)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (5,087,836)  (2,029,255)  (5,505,003)   (6,440,536)
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $ 7,333,274  $ 4,889,430  $10,015,379  $  9,148,375
------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
45

Statement of Changes in Net Assets

                                                                               Connecticut                 New Jersey
                                                                       --------------------------  --------------------------
                                                                          Year Ended    Year Ended    Year Ended    Year Ended
                                                                             2/28/05       2/29/04       2/28/05       2/29/04
------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $ 12,421,110  $ 13,563,854  $  6,918,685  $  7,064,938
Net realized gain from investments                                        1,093,768       996,590       714,869       850,385
Net change in unrealized appreciation (depreciation) of investments      (6,181,604)    3,092,631    (2,744,124)    1,962,450
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                7,333,274    17,653,075     4,889,430     9,877,773
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                 (9,783,993)  (10,579,320)   (3,067,106)   (3,164,445)
 Class B                                                                 (1,117,226)   (1,231,318)     (906,256)     (939,935)
 Class C                                                                 (1,444,219)   (1,621,352)   (1,032,700)     (916,890)
 Class R                                                                   (171,410)     (189,431)   (1,928,441)   (1,977,646)
From accumulated net realized gains from investments:
 Class A                                                                   (849,040)     (922,683)           --            --
 Class B                                                                   (115,145)     (130,138)           --            --
 Class C                                                                   (137,069)     (162,408)           --            --
 Class R                                                                    (13,901)      (17,374)           --            --
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (13,632,003)  (14,854,024)   (6,934,503)   (6,998,916)
------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                             28,129,175    29,212,259    18,557,768    29,844,330
Proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                            6,214,663     6,648,901     4,213,126     4,114,598
------------------------------------------------------------------------------------------------------------------------------
                                                                         34,343,838    35,861,160    22,770,894    33,958,928
Cost of shares redeemed                                                 (42,226,640)  (42,306,249)  (28,582,272)  (25,871,493)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions       (7,882,802)   (6,445,089)   (5,811,378)    8,087,435
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   (14,181,531)   (3,646,038)   (7,856,451)   10,966,292
Net assets at the beginning of year                                     304,663,761   308,309,799   178,194,403   167,228,111
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $290,482,230  $304,663,761  $170,337,952  $178,194,403
------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the
 end of year                                                           $   (104,665) $     (7,161) $    (55,548) $    (21,043)
------------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
46

                                                                               New York                New York Insured
                                                                      --------------------------  --------------------------
                                                                         Year Ended    Year Ended    Year Ended    Year Ended
                                                                            2/28/05       2/29/04       2/28/05       2/29/04
-----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $ 15,520,382  $ 15,853,756  $ 15,588,911  $ 16,471,927
Net realized gain from investments                                       1,611,586     2,465,417     3,821,452     3,117,208
Net change in unrealized appreciation (depreciation) of investments     (7,116,589)    4,208,438   (10,261,988)    4,146,661
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              10,015,379    22,527,611     9,148,375    23,735,796
-----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                               (5,701,431)   (5,548,616)   (3,466,947)   (3,278,508)
  Class B                                                               (1,487,443)   (1,690,637)     (841,776)   (1,010,907)
  Class C                                                               (1,472,644)   (1,373,723)     (701,521)     (692,323)
  Class R                                                               (6,951,970)   (7,439,911)  (10,734,936)  (11,704,543)
From accumulated net realized gains from investments:
  Class A                                                                       --            --      (668,889)     (944,981)
  Class B                                                                       --            --      (187,751)     (356,516)
  Class C                                                                       --            --      (146,614)     (245,890)
  Class R                                                                       --            --    (1,916,810)   (3,220,348)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (15,613,488)  (16,052,887)  (18,665,244)  (21,454,016)
-----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            47,143,308    52,579,255    20,610,414    31,712,526
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                        8,697,581     9,104,357    12,512,641    14,616,535
-----------------------------------------------------------------------------------------------------------------------------
                                                                        55,840,889    61,683,612    33,123,055    46,329,061
Cost of shares redeemed                                                (60,373,650)  (45,808,647)  (43,703,759)  (43,212,056)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      (4,532,761)   15,874,965   (10,580,704)    3,117,005
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  (10,130,870)   22,349,689   (20,097,573)    5,398,785
Net assets at the beginning of year                                    350,943,566   328,593,877   385,138,426   379,739,641
-----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $340,812,696  $350,943,566  $365,040,853  $385,138,426
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $   (511,954) $   (380,596) $   (412,616) $   (187,622)
-----------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
47

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Funds' shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance
New York Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered


----
48
thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2005, Connecticut, New Jersey, New York and New York Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
49

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Connecticut
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             2/28/05                   2/29/04
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            2,025,155  $ 21,781,511   1,467,441  $ 15,847,498
  Class A - automatic conversion of Class B shares       1,898        20,627          --            --
  Class B                                              134,562     1,440,160     274,772     2,989,457
  Class C                                              421,903     4,547,997     868,854     9,429,214
  Class R                                               31,197       338,880      87,637       946,090
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              440,364     4,719,778     459,986     4,973,910
  Class B                                               49,804       533,105      54,529       588,753
  Class C                                               76,211       815,966      86,655       935,863
  Class R                                               13,543       145,814      13,850       150,375
-------------------------------------------------------------------------------------------------------
                                                     3,194,637    34,343,838   3,313,724    35,861,160
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,634,442)  (28,153,024) (2,714,094)  (29,295,265)
  Class B                                             (319,223)   (3,406,461)   (386,631)   (4,178,215)
  Class B - automatic conversion to Class A shares      (1,899)      (20,627)         --            --
  Class C                                             (926,692)   (9,913,012)   (727,751)   (7,824,695)
  Class R                                              (68,916)     (733,516)    (93,531)   (1,008,074)
-------------------------------------------------------------------------------------------------------
                                                    (3,951,172)  (42,226,640) (3,922,007)  (42,306,249)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (756,535) $ (7,882,802)   (608,283) $ (6,445,089)
-------------------------------------------------------------------------------------------------------

                                                                        New Jersey
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             2/28/05                   2/29/04
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              925,774  $  9,943,095   1,288,466  $ 13,875,429
  Class A - automatic conversion of Class B shares         631         6,901          --            --
  Class B                                              261,352     2,812,723     302,714     3,258,628
  Class C                                              421,131     4,499,862     949,375    10,204,505
  Class R                                              120,738     1,295,187     233,030     2,505,768
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              173,379     1,858,306     169,225     1,816,241
  Class B                                               33,285       356,650      34,585       370,865
  Class C                                               52,393       559,769      43,987       470,431
  Class R                                              134,036     1,438,401     135,648     1,457,061
-------------------------------------------------------------------------------------------------------
                                                     2,122,719    22,770,894   3,157,030    33,958,928
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (1,330,787)  (14,244,929) (1,301,406)  (13,996,687)
  Class B                                             (440,043)   (4,696,885)   (359,363)   (3,852,233)
  Class B - automatic conversion to Class A shares        (631)       (6,901)         --            --
  Class C                                             (474,317)   (5,067,655)   (382,516)   (4,063,583)
  Class R                                             (426,642)   (4,565,902)   (369,319)   (3,958,990)
-------------------------------------------------------------------------------------------------------
                                                    (2,672,420)  (28,582,272) (2,412,604)  (25,871,493)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (549,701) $ (5,811,378)    744,426  $  8,087,435
-------------------------------------------------------------------------------------------------------


----
50

                                                                        New York
                                                  ---------------------------------------------------
                                                          Year Ended                Year Ended
                                                           2/28/05                    2/29/04
                                                  -------------------------  ------------------------
                                                        Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           3,215,756  $ 34,736,493   2,553,847  $ 27,719,946
  Class B                                             203,267     2,200,730     488,340     5,313,640
  Class C                                             759,650     8,276,743   1,130,510    12,330,026
  Class R                                             176,869     1,929,342     651,153     7,215,643
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             246,189     2,664,268     244,121     2,647,042
  Class B                                              55,358       599,405      63,639       690,710
  Class C                                              56,364       611,000      51,316       557,646
  Class R                                             444,556     4,822,908     479,183     5,208,959
------------------------------------------------------------------------------------------------------
                                                    5,158,009    55,840,889   5,662,109    61,683,612
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (2,843,779)   (30,535,028) (2,153,663)  (23,262,869)
  Class B                                           (699,489)    (7,549,343)   (566,682)   (6,165,963)
  Class C                                           (639,015)    (6,920,102)   (497,189)   (5,422,100)
  Class R                                         (1,418,040)   (15,369,177) (1,008,217)  (10,957,715)
------------------------------------------------------------------------------------------------------
                                                   (5,600,323)  (60,373,650) (4,225,751)  (45,808,647)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                              (442,314) $ (4,532,761)  1,436,358  $ 15,874,965
------------------------------------------------------------------------------------------------------

                                                                    New York Insured
                                                  ---------------------------------------------------
                                                          Year Ended                Year Ended
                                                           2/28/05                    2/29/04
                                                  -------------------------  ------------------------
                                                        Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           1,432,420  $ 15,273,618   1,390,422  $ 15,137,500
  Class B                                              55,652       595,934     347,222     3,802,628
  Class C                                             283,989     3,056,554     877,998     9,556,571
  Class R                                             157,525     1,684,308     295,761     3,215,827
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             232,235     2,476,597     234,659     2,537,806
  Class B                                              47,057       502,655      60,613       656,152
  Class C                                              34,170       364,478      43,074       465,582
  Class R                                             857,399     9,168,911   1,010,776    10,956,995
------------------------------------------------------------------------------------------------------
                                                    3,100,447    33,123,055   4,260,525    46,329,061
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (690,675)   (7,345,418) (1,246,000)  (13,536,661)
  Class B                                            (435,382)   (4,658,336)   (485,202)   (5,254,669)
  Class C                                            (622,152)   (6,583,300)   (309,404)   (3,354,782)
  Class R                                          (2,354,300)  (25,116,705) (1,938,645)  (21,065,944)
------------------------------------------------------------------------------------------------------
                                                   (4,102,509)  (43,703,759) (3,979,251)  (43,212,056)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (1,002,062) $(10,580,704)    281,274  $  3,117,005
------------------------------------------------------------------------------------------------------


----
51

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended February 28, 2005, were as follows:

                                                                  New York
                           Connecticut  New Jersey    New York     Insured
      --------------------------------------------------------------------
      Purchases            $21,858,050 $25,185,793 $31,255,182 $42,944,283
      Sales and maturities  31,183,190  28,251,540  26,206,859  52,568,083
      --------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2005, the cost of investments was as follows:

                                                                   New York
                         Connecticut   New Jersey     New York      Insured
    -----------------------------------------------------------------------
    Cost of investments $271,372,228 $160,469,331 $315,408,965 $336,139,197
    -----------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2005, were as follows:

                                                                                     New York
                                            Connecticut  New Jersey     New York      Insured
---------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $16,663,913  $8,494,574  $22,306,251  $26,238,757
  Depreciation                                (493,976)   (154,811)    (858,939)    (345,388)
---------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $16,169,937  $8,339,763  $21,447,312  $25,893,369
---------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2005, were as follows:

                                                                            New York
                                          Connecticut New Jersey New York    Insured
------------------------------------------------------------------------------------
Undistributed net tax-exempt income*         $676,526   $484,953 $472,209 $  720,864
Undistributed net ordinary income**            23,781         --       --      3,415
Undistributed net long-term capital gains     195,594         --  422,890  2,038,270
------------------------------------------------------------------------------------

 * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2005, paid on March 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 28, 2005 and February 29, 2004, was designated for purposes of the dividends paid deduction as follows:


                                                                                     New York
2005                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $12,646,998 $6,948,158 $15,627,360 $15,861,612
Distributions from net ordinary income**             8,042         --      41,178      23,031
Distributions from net long-term capital gains   1,115,155         --          --   2,920,062
---------------------------------------------------------------------------------------------

                                                                                     New York
2004                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $13,666,034 $6,978,736 $15,899,369 $16,577,992
Distributions from net ordinary income**             9,159         --     192,895     613,568
Distributions from net long-term capital gains   1,232,603         --          --   4,289,101
---------------------------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
52

At February 28, 2005, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                   New Jersey
-------------------------------------------------------------
Expiration year:
 2009                                                $185,645
 2010                                                      --
 2011                                                      --
 2012                                                      --
-------------------------------------------------------------
Total                                                $185,645
-------------------------------------------------------------

5. Management Fee and Other Transactions with Affiliates

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of March 31, 2005, the complex-level fee rate was .1920%; that is, the funds' effective management fees were reduced by approximately .008%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                                   Fund-Level
Average Daily Net Assets                             Fee Rate
--------------------------------------------------------------
For the first $125 million                              .3500%
For the next $125 million                               .3375
For the next $250 million                               .3250
For the next $500 million                               .3125
For the next $1 billion                                 .3000
For the next $3 billion                                 .2750
For net assets over $5 billion                          .2500
--------------------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

                                                   Complex-Level
Complex-Level Assets/(1)/                               Fee Rate
-----------------------------------------------------------------
For the first $55 billion                                  .2000%
For the next $1 billion                                    .1800
For the next $1 billion                                    .1600
For the next $3 billion                                    .1425
For the next $3 billion                                    .1325
For the next $3 billion                                    .1250
For the next $5 billion                                    .1200
For the next $5 billion                                    .1175
For the next $15 billion                                   .1150
For Managed Assets over $91 billion/(2)/                   .1400
-----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
53

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

                                                   Management
Average Daily Net Assets                             Fee Rate
--------------------------------------------------------------
For the first $125 million                              .5500%
For the next $125 million                               .5375
For the next $250 million                               .5250
For the next $500 million                               .5125
For the next $1 billion                                 .5000
For the next $3 billion                                 .4750
For net assets over $5 billion                          .4500
--------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of New York and ..975% of the average daily net assets of New York Insured. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 28, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
Sales charges collected (unaudited)                   $432,135   $119,110 $360,838 $235,965
Paid to authorized dealers (unaudited)                 370,282    104,807  319,968  201,179
-------------------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
Commission advances (unaudited)                       $136,487   $145,523 $237,997  $72,769
-------------------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2005, the Distributor retained such 12b-1 fees as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
12b-1 fees retained (unaudited)                       $270,862   $259,990 $368,558 $232,737
-------------------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2005, as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
CDSC retained (unaudited)                              $57,147    $85,626 $138,015 $106,486
-------------------------------------------------------------------------------------------


----
54

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and NAM, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2005, to shareholders of record on March 9, 2005, as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
Dividend per share:
 Class A                                                $.0375     $.0380   $.0405   $.0355
 Class B                                                 .0305      .0310    .0340    .0285
 Class C                                                 .0325      .0330    .0360    .0305
 Class R                                                 .0395      .0395    .0425    .0370
-------------------------------------------------------------------------------------------


----
55

Financial Highlights

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                             Investment Operations       Less Distributions
                          --------------------------- -----------------------                    --------


CONNECTICUT




                                           Net
                Beginning       Net  Realized/            Net                  Ending              Ending
                      Net   Invest- Unrealized        Invest-                     Net                 Net
Year Ended          Asset      ment       Gain           ment  Capital          Asset     Total    Assets
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
----------------------------------------------------------------------------------------------------------
Class A (7/87)
  2005             $10.99      $.48      $(.18) $ .30   $(.48)   $(.04) $(.52) $10.77      2.89% $221,463
  2004              10.88       .50        .15    .65    (.50)    (.04)  (.54)  10.99      6.21   227,787
  2003              10.67       .52        .26    .78    (.53)    (.04)  (.57)  10.88      7.51   234,133
  2002              10.51       .53        .16    .69    (.53)      --   (.53)  10.67      6.66   217,024
  2001               9.96       .53        .55   1.08    (.53)      --   (.53)  10.51     11.14   204,442
Class B (2/97)
  2005              10.98       .40       (.18)   .22    (.40)    (.04)  (.44)  10.76      2.09    29,587
  2004              10.87       .42        .15    .57    (.42)    (.04)  (.46)  10.98      5.40    31,678
  2003              10.65       .43        .27    .70    (.44)    (.04)  (.48)  10.87      6.78    31,987
  2002              10.49       .45        .15    .60    (.44)      --   (.44)  10.65      5.84    23,310
  2001               9.94       .45        .55   1.00    (.45)      --   (.45)  10.49     10.31    19,794
Class C (10/93)
  2005              10.98       .42       (.18)   .24    (.42)    (.04)  (.46)  10.76      2.32    35,767
  2004              10.87       .44        .15    .59    (.44)    (.04)  (.48)  10.98      5.62    41,194
  2003              10.66       .46        .26    .72    (.47)    (.04)  (.51)  10.87      6.92    38,312
  2002              10.50       .47        .16    .63    (.47)      --   (.47)  10.66      6.07    26,890
  2001               9.95       .47        .55   1.02    (.47)      --   (.47)  10.50     10.50    18,460
Class R (2/97)
  2005              11.03       .50       (.17)   .33    (.50)    (.04)  (.54)  10.82      3.16     3,666
  2004              10.92       .52        .15    .67    (.52)    (.04)  (.56)  11.03      6.36     4,005
  2003              10.70       .54        .27    .81    (.55)    (.04)  (.59)  10.92      7.76     3,878
  2002              10.54       .56        .14    .70    (.54)      --   (.54)  10.70      6.82     3,568
  2001               9.99       .55        .55   1.10    (.55)      --   (.55)  10.54     11.30     1,992
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                  Ratios/Supplemental Data
                -------------------------------------------------------------------
                                      Before Credit/         After          After Credit/
                                      Reimbursement     Reimbursement(c)   Reimbursement(d)
CONNECTICUT                         -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (7/87)
  2005               .83%    4.45%      .83%    4.45%      .83%    4.45%         8%
  2004               .85     4.60       .85     4.60       .84     4.60          8
  2003               .85     4.82       .85     4.82       .84     4.82         19
  2002               .85     5.01       .85     5.01       .84     5.02         20
  2001               .87     5.20       .87     5.20       .86     5.21          7
Class B (2/97)
  2005              1.58     3.70      1.58     3.70      1.58     3.70          8
  2004              1.60     3.85      1.60     3.85      1.59     3.85          8
  2003              1.60     4.06      1.60     4.06      1.59     4.07         19
  2002              1.60     4.26      1.60     4.26      1.59     4.27         20
  2001              1.62     4.45      1.62     4.45      1.61     4.46          7
Class C (10/93)
  2005              1.38     3.90      1.38     3.90      1.38     3.90          8
  2004              1.40     4.05      1.40     4.05      1.39     4.05          8
  2003              1.40     4.26      1.40     4.26      1.39     4.27         19
  2002              1.40     4.47      1.40     4.47      1.39     4.48         20
  2001              1.42     4.65      1.42     4.65      1.41     4.66          7
Class R (2/97)
  2005               .63     4.65       .63     4.65       .63     4.65          8
  2004               .65     4.79       .65     4.79       .64     4.80          8
  2003               .65     5.01       .65     5.01       .64     5.02         19
  2002               .65     5.23       .65     5.23       .64     5.24         20
  2001               .67     5.40       .67     5.40       .66     5.41          7
-----------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
56

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations      Less Distributions
                          --------------------------- ----------------------                    -------


NEW JERSEY




                                           Net
                Beginning       Net  Realized/            Net                 Ending             Ending
                      Net   Invest- Unrealized        Invest-                    Net                Net
Year Ended          Asset      ment       Gain           ment  Capital         Asset     Total   Assets
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)    (000)
--------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005             $10.97      $.45      $(.11) $ .34   $(.46)     $-- $(.46) $10.85      3.20% $73,687
  2004              10.79       .46        .18    .64    (.46)      --  (.46)  10.97      6.07   77,021
  2003              10.60       .46        .20    .66    (.47)      --  (.47)  10.79      6.36   74,067
  2002              10.45       .47        .15    .62    (.47)      --  (.47)  10.60      6.04   60,835
  2001               9.73       .48        .72   1.20    (.48)      --  (.48)  10.45     12.59   52,277
Class B (2/97)
  2005              10.96       .37       (.11)   .26    (.37)      --  (.37)  10.85      2.49   25,273
  2004              10.78       .38        .17    .55    (.37)      --  (.37)  10.96      5.26   27,140
  2003              10.59       .38        .20    .58    (.39)      --  (.39)  10.78      5.58   26,926
  2002              10.44       .39        .15    .54    (.39)      --  (.39)  10.59      5.26   23,451
  2001               9.72       .40        .72   1.12    (.40)      --  (.40)  10.44     11.74   15,979
Class C (9/94)
  2005              10.94       .39       (.11)   .28    (.40)      --  (.40)  10.82      2.63   27,914
  2004              10.76       .40        .18    .58    (.40)      --  (.40)  10.94      5.50   28,226
  2003              10.56       .40        .21    .61    (.41)      --  (.41)  10.76      5.88   21,192
  2002              10.41       .41        .15    .56    (.41)      --  (.41)  10.56      5.46   14,376
  2001               9.70       .42        .71   1.13    (.42)      --  (.42)  10.41     11.92   12,757
Class R (2/92)
  2005              10.98       .48       (.12)   .36    (.47)      --  (.47)  10.87      3.46   43,464
  2004              10.80       .48        .17    .65    (.47)      --  (.47)  10.98      6.24   45,807
  2003              10.60       .48        .21    .69    (.49)      --  (.49)  10.80      6.63   45,043
  2002              10.45       .49        .15    .64    (.49)      --  (.49)  10.60      6.22   43,465
  2001               9.73       .50        .72   1.22    (.50)      --  (.50)  10.45     12.79   41,916
--------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                  Ratios/Supplemental Data
                -------------------------------------------------------------------
                                      Before Credit/         After          After Credit/
                                      Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW JERSEY                          -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (9/94)
  2005               .88%    4.22%      .88%    4.22%      .87%    4.23%        15%
  2004               .90     4.26       .90     4.26       .89     4.27         17
  2003               .91     4.29       .91     4.29       .90     4.30          6
  2002               .90     4.45       .90     4.45       .89     4.46          7
  2001              1.00     4.73      1.00     4.73       .98     4.74         12
Class B (2/97)
  2005              1.63     3.47      1.63     3.47      1.62     3.48         15
  2004              1.65     3.51      1.65     3.51      1.64     3.52         17
  2003              1.66     3.54      1.66     3.54      1.65     3.55          6
  2002              1.65     3.70      1.65     3.70      1.64     3.71          7
  2001              1.75     3.98      1.75     3.98      1.73     3.99         12
Class C (9/94)
  2005              1.43     3.67      1.43     3.67      1.42     3.68         15
  2004              1.45     3.72      1.45     3.72      1.44     3.73         17
  2003              1.46     3.74      1.46     3.74      1.45     3.75          6
  2002              1.45     3.89      1.45     3.89      1.44     3.90          7
  2001              1.55     4.17      1.55     4.17      1.53     4.19         12
Class R (2/92)
  2005               .68     4.42       .68     4.42       .67     4.43         15
  2004               .70     4.46       .70     4.46       .69     4.47         17
  2003               .71     4.49       .71     4.49       .70     4.50          6
  2002               .70     4.64       .70     4.64       .69     4.65          7
  2001               .80     4.93       .80     4.93       .78     4.94         12
-----------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
57

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                       Investment Operations       Less Distributions
                                    --------------------------- -----------------------                    --------


NEW YORK




                                                     Net
                          Beginning       Net  Realized/            Net                  Ending              Ending
                                Net   Invest- Unrealized        Invest-                     Net                 Net
Year Ended                    Asset      ment       Gain           ment  Capital          Asset     Total    Assets
February 28/29,               Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
--------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005                       $11.10      $.50      $(.17) $ .33   $(.50)   $  --  $(.50) $10.93      3.12% $127,502
  2004                        10.88       .52        .22    .74    (.52)      --   (.52)  11.10      6.94   122,569
  2003                        10.72       .52        .22    .74    (.54)    (.04)  (.58)  10.88      7.11   113,197
  2002                        10.66       .58        .04    .62    (.56)      --   (.56)  10.72      5.94   105,700
  2001                        10.17       .57        .52   1.09    (.60)      --   (.60)  10.66     10.97   102,144
Class B (2/97)
  2005                        11.11       .42       (.17)   .25    (.42)      --   (.42)  10.94      2.38    36,125
  2004                        10.90       .44        .21    .65    (.44)      --   (.44)  11.11      6.07    41,579
  2003                        10.73       .44        .23    .67    (.46)    (.04)  (.50)  10.90      6.43    40,951
  2002                        10.68       .50        .03    .53    (.48)      --   (.48)  10.73      5.07    34,262
  2001                        10.18       .49        .53   1.02    (.52)      --   (.52)  10.68     10.24    25,992
Class C (9/94)
  2005                        11.12       .44       (.16)   .28    (.45)      --   (.45)  10.95      2.60    37,221
  2004                        10.91       .46        .22    .68    (.47)      --   (.47)  11.12      6.30    35,832
  2003                        10.75       .46        .23    .69    (.49)    (.04)  (.53)  10.91      6.56    27,687
  2002                        10.70       .52        .03    .55    (.50)      --   (.50)  10.75      5.29    24,505
  2001                        10.20       .51        .53   1.04    (.54)      --   (.54)  10.70     10.47    17,757
Class R (12/86)
  2005                        11.13       .52       (.17)   .35    (.52)      --   (.52)  10.96      3.34   139,964
  2004                        10.91       .54        .23    .77    (.55)      --   (.55)  11.13      7.06   150,963
  2003                        10.75       .55        .22    .77    (.57)    (.04)  (.61)  10.91      7.33   146,759
  2002                        10.69       .60        .04    .64    (.58)      --   (.58)  10.75      6.16   144,581
  2001                        10.20       .59        .52   1.11    (.62)      --   (.62)  10.69     11.19   144,950
--------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                            Ratios/Supplemental Data
                          -------------------------------------------------------------------
                                                Before Credit/         After          After Credit/
                                                Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW YORK                                      -----------------  -----------------  -----------------
                                      Ratio              Ratio              Ratio
                                     of Net             of Net             of Net
                                    Invest-            Invest-            Invest-
                          Ratio of     ment  Ratio of     ment  Ratio of     ment
                          Expenses   Income  Expenses   Income  Expenses   Income
                                to       to        to       to        to       to
                           Average  Average   Average  Average   Average  Average  Portfolio
Year Ended                     Net      Net       Net      Net       Net      Net   Turnover
February 28/29,             Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------
Class A (9/94)
  2005                         .86%    4.59%      .86%    4.59%      .85%    4.60%         8%
  2004                         .88     4.76       .88     4.76       .88     4.76         12
  2003                         .88     4.87       .88     4.87       .87     4.87         23
  2002                         .89     5.16       .66     5.39       .65     5.39         11
  2001                         .91     5.26       .70     5.47       .69     5.48         28
Class B (2/97)
  2005                        1.61     3.84      1.61     3.84      1.60     3.85          8
  2004                        1.63     4.01      1.63     4.01      1.63     4.01         12
  2003                        1.63     4.11      1.63     4.11      1.62     4.12         23
  2002                        1.64     4.41      1.41     4.64      1.41     4.65         11
  2001                        1.66     4.51      1.45     4.72      1.44     4.73         28
Class C (9/94)
  2005                        1.41     4.04      1.41     4.04      1.40     4.05          8
  2004                        1.43     4.21      1.43     4.21      1.43     4.21         12
  2003                        1.43     4.31      1.43     4.31      1.42     4.32         23
  2002                        1.44     4.61      1.21     4.84      1.21     4.85         11
  2001                        1.46     4.72      1.26     4.92      1.25     4.92         28
Class R (12/86)
  2005                         .66     4.79       .66     4.79       .65     4.80          8
  2004                         .68     4.96       .68     4.96       .68     4.96         12
  2003                         .68     5.07       .68     5.07       .67     5.07         23
  2002                         .69     5.36       .46     5.59       .46     5.59         11
  2001                         .71     5.46       .49     5.67       .49     5.68         28
---------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
58

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                             Investment Operations       Less Distributions
                          --------------------------- -----------------------                    --------


NEW YORK INSURED




                                           Net
                Beginning       Net  Realized/            Net                  Ending              Ending
                      Net   Invest- Unrealized        Invest-                     Net                 Net
Year Ended          Asset      ment       Gain           ment  Capital          Asset     Total    Assets
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
----------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005             $10.98      $.45      $(.18) $ .27   $(.45)   $(.09) $(.54) $10.71      2.59% $ 87,032
  2004              10.92       .46        .21    .67    (.47)    (.14)  (.61)  10.98      6.37    78,526
  2003              10.59       .47        .40    .87    (.48)    (.06)  (.54)  10.92      8.46    73,936
  2002              10.50       .49        .10    .59    (.50)      --   (.50)  10.59      5.75    63,043
  2001               9.95       .51        .55   1.06    (.51)      --   (.51)  10.50     10.97    56,936
Class B (2/97)
  2005              11.00       .37       (.18)   .19    (.37)    (.09)  (.46)  10.73      1.79    22,881
  2004              10.93       .38        .22    .60    (.39)    (.14)  (.53)  11.00      5.64    27,104
  2003              10.60       .39        .40    .79    (.40)    (.06)  (.46)  10.93      7.64    27,786
  2002              10.51       .41        .10    .51    (.42)      --   (.42)  10.60      4.97    23,418
  2001               9.96       .43        .56    .99    (.44)      --   (.44)  10.51     10.12    16,965
Class C (9/94)
  2005              10.98       .39       (.18)   .21    (.39)    (.09)  (.48)  10.71      2.02    17,470
  2004              10.92       .40        .21    .61    (.41)    (.14)  (.55)  10.98      5.78    21,246
  2003              10.59       .41        .40    .81    (.42)    (.06)  (.48)  10.92      7.85    14,446
  2002              10.49       .43        .11    .54    (.44)      --   (.44)  10.59      5.26     9,926
  2001               9.94       .45        .55   1.00    (.45)      --   (.45)  10.49     10.33     5,131
Class R (12/86)
  2005              11.00       .47       (.17)   .30    (.47)    (.09)  (.56)  10.74      2.85   237,657
  2004              10.94       .49        .20    .69    (.49)    (.14)  (.63)  11.00      6.53   258,263
  2003              10.60       .49        .41    .90    (.50)    (.06)  (.56)  10.94      8.72   263,572
  2002              10.50       .51        .11    .62    (.52)      --   (.52)  10.60      6.03   260,568
  2001               9.95       .53        .55   1.08    (.53)      --   (.53)  10.50     11.16   259,651
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                   Ratios/Supplemental Data
                ----------------------------------------------------------------------
                                      Before Credit/           After           After Credit/
                                       Reimbursement     Reimbursement(c)    Reimbursement(d)
NEW YORK INSURED                    ------------------  ------------------  ------------------
                          Ratio of            Ratio of            Ratio of
                               Net                 Net                 Net
                           Invest-             Invest-             Invest-
                Ratio of      ment  Ratio of      ment  Ratio of      ment
                Expenses    Income  Expenses    Income  Expenses    Income
                      to        to        to        to        to        to
                 Average   Average   Average   Average   Average   Average  Portfolio
Year Ended           Net       Net       Net       Net       Net       Net   Turnover
February 28/29,   Assets    Assets    Assets    Assets    Assets    Assets       Rate
--------------------------------------------------------------------------------------
Class A (9/94)
  2005               .85%     4.17%      .85%     4.17%      .85%     4.18%        12%
  2004               .86      4.28       .86      4.28       .86      4.28         10
  2003               .88      4.40       .88      4.40       .87      4.40         21
  2002               .89      4.67       .89      4.67       .88      4.68         17
  2001               .91      4.98       .91      4.98       .90      4.99         15
Class B (2/97)
  2005              1.60      3.42      1.60      3.42      1.60      3.42         12
  2004              1.61      3.53      1.61      3.53      1.61      3.53         10
  2003              1.63      3.65      1.63      3.65      1.62      3.66         21
  2002              1.64      3.92      1.64      3.92      1.63      3.93         17
  2001              1.66      4.23      1.66      4.23      1.65      4.24         15
Class C (9/94)
  2005              1.40      3.62      1.40      3.62      1.40      3.63         12
  2004              1.42      3.73      1.42      3.73      1.41      3.73         10
  2003              1.43      3.84      1.43      3.84      1.42      3.85         21
  2002              1.44      4.12      1.44      4.12      1.43      4.13         17
  2001              1.46      4.43      1.46      4.43      1.45      4.44         15
Class R (12/86)
  2005               .65      4.37       .65      4.37       .65      4.37         12
  2004               .66      4.48       .66      4.48       .66      4.48         10
  2003               .68      4.60       .68      4.60       .67      4.61         21
  2002               .69      4.87       .69      4.87       .68      4.88         17
  2001               .71      5.18       .71      5.18       .70      5.19         15
--------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated April 12, 2002.

PricewaterhouseCoopers LLP

Chicago, IL
April 19, 2005


----
60

                                     Notes

--------------------------------------------------------------------------------
61

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman and Director (since 1996) of Nuveen       154
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp./4/;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management; Director (since 1996) of
                                                          Institutional Capital Corporation; Chairman
                                                          and Director (since 1999) of Rittenhouse
                                                          Asset Management, Inc.; Chairman of Nuveen
                                                          Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        154
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (1989) as Senior Vice President of         154
7/29/34                                                   The Northern Trust Company; Director,
333 W. Wacker Drive                                       Community Advisory Board for Highland Park
Chicago, IL 60606                                         and Highwood, United Way of the North Shore
                                                          (since 2002).


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          154
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire & Casualty Company; formerly Director,
                                                          Federal Reserve Bank of Chicago; formerly,
                                                          President and Chief Operating Officer, SCI
                                                          Financial Group, Inc., a regional financial
                                                          services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       154
3/16/48                                                   School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2003); previously Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director, Credit Research
                                                          Center at Georgetown University; Director of
                                                          Xerox Corporation (since 2004).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (2004) as Chairman, JPMorgan Fleming       152
10/28/42                                                  Asset Management, President and CEO, Banc
333 W. Wacker Drive                                       One Investment Advisors Corporation, and
Chicago, IL 60606                                         President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; currently a member
                                                          of the American and Wisconsin Bar
                                                          Associations.


---------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997      Chairman, formerly, Senior Partner and Chief       154
9/24/44                                                   Operating Officer, Miller-Valentine Partners
333 W. Wacker Drive                                       Ltd., a real estate investment company;
Chicago, IL 60606                                         formerly, Vice President, Miller-Valentine
                                                          Realty, a construction company; Chair,
                                                          Premier Health Partners, the not-for-profit
                                                          company of Miami Valley Hospital; Board
                                                          Member, formerly Chair, Dayton Development
                                                          Coalition; President, Dayton Philharmonic
                                                          Orchestra; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton,
                                                          Ohio and Business Advisory Council,
                                                          Cleveland Federal Reserve Bank.

----
62

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                  Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate              Held with       Elected or   Including other Directorships                  Overseen by
and Address            the Funds      Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee            1997      Executive Director, Gaylord and Dorothy            154
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine     Trustee            2005      Senior Vice President for Business and             154
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                  Position(s)     Year First                                                 Fund Complex
Birthdate              Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed (3) During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:

---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988      Managing Director (since 2002), Assistant          154
9/9/56                 Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos     Vice President     2004      Managing Director (since 2005), previously,        154
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000      Vice President (since 2002), formerly,             154
2/3/66                 and Assistant                Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                    previously, Associate of Nuveen Investments,
Chicago, IL 60606                                   LLC.


---------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999      Vice President of Nuveen Investments, LLC          154
11/28/67               and Treasurer                (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                 President (since 1997); Vice President and
Chicago, IL 60606                                   Treasurer of Nuveen Investments, Inc. (since
                                                    1999); Vice President and Treasurer of
                                                    Nuveen Advisory Corp. and Nuveen
                                                    Institutional Advisory Corp./4/ (since
                                                    1999); Vice President and Treasurer of
                                                    Nuveen Asset Management (since 2002) and of
                                                    Nuveen Investments Advisers Inc. (since
                                                    2002); Assistant Treasurer of NWQ Investment
                                                    Management Company, LLC (since 2002); Vice
                                                    President and Treasurer of Nuveen
                                                    Rittenhouse Asset Management, Inc. (since
                                                    2003); Chartered Financial Analyst.

----
63

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First                                                 Fund Complex
Birthdate             Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000      Vice President (since 2002) and Assistant          154
9/24/64               and Secretary                General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp./4/ and Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004) formerly,           154
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/; Managing Director of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002) of Nuveen           154
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/ (since 1995); Managing
                                                   Director of Nuveen Asset Management (since
                                                   2001); Vice President of Nuveen Investment
                                                   Advisers Inc. (since 2002); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              154
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              154
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.;/4/ formerly, Senior Attorney
                                                   (1994 to 2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              154
3/22/63                                            Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                President (since 1999); prior thereto,
Chicago, IL 60606                                  Associate of Nuveen Investments, LLC;
                                                   Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President (since 1999), previously,           154
8/27/61                                            Assistant Vice President (since 1993) of
333 W. Wacker Drive                                Nuveen Investments, LLC.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988      Vice President, Assistant Secretary and            154
7/27/51               and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                    Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Assistant Secretary of Nuveen Investments,
                                                   Inc. and (since 1997) Nuveen Asset
                                                   Management; Vice President (since 2000),
                                                   Assistant Secretary and Assistant General
                                                   Counsel (since 1998) of Rittenhouse Asset
                                                   Management; Vice President and Assistant
                                                   Secretary of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Secretary of
                                                   NWQ Investment Management Company, LLC
                                                   (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
64

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
65

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MS3-0205D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated February 28,
                                               2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund


[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.
It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

[LOGO]

IT'S FAST, EASY & FREE:
www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which had owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders soon will be asked to formally approve the continuation of your Fund's management contract with Nuveen. We will be sending you more information about this process in the coming weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 14, 2005



        "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Managers' Comments for the Nuveen Massachusetts

  Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund

  Portfolio managers Paul Brennan and Dan Solender examine economic and market conditions, key investment strategies, and the performance of the Funds. Paul, who has 14 years of investment experience, has managed the Nuveen Massachusetts Municipal Bond Fund since 2003. Dan, with 18 years of investment experience, began managing the Nuveen Massachusetts Insured Municipal Bond Fund in May 2004.

--------------------------------------------------------------------------------


What factors had the greatest influence on the United States economy and the national and Massachusetts municipal market during the 12-month period ended February 28, 2005?

The municipal bond market generally performed moderately well during the past 12 months, despite a series of six Federal Reserve interest-rate increases between June 30, 2004, and the end of the period and increases in other short-term and short-intermediate term interest rates. The Fed's actions, which sent the federal funds rate from 1.00 percent to 2.50 percent, came as the economy was enjoying steady growth. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 2.75 percent.) U.S. gross domestic product, a measure of national economic output, grew at an annualized rate of 3.3 percent during the second quarter of 2004, 4.0 percent in the third quarter, and 3.8 percent in the fourth quarter. As the economy strengthened, state and local governments around the country benefited from higher tax revenues and improved financial positions. These trends helped lower-rated bonds, which investors favored in their continued search for higher-yielding securities in a historically low longer-term interest rate environment.

Shorter-term municipal bond yields generally rose in line with the Fed's rate hikes, but long-term yields surprised many analysts and ended the reporting period only incrementally higher. Long-term yields were impacted by investors' apparent conclusion that inflation, despite sharply rising oil prices, remained under control, enabling the Fed to continue raising rates at its present "measured" pace.

Nationwide, municipal bond issuance totaled $385.5 billion in 2004, a 6 percent decline compared to the prior year. Issuance generally continued to be high by relative standards, however, as longer-term interest rates, though rising, remained historically low. Issuance of Massachusetts municipal debt totaled $11.8 billion in 2004, an increase of more than 8 percent compared to the prior year.

Massachusetts's economy continued to recover during the period, although that recovery has lagged the national rebound. While the Commonwealth's manufacturing sector continued to shed jobs, its defense contractors benefited from higher government spending. At the end of January 2005, Massachusetts's unemployment rate was 4.8 percent, well below the national average of 5.2 percent. The Commonwealth ended the 2004 fiscal year with a $1.2 billion surplus, the first in Massachusetts since 2001. The Commonwealth's budget for fiscal 2005 managed to eliminate a $1.5 billion shortfall without the use of tax increases. By the end of the reporting period, tax collections were higher than projected. In January 2005, Governor Mitt Romney proposed a $23.2 billion budget for the 2006 fiscal year. The budget assumes continued revenue growth and provides for a state income tax cut as well as more aid to local governments, among other priorities. At period end, Massachusetts had a credit rating of Aa2 from Moody's, which upgraded the outlook for the Commonwealth from negative to stable because of its improved financial health. Massachusetts also maintained a Standard & Poor's credit rating of AA- at the end of the reporting period.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Total Returns as of 2/28/05
--------------------------------------------------------------------------------

                                                    Average Annual
                                                 ---------------------
                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Massachusetts Municipal Bond
           Fund
          A Shares at NAV                         3.75%  6.61%   5.61%
          A Shares at Offer                      -0.57%  5.69%   5.16%
         -------------------------------------------------------------

         Nuveen Massachusetts Insured
           Municipal Bond Fund
          A Shares at NAV                         1.95%  6.23%   5.35%
          A Shares at Offer                      -2.33%  5.31%   4.90%
         -------------------------------------------------------------

         Lipper Massachusetts Municipal Debt
           Funds Category Average/1/              2.07%  6.44%   5.59%
         Lehman Brothers Municipal Bond Index/2/  2.96%  7.18%   6.51%
         -------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.


How did the Funds perform?

The chart above provides total return performance information for the two Funds for the one-year, five-year, and ten-year periods ended February 28, 2005, along with comparisons to the Lipper Massachusetts Municipal Debt Funds category average and the national Lehman Brothers Municipal Bond Index. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is difficult since most of the national index's results come from out-of-state bonds. Many out-of-state bonds do not benefit from the state tax exemption afforded to Massachusetts bonds for Massachusetts taxpayers.

The uninsured Fund's strong relative performance can be attributed in part to a healthy weighting in BBB-rated securities. Lower-rated bonds tended to outperform as credit spreads tightened, reflecting issuers' improving financial health and investors' search for higher yields. Strong security selection also helped, with resource recovery bonds issued for Ogden Haverhill as well as some of our lower-rated health care holdings performing particularly well. In particular, the Fund benefited from two BBB-rated issues that were advance refunded: bonds issued for Winchester Hospital and the College of Pharmacy. The advance refunding resulted in substantial price appreciation for these high-coupon bonds. Finally, the Fund was helped by its intermediate and longer holdings, although that positive effect was partly counterbalanced by weaker results from some of our shorter-maturity holdings, whose yields rose in line with the Fed's rate increases.

Meanwhile, the insured Fund underperformed both its Lipper peer group average and the Lehman Brothers index. One reason for the underperformance was the Fund's vulnerability to a number of bond calls, as issuers took advantage of historically low interest rates to redeem older, higher-interest-rate debt. The Fund also owned a number of securities that performed poorly during the period because they were facing near-term call dates. A second negative factor was the Fund's significant overweighting in bonds with 10- to 15-year maturity dates. Bonds in this part of the yield curve tended to lag their longer counterparts.


================================================================================

/1/The Lipper Massachusetts Municipal Debt Funds category average shown represents the average annualized total return for all reporting funds for the periods ended February 28, 2005. The Lipper Massachusetts Municipal Debt Funds category contained 52, 46 and 33 funds for the respective one-, five- and ten-year periods ended February 28, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
/2/The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2005, each Fund had a positive UNII for tax purposes and a negative UNII for financial statement purposes.

What strategies were used to manage the Funds during the 12-month period?

In the uninsured Fund, we continued to seek high-grade bonds with intermediate-term maturities, especially those with maturities ranging from 10 to 20 years, which we believed offered the best values for our shareholders. During the period, we also looked to reduce and/or diversify the Fund's weighting in lower-rated bonds that had been performing well and grown to occupy a larger-than-desired portion of the portfolio. For example, as the Ogden Haverhill resource recovery bonds mentioned earlier gained in value during the period, we trimmed our exposure and looked for alternative BBB-rated investments that could continue to provide the portfolio with higher levels of income.

In the insured Fund, we continued to strive to keep the portfolio sufficiently diversified, an ongoing challenge we have faced with managing this particular Fund. Although supply in the state was healthy during the past 12 months, most of the new issuance continued to be of Massachusetts general obligation debt. Accordingly, it remained difficult to meet our desired portfolio objectives while still adding new bonds representing a wide variety of sectors and geographic areas. To the extent possible, we continued to invest in insured intermediate bonds with 15- to 20-year maturities. As available, we purchased some local tax-backed general obligation debt, although portfolio activity was relatively modest during the period.


                             Annual Report  Page 4

     Nuveen Massachusetts Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                      [CHART]
              Lehman Brothers    Nuveen Massachusetts    Nuveen Massachusetts
                 Municipal          Municipal Bond          Municipal Bond
  Date           Bond Index            Fund (NAV)             Fund (Offer)
---------    ----------------    --------------------    --------------------
2/1/1995        $10,000.00           $10,000.00              $9,580.00
3/1/1995        $10,115.00           $10,087.20              $9,663.54
4/1/1995        $10,127.14           $10,122.40              $9,697.26
5/1/1995        $10,450.19           $10,411.10              $9,973.83
6/1/1995        $10,359.28           $10,319.37              $9,885.96
7/1/1995        $10,457.69           $10,376.44              $9,940.63
8/1/1995        $10,590.50           $10,476.26              $10,036.26
9/1/1995        $10,657.22           $10,555.04              $10,111.73
10/1/1995       $10,811.75           $10,699.01              $10,249.65
11/1/1995       $10,991.23           $10,865.28              $10,408.93
12/1/1995       $11,096.74           $10,955.68              $10,495.54
1/1/1996        $11,181.08           $11,013.63              $10,551.06
2/1/1996        $11,105.05           $10,961.87              $10,501.47
3/1/1996        $10,962.90           $10,842.71              $10,387.32
4/1/1996        $10,932.21           $10,822.76              $10,368.20
5/1/1996        $10,927.83           $10,858.37              $10,402.32
6/1/1996        $11,046.95           $10,950.01              $10,490.11
7/1/1996        $11,147.47           $11,030.60              $10,567.32
8/1/1996        $11,145.25           $11,055.42              $10,591.10
9/1/1996        $11,301.28           $11,182.12              $10,712.47
10/1/1996       $11,428.98           $11,263.86              $10,790.78
11/1/1996       $11,638.13           $11,403.08              $10,924.15
12/1/1996       $11,589.25           $11,382.44              $10,904.38
1/1/1997        $11,611.27           $11,396.21              $10,917.57
2/1/1997        $11,718.10           $11,480.09              $10,997.93
3/1/1997        $11,562.25           $11,401.80              $10,922.92
4/1/1997        $11,659.37           $11,464.16              $10,982.67
5/1/1997        $11,834.26           $11,585.34              $11,098.76
6/1/1997        $11,960.89           $11,683.58              $11,192.87
7/1/1997        $12,292.20           $11,900.55              $11,400.72
8/1/1997        $12,176.66           $11,833.43              $11,336.42
9/1/1997        $12,321.56           $11,932.83              $11,431.65
10/1/1997       $12,400.42           $12,008.84              $11,504.47
11/1/1997       $12,473.58           $12,061.08              $11,554.51
12/1/1997       $12,655.69           $12,210.15              $11,697.33
1/1/1998        $12,786.05           $12,299.29              $11,782.72
2/1/1998        $12,789.88           $12,328.07              $11,810.29
3/1/1998        $12,801.39           $12,344.59              $11,826.12
4/1/1998        $12,743.79           $12,311.88              $11,794.78
5/1/1998        $12,945.14           $12,488.92              $11,964.39
6/1/1998        $12,995.62           $12,530.38              $12,004.11
7/1/1998        $13,028.11           $12,557.70              $12,030.28
8/1/1998        $13,230.05           $12,722.58              $12,188.23
9/1/1998        $13,395.42           $12,825.25              $12,286.59
10/1/1998       $13,395.42           $12,827.82              $12,289.05
11/1/1998       $13,442.31           $12,870.41              $12,329.85
12/1/1998       $13,475.91           $12,885.59              $12,344.40
1/1/1999        $13,636.28           $13,001.05              $12,455.01
2/1/1999        $13,576.28           $12,950.61              $12,406.68
3/1/1999        $13,595.29           $12,951.25              $12,407.30
4/1/1999        $13,629.27           $12,990.62              $12,445.02
5/1/1999        $13,550.22           $12,926.58              $12,383.66
6/1/1999        $13,355.10           $12,771.07              $12,234.69
7/1/1999        $13,403.18           $12,784.74              $12,247.78
8/1/1999        $13,295.95           $12,654.85              $12,123.34
9/1/1999        $13,301.27           $12,629.92              $12,099.46
10/1/1999       $13,157.62           $12,498.82              $11,973.87
11/1/1999       $13,297.09           $12,567.31              $12,039.48
12/1/1999       $13,197.36           $12,449.05              $11,926.19
1/1/2000        $13,140.61           $12,357.18              $11,838.18
2/1/2000        $13,293.04           $12,535.00              $12,008.53
3/1/2000        $13,584.16           $12,767.77              $12,231.53
4/1/2000        $13,504.01           $12,716.06              $12,181.99
5/1/2000        $13,433.79           $12,650.32              $12,119.01
6/1/2000        $13,789.79           $12,900.04              $12,358.24
7/1/2000        $13,981.47           $13,068.13              $12,519.27
8/1/2000        $14,196.78           $13,250.82              $12,694.28
9/1/2000        $14,122.96           $13,197.95              $12,643.63
10/1/2000       $14,276.90           $13,326.50              $12,766.78
11/1/2000       $14,385.40           $13,385.40              $12,823.21
12/1/2000       $14,740.72           $13,698.22              $13,122.89
1/1/2001        $14,886.66           $13,700.68              $13,125.25
2/1/2001        $14,934.29           $13,831.39              $13,250.47
3/1/2001        $15,068.70           $13,948.54              $13,362.70
4/1/2001        $14,905.96           $13,808.08              $13,228.14
5/1/2001        $15,066.94           $13,954.86              $13,368.75
6/1/2001        $15,167.89           $14,073.47              $13,482.39
7/1/2001        $15,392.38           $14,279.65              $13,679.90
8/1/2001        $15,646.35           $14,486.85              $13,878.40
9/1/2001        $15,593.15           $14,445.85              $13,839.12
10/1/2001       $15,778.71           $14,595.65              $13,982.63
11/1/2001       $15,646.17           $14,493.92              $13,885.18
12/1/2001       $15,497.53           $14,359.71              $13,756.60
1/1/2002        $15,765.64           $14,373.78              $13,770.08
2/1/2002        $15,956.40           $14,642.28              $14,027.31
3/1/2002        $15,643.66           $14,371.25              $13,767.66
4/1/2002        $15,949.49           $14,596.59              $13,983.54
5/1/2002        $16,046.46           $14,670.02              $14,053.87
6/1/2002        $16,216.08           $14,789.43              $14,168.27
7/1/2002        $16,424.61           $14,939.69              $14,312.22
8/1/2002        $16,622.04           $15,182.46              $14,544.80
9/1/2002        $16,986.23           $15,549.42              $14,896.34
10/1/2002       $16,704.60           $15,269.22              $14,627.91
11/1/2002       $16,635.27           $15,218.83              $14,579.64
12/1/2002       $16,986.11           $15,541.93              $14,889.17
1/1/2003        $16,943.13           $15,491.10              $14,840.48
2/1/2003        $17,180.00           $15,706.74              $15,047.06
3/1/2003        $17,190.31           $15,671.24              $15,013.05
4/1/2003        $17,304.11           $15,825.13              $15,160.48
5/1/2003        $17,709.20           $16,167.75              $15,488.70
6/1/2003        $17,633.76           $16,065.89              $15,391.12
7/1/2003        $17,016.57           $15,452.66              $14,803.65
8/1/2003        $17,143.69           $15,590.65              $14,935.84
9/1/2003        $17,647.54           $16,034.67              $15,361.21
10/1/2003       $17,558.77           $15,996.03              $15,324.19
11/1/2003       $17,741.91           $16,197.26              $15,516.97
12/1/2003       $17,888.81           $16,317.60              $15,632.26
1/1/2004        $17,991.32           $16,356.77              $15,669.78
2/1/2004        $18,262.27           $16,641.70              $15,942.75
3/1/2004        $18,198.35           $16,598.43              $15,901.30
4/1/2004        $17,767.05           $16,176.83              $15,497.40
5/1/2004        $17,703.09           $16,084.62              $15,409.07
6/1/2004        $17,766.82           $16,157.00              $15,478.41
7/1/2004        $18,001.34           $16,446.21              $15,755.47
8/1/2004        $18,361.37           $16,786.65              $16,081.61
9/1/2004        $18,458.68           $16,877.30              $16,168.45
10/1/2004       $18,617.43           $17,019.07              $16,304.27
11/1/2004       $18,464.76           $16,874.41              $16,165.68
12/1/2004       $18,690.03           $17,135.96              $16,416.25
1/1/2005        $18,863.85           $17,346.73              $16,618.17
2/1/2005        $18,801.60           $17,265.20              $16,540.06


================================================================================

     Nuveen Massachusetts Insured Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

         Lehman Brothers      Nuveen Massachusetts     Nuveen Massachusetts
            Municipal           Insured Municipal       Insured Municipal
 Date      Bond Index            Bond Fund (NAV)         Bond Fund (Offer)
------   ---------------      --------------------     --------------------
2/95       $10,000.00              $10,000.00              $9,580.00
3/95       $10,115.00              $10,082.40              $9,658.94
4/95       $10,127.14              $10,105.89              $9,681.44
5/95       $10,450.19              $10,429.68              $9,991.64
6/95       $10,359.28              $10,311.93              $9,878.83
7/95       $10,457.69              $10,354.93              $9,920.03
8/95       $10,590.50              $10,458.79              $10,019.53
9/95       $10,657.22              $10,512.13              $10,070.62
10/95      $10,811.75              $10,678.86              $10,230.34
11/95      $10,991.23              $10,846.30              $10,390.76
12/95      $11,096.74              $10,952.59              $10,492.59
1/96       $11,181.08              $11,007.47              $10,545.15
2/96       $11,105.05              $10,958.37              $10,498.12
3/96       $10,962.90              $10,794.33              $10,340.97
4/96       $10,932.21              $10,755.47              $10,303.74
5/96       $10,927.83              $10,769.23              $10,316.93
6/96       $11,046.95              $10,846.45              $10,390.90
7/96       $11,147.47              $10,976.93              $10,515.90
8/96       $11,145.25              $10,980.23              $10,519.06
9/96       $11,301.28              $11,090.47              $10,624.67
10/96      $11,428.98              $11,190.39              $10,720.40
11/96      $11,638.13              $11,366.42              $10,889.03
12/96      $11,589.25              $11,315.50              $10,840.25
1/97       $11,611.27              $11,296.94              $10,822.47
2/97       $11,718.10              $11,399.29              $10,920.52
3/97       $11,562.25              $11,260.45              $10,787.51
4/97       $11,659.37              $11,330.37              $10,854.50
5/97       $11,834.26              $11,467.13              $10,985.51
6/97       $11,960.89              $11,548.78              $11,063.73
7/97       $12,292.20              $11,820.98              $11,324.50
8/97       $12,176.66              $11,723.93              $11,231.53
9/97       $12,321.56              $11,840.35              $11,343.05
10/97      $12,400.42              $11,900.85              $11,401.02
11/97      $12,473.58              $11,950.24              $11,448.33
12/97      $12,655.69              $12,091.02              $11,583.19
1/98       $12,786.05              $12,186.66              $11,674.82
2/98       $12,789.88              $12,202.38              $11,689.88
3/98       $12,801.39              $12,206.40              $11,693.73
4/98       $12,743.79              $12,162.83              $11,651.99
5/98       $12,945.14              $12,340.28              $11,821.99
6/98       $12,995.62              $12,378.17              $11,858.28
7/98       $13,028.11              $12,404.53              $11,883.54
8/98       $13,230.05              $12,572.37              $12,044.33
9/98       $13,395.42              $12,693.44              $12,160.31
10/98      $13,395.42              $12,695.34              $12,162.14
11/98      $13,442.31              $12,733.94              $12,199.11
12/98      $13,475.91              $12,747.69              $12,212.29
1/99       $13,636.28              $12,869.68              $12,329.16
2/99       $13,576.28              $12,823.35              $12,284.77
3/99       $13,595.29              $12,813.09              $12,274.94
4/99       $13,629.27              $12,839.23              $12,299.98
5/99       $13,550.22              $12,780.17              $12,243.40
6/99       $13,355.10              $12,598.18              $12,069.06
7/99       $13,403.18              $12,624.64              $12,094.40
8/99       $13,295.95              $12,491.20              $11,966.57
9/99       $13,301.27              $12,468.96              $11,945.27
10/99      $13,157.62              $12,346.89              $11,828.32
11/99      $13,297.09              $12,436.78              $11,914.43
12/99      $13,197.36              $12,338.53              $11,820.31
1/00       $13,140.61              $12,277.94              $11,762.27
2/00       $13,293.04              $12,445.41              $11,922.71
3/00       $13,584.16              $12,677.27              $12,144.83
4/00       $13,504.01              $12,615.91              $12,086.05
5/00       $13,433.79              $12,554.10              $12,026.82
6/00       $13,789.79              $12,827.52              $12,288.77
7/00       $13,981.47              $12,998.52              $12,452.58
8/00       $14,196.78              $13,157.23              $12,604.62
9/00       $14,122.96              $13,094.47              $12,544.50
10/00      $14,276.90              $13,228.29              $12,672.70
11/00      $14,385.40              $13,321.16              $12,761.67
12/00      $14,740.72              $13,641.66              $13,068.71
1/01       $14,886.66              $13,737.29              $13,160.32
2/01       $14,934.29              $13,805.43              $13,225.60
3/01       $15,068.70              $13,887.29              $13,304.03
4/01       $14,905.96              $13,713.70              $13,137.73
5/01       $15,066.94              $13,836.44              $13,255.31
6/01       $15,167.89              $13,959.86              $13,373.55
7/01       $15,392.38              $14,192.71              $13,596.62
8/01       $15,646.35              $14,399.36              $13,794.58
9/01       $15,593.15              $14,304.61              $13,703.82
10/01      $15,778.71              $14,471.12              $13,863.33
11/01      $15,646.17              $14,345.36              $13,742.86
12/01      $15,497.53              $14,207.79              $13,611.06
1/02       $15,765.64              $14,404.71              $13,799.71
2/02       $15,956.40              $14,588.51              $13,975.80
3/02       $15,643.66              $14,266.11              $13,666.93
4/02       $15,949.49              $14,521.90              $13,911.98
5/02       $16,046.46              $14,622.68              $14,008.53
6/02       $16,216.08              $14,766.71              $14,146.51
7/02       $16,424.61              $14,968.43              $14,339.75
8/02       $16,622.04              $15,168.56              $14,531.48
9/02       $16,986.23              $15,542.76              $14,889.97
10/02      $16,704.60              $15,180.31              $14,542.73
11/02      $16,635.27              $15,114.12              $14,479.33
12/02      $16,986.11              $15,446.78              $14,798.02
1/03       $16,943.13              $15,325.83              $14,682.15
2/03       $17,180.00              $15,572.43              $14,918.38
3/03       $17,190.31              $15,524.31              $14,872.29
4/03       $17,304.11              $15,668.68              $15,010.60
5/03       $17,709.20              $16,094.40              $15,418.44
6/03       $17,633.76              $15,939.09              $15,269.65
7/03       $17,016.57              $15,184.06              $14,546.33
8/03       $17,143.69              $15,373.55              $14,727.86
9/03       $17,647.54              $15,880.42              $15,213.44
10/03      $17,558.77              $15,783.55              $15,120.64
11/03      $17,741.91              $16,010.20              $15,337.77
12/03      $17,888.81              $16,141.32              $15,463.39
1/04       $17,991.32              $16,196.37              $15,516.12
2/04       $18,262.27              $16,511.06              $15,817.60
3/04       $18,198.35              $16,395.48              $15,706.87
4/04       $17,767.05              $15,939.69              $15,270.22
5/04       $17,703.09              $15,901.43              $15,233.57
6/04       $17,766.82              $15,971.40              $15,300.60
7/04       $18,001.34              $16,198.19              $15,517.87
8/04       $18,361.37              $16,518.92              $15,825.12
9/04       $18,458.68              $16,604.82              $15,907.41
10/04      $18,617.43              $16,754.26              $16,050.58
11/04      $18,464.76              $16,509.65              $15,816.24
12/04      $18,690.03              $16,740.78              $16,037.67
1/05       $18,863.85              $16,941.67              $16,230.12
2/05       $18,801.60              $16,831.55              $16,124.63


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 5

  Fund Spotlight as of 2/28/05          Nuveen Massachusetts Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.09   $10.11   $10.02   $10.07
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0325  $0.0265  $0.0280  $0.0340
         --------------------------------------------------------------
         Inception Date              9/07/94  3/07/97 10/06/94 12/22/86
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         3.75% -0.57%
                  -------------------------------------------
                  5-Year                         6.61%  5.69%
                  -------------------------------------------
                  10-Year                        5.61%  5.16%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         3.00% -0.98%
                  -------------------------------------------
                  5-Year                         5.82%  5.66%
                  -------------------------------------------
                  10-Year                        5.01%  5.01%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.21%
                  -------------------------------------------
                  5-Year                         6.05%
                  -------------------------------------------
                  10-Year                        5.01%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.95%
                  -------------------------------------------
                  5-Year                         6.82%
                  -------------------------------------------
                  10-Year                        5.83%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              3.87%  3.70%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.23%  3.10%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.75%  4.56%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.15%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.48%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.65%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.35%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.68%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.94%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.05%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.43%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.04%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.12%       -1.20%
                            ------------------------------------------
                            5-Year            6.04%        5.13%
                            ------------------------------------------
                            10-Year           5.43%        4.98%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.37%       -1.59%
                            ------------------------------------------
                            5-Year            5.23%        5.06%
                            ------------------------------------------
                            10-Year           4.84%        4.84%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.58%
                            ------------------------------------------
                            5-Year            5.45%
                            ------------------------------------------
                            10-Year           4.82%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.31%
                            ------------------------------------------
                            5-Year            6.25%
                            ------------------------------------------
                            10-Year           5.65%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $127,140
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.48
           ---------------------------------------------------------
           Average Duration                                     5.83
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.0%.

                             Annual Report  Page 6

  Fund Spotlight as of 2/28/05          Nuveen Massachusetts Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed     68.0%
AA                      17.5%
A                        5.8%
BBB                      5.3%
BB or Lower              1.2%
NR                       2.2%


Sectors/1/

                    Tax Obligation/General            20.9%
                    ---------------------------------------
                    U.S. Guaranteed                   16.1%
                    ---------------------------------------
                    Education and Civic Organizations 14.4%
                    ---------------------------------------
                    Healthcare                        13.9%
                    ---------------------------------------
                    Tax Obligation/Limited             8.1%
                    ---------------------------------------
                    Long-Term Care                     6.9%
                    ---------------------------------------
                    Water and Sewer                    6.0%
                    ---------------------------------------
                    Other                             13.7%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,028.50 $1,024.80 $1,025.90 $1,029.40 $1,020.33 $1,016.71 $1,017.65 $1,021.32
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.53 $    8.18 $    7.23 $    3.52 $    4.51 $    8.15 $    7.20 $    3.51
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .90%, 1.63%, 1.44% and .70% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 7

  Fund Spotlight as of 2/28/05  Nuveen Massachusetts Insured Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.44   $10.45   $10.44   $10.47
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0320  $0.0255  $0.0270  $0.0335
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0603  $0.0603  $0.0603  $0.0603
      --------------------------------------------------------------------
      Inception Date                    9/07/94  3/06/97  9/15/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         1.95% -2.33%
                  -------------------------------------------
                  5-Year                         6.23%  5.31%
                  -------------------------------------------
                  10-Year                        5.35%  4.90%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         1.19% -2.71%
                  -------------------------------------------
                  5-Year                         5.42%  5.26%
                  -------------------------------------------
                  10-Year                        4.72%  4.72%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         1.46%
                  -------------------------------------------
                  5-Year                         5.66%
                  -------------------------------------------
                  10-Year                        4.73%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.12%
                  -------------------------------------------
                  5-Year                         6.44%
                  -------------------------------------------
                  10-Year                        5.57%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              3.68%  3.52%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.12%  2.99%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.59%  4.40%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              2.93%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.36%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.47%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.10%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.56%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.76%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.84%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.32%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.88%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.61%       -2.70%
                            ------------------------------------------
                            5-Year            5.61%        4.72%
                            ------------------------------------------
                            10-Year           5.15%        4.70%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.85%       -3.04%
                            ------------------------------------------
                            5-Year            4.82%        4.65%
                            ------------------------------------------
                            10-Year           4.54%        4.54%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            1.12%
                            ------------------------------------------
                            5-Year            5.05%
                            ------------------------------------------
                            10-Year           4.54%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.87%
                            ------------------------------------------
                            5-Year            5.83%
                            ------------------------------------------
                            10-Year           5.37%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $90,405
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   16.42
            --------------------------------------------------------
            Average Duration                                    6.00
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.0%.

                             Annual Report  Page 8

  Fund Spotlight as of 2/28/05  Nuveen Massachusetts Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

                        Insured                    97.4%
                        U.S. Guaranteed             2.6%
The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
Sectors/1/

                    Tax Obligation/General            36.8%
                    ---------------------------------------
                    Healthcare                        12.0%
                    ---------------------------------------
                    Tax Obligation/Limited            11.1%
                    ---------------------------------------
                    Housing/Multifamily               11.0%
                    ---------------------------------------
                    Education and Civic Organizations 10.1%
                    ---------------------------------------
                    Water and Sewer                    5.4%
                    ---------------------------------------
                    Other                             13.6%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,019.00 $1,015.20 $1,016.20 $1,019.90 $1,020.38 $1,016.71 $1,017.70 $1,021.32
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.46 $    8.14 $    7.15 $    3.51 $    4.46 $    8.15 $    7.15 $    3.51
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .89%, 1.63%, 1.43% and .70% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 9

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 1.1%

    $  1,500 Boston Industrial Development Financing Authority,            9/12 at 102.00       Ba3 $     1,451,205
              Massachusetts, Senior Revenue Bonds, Crosstown Center
              Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
              Tax)
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.7%

         940 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB         930,487
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 14.2%

         895 Massachusetts Educational Finance Authority, Educational      1/12 at 100.00       AAA         935,794
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

             Massachusetts Development Finance Authority, Revenue Bonds,
             Massachusetts College of Pharmacy and Allied Health
             Sciences, Series 2005D:
       1,125  5.000%, 7/01/24 - AGC Insured                                7/15 at 100.00       AAA       1,176,728
         860  5.000%, 7/01/35 - AGC Insured                                7/15 at 100.00       AAA         887,288

       3,000 Massachusetts Development Finance Authority, Revenue Bonds,   3/09 at 101.00         A       3,075,450
              Curry College, Series 1999A, 5.500%, 3/01/29 - ACA Insured

         750 Massachusetts Development Finance Authority, Revenue Bonds,   9/13 at 100.00       AA-         808,005
              Milton Academy, Series 2003A, 5.000%, 9/01/19

       1,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AA-       1,124,230
              Revenue Bonds, Boston College, Series 1993K, 5.375%,
              6/01/14

         500 Massachusetts Health and Educational Facilities Authority,    7/13 at 100.00       AA+         532,405
              Revenue Bonds, Williams College, Series 2003H, 5.000%,
              7/01/21

         500 Massachusetts Health and Educational Facilities Authority,    7/13 at 100.00       AA+         524,110
              Revenue Bonds, Wellesley College, Series 2003H, 5.000%,
              7/01/26

       1,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AAA       1,135,360
              Revenue Bonds, Massachusetts Institute of Technology,
              Series 2004M, 5.250%, 7/01/15

       2,290 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/05 at 102.00       AAA       2,362,982
              Lesley College, Series 1995A, 6.300%, 7/01/25 - CONNIE
              LEE/AMBAC Insured

         425 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00       BBB         443,980
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System, Series 1999, 5.375%, 2/01/19

             University of Massachusetts Building Authority, Senior Lien
             Project Revenue Bonds, Series 2005-1:
       1,495  5.000%, 5/01/14 - AMBAC Insured                                No Opt. Call       AAA       1,645,203
         860  5.000%, 5/01/15 - AMBAC Insured                                No Opt. Call       AAA         946,525

       1,200 University of Massachusetts Building Authority, Senior Lien  11/13 at 100.00       AAA       1,321,356
              Project Revenue Bonds, Series 2003-1, 5.250%, 11/01/18 -
              AMBAC Insured

       1,000 University of Massachusetts Building Authority, Senior Lien  11/14 at 100.00       AAA       1,088,940
              Project Revenue Bonds, Series 2004-1, 5.250%, 11/01/24 -
              AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 13.7%

       2,900 Massachusetts Development Finance Authority, Revenue Bonds,   8/09 at 101.00         A       3,115,325
              Northern Berkshire Community Services Inc., Series 1999A,
              6.250%, 8/15/29 - ACA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/05 at 100.00       AAA       1,009,360
              Revenue Bonds, Lahey Clinic Medical Center, Series 1993B,
              5.625%, 7/01/15 - MBIA Insured

       1,500 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00       AAA       1,518,255
              Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A,
              4.750%, 7/01/22 - FSA Insured

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA         654,948
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       2,785 Massachusetts Health and Educational Facilities Authority,    7/11 at 101.00       AA-       3,051,692
              Revenue Bonds, Partners HealthCare System Inc., Series
              2001C, 5.750%, 7/01/32

         375 Massachusetts Health and Educational Facilities Authority,    7/11 at 100.00       BBB         401,224
              Revenue Bonds, UMass Memorial Health Care, Series 2001C,
              6.625%, 7/01/32

----
10

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  3,000 Massachusetts Health and Educational Facilities Authority,   11/11 at 101.00        AA $     3,138,750
              Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
              5.250%, 11/15/31 - RAAI Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    1/12 at 101.00        A-       1,064,990
              Revenue Bonds, Covenant Health Systems Obligated Group,
              Series 2002, 6.000%, 7/01/31

       1,250 Massachusetts Health and Educational Facilities Authority,   10/11 at 101.00      BBB+       1,314,725
              Revenue Bonds, Berkshire Health System, Series 2001E,
              6.250%, 10/01/31

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA       1,073,680
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/12 at 101.00       BBB       1,069,200
              Revenue Bonds, Caritas Christi Obligated Group, Series
              2002B, 6.250%, 7/01/22
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.4%

       1,115 Framingham Housing Authority, Massachusetts, GNMA             8/10 at 105.00       AAA       1,236,669
              Collateralized Mortgage Revenue Refunding Bonds, Beaver
              Terrace Apartments, Series 2000A, 6.350%, 2/20/32

       2,895 Massachusetts Development Financing Authority, Assisted      12/09 at 102.00       N/R       2,796,338
              Living Revenue Bonds, Prospect House Apartments, Series
              1999, 7.000%, 12/01/31

          15 Massachusetts Housing Finance Agency, Housing Project         4/05 at 100.00        A+          15,024
              Revenue Refunding Bonds, Series 1993A, 6.375%, 4/01/21

       1,000 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA       1,085,700
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

         500 Massachusetts Housing Finance Agency, Housing Revenue         6/13 at 100.00       AA-         510,555
              Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum
              Tax)
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.5%

         650 Massachusetts Housing Finance Agency, Single Family Housing   6/10 at 100.00        AA         654,056
              Revenue Bonds, Series 84, 5.550%, 12/01/31 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Industrials - 0.3%

         400 Massachusetts Development Finance Agency, Solid Waste           No Opt. Call       BBB         427,924
              Disposal Revenue Bonds, Waste Management Inc., Series
              2003, 5.450%, 6/01/14
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.8%

       1,790 Massachusetts Development Finance Authority, Revenue Bonds,   9/09 at 102.00        AA       1,959,048
              May Institute, Series 1999, 5.750%, 9/01/24 - RAAI Insured

         885 Massachusetts Health and Educational Facilities Authority,    7/05 at 100.00       AAA         894,469
              Revenue Bonds, Cable Housing and Health Services, Series
              1993A, 5.625%, 7/01/13 - MBIA Insured

             Massachusetts Industrial Finance Agency, GNMA
             Collateralized Assisted Living Facility Revenue Bonds, TNG
             Draper Place Project, Series 1998:
         280  5.400%, 8/20/12 (Alternative Minimum Tax)                    8/08 at 105.00       AAA         289,629
       2,490  6.450%, 8/20/39 (Alternative Minimum Tax)                    8/08 at 105.00       AAA       2,756,828

       2,020 Massachusetts Industrial Finance Agency, GNMA                 6/09 at 102.00       AAA       2,117,000
              Collateralized Assisted Living Facility Revenue Bonds,
              Arbors at Taunton LP, Series 1999, 5.500%, 6/20/40
              (Alternative Minimum Tax)

         595 Massachusetts Industrial Finance Agency, FHA-Insured          2/06 at 102.00       AAA         619,734
              Project Revenue Bonds, Heights Crossing LP, Series 1995,
              6.000%, 2/01/15 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 20.1%

         500 Ashland, Massachusetts, General Obligation Bonds, Series      5/15 at 100.00       Aaa         548,655
              2004, 5.250%, 5/15/23 - AMBAC Insured

       1,160 Beverly, Massachusetts, General Obligation Bonds, Series     11/13 at 100.00       Aaa       1,236,200
              2003, 5.000%, 11/01/21 - MBIA Insured

       1,000 Boston, Massachusetts, General Obligation Bonds, Series       8/11 at 100.00       Aa1       1,078,750
              2001B, 5.000%, 8/01/15

       1,500 Boston, Massachusetts, General Obligation Bonds, Series       1/15 at 100.00       Aa1       1,640,775
              2005A, 5.000%, 1/01/17

       1,090 Brookline, Massachusetts, General Obligation Bonds, Series    4/10 at 101.00       Aaa       1,207,371
              2000, 5.375%, 4/01/17

       1,000 Erving, Massachusetts, General Obligation Bonds, Series       6/12 at 101.00       BBB       1,066,520
              2002, 5.500%, 6/15/16

----
11

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,000 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA $     1,075,570
              2003, 5.000%, 2/01/21 - FSA Insured

       1,145 Falmouth, Massachusetts, General Obligation Bonds, Series     2/12 at 101.00       AA+       1,233,863
              2002, 5.000%, 2/01/19

         545 Lawrence, Massachusetts, General Obligation Bonds, Series     2/11 at 100.00       Aaa         578,501
              2001, 5.000%, 2/01/21 - AMBAC Insured

         745 Lowell, Massachusetts, General Obligation Bonds, Series      12/15 at 100.00       Aaa         816,267
              2005, 5.000%, 12/15/18 - MBIA Insured

       1,335 Marlborough, Massachusetts, General Obligation Bonds,         6/09 at 101.00       Aaa       1,447,033
              Series 1999, 5.125%, 6/15/19 - FGIC Insured

       2,500 Massachusetts Bay Transportation Authority, General             No Opt. Call       AAA       3,177,475
              Obligation Transportation System Bonds, Series 1991A,
              7.000%, 3/01/21

       1,250 Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call       Aa2       1,439,838
              Series 2002D, 5.500%, 8/01/19

       1,860 Massachusetts, General Obligation Bonds, Consolidated Loan,   1/13 at 100.00       Aa2       2,034,449
              Series 2003A, 5.000%, 1/01/22

       1,490 Northbridge, Massachusetts, General Obligation Bonds,         2/12 at 101.00       AAA       1,642,844
              Series 2002, 5.250%, 2/15/18 - AMBAC Insured

       1,000 Randolph, Massachusetts, General Obligation Bonds, Series       No Opt. Call       AAA       1,107,300
              2004, 5.000%, 9/01/13 - AMBAC Insured

       1,000 Reading, Massachusetts, General Obligation Bonds, Series      3/14 at 100.00       AAA       1,094,090
              2004, 5.000%, 3/15/15 - MBIA Insured

       1,415 Springfield, Massachusetts, General Obligation Bonds,         1/13 at 100.00       AAA       1,553,642
             Series 2003, 5.250%, 1/15/23 - MBIA Insured

             Westfield, Massachusetts, General Obligation Bonds, Series
             2004:
         695  5.000%, 8/01/18 - AMBAC Insured                              8/14 at 100.50       AAA         756,918
         690  5.000%, 8/01/19 - AMBAC Insured                              8/14 at 100.50       AAA         748,636
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.0%

         680 Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,    5/13 at 100.00       AAA         705,588
              Series 2002, 5.000%, 5/01/32 - AMBAC Insured

         395 Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,    5/14 at 100.00       AAA         417,136
              Series 2004, 5.000%, 5/01/26 - AMBAC Insured

         770 Massachusetts Bay Transportation Authority, Senior Lien         No Opt. Call       AAA         872,202
              Sales Tax Revenue Bonds, Series 2004C, 5.250%, 7/01/21

       1,125 Massachusetts College Building Authority, Project Revenue       No Opt. Call       AAA       1,284,829
              Refunding Bonds, Series 2003B, 5.375%, 5/01/23 - XLCA
              Insured

         550 Massachusetts College Building Authority, Project Revenue     5/14 at 100.00       AAA         590,332
              Bonds, Series 2004A, 5.000%, 5/01/19 - MBIA Insured

         675 Massachusetts Industrial Finance Agency, Library Revenue      7/05 at 102.00       AAA         691,200
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

       1,500 Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00       AAA       1,621,575
              Bonds, Series 2004, 5.250%, 1/01/25 - FGIC Insured

       2,000 Massachusetts, Special Obligation Refunding Notes, Federal      No Opt. Call       Aaa       2,179,180
              Highway Grant Anticipation Note Program, Series 2003A,
              5.000%, 12/15/13 - FSA Insured

       1,500 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA       1,758,930
              Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
              MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Transportation - 4.7%

       3,835 Massachusetts Port Authority, Revenue Bonds, Series 2003A,    7/13 at 100.00       AAA       4,040,518
              5.000%, 7/01/24 - MBIA Insured

       1,950 Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00       AAA       1,961,661
              Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27
              (Alternative Minimum Tax) - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 15.8%

         600 Massachusetts Bay Transportation Authority, General           3/07 at 101.00     AA***         633,960
              Obligation Transportation System Bonds, Series 1997D,
              5.000%, 3/01/27 (Pre-refunded to 3/01/07)

         250 Massachusetts Bay Transportation Authority, Certificates of  12/06 at 100.00     A+***         273,235
              Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded
              to 12/22/06)

       2,625 Massachusetts, General Obligation Bonds, Consolidated Loan,  11/11 at 100.00       AAA       2,865,293
              Series 2001D, 5.000%, 11/01/20 (Pre-refunded to 11/01/11)
              - MBIA Insured

----
12

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

    $  1,250 Massachusetts, General Obligation Bonds, Consolidated Loan,   2/10 at 101.00       AAA $     1,420,863
              Series 2000A, 6.000%, 2/01/14 (Pre-refunded to 2/01/10)

       1,250 Massachusetts, General Obligation Bonds, Consolidated Loan,   8/14 at 100.00    Aa2***       1,373,888
              Series 2004B, 5.000%, 8/01/24 (Pre-refunded to 8/01/14)

       2,000 Massachusetts Development Finance Authority, Revenue Bonds,   1/10 at 101.00       Aaa       2,339,200
              Massachusetts College of Pharmacy and Allied Health
              Sciences, Series 1999B, 6.625%, 7/01/20 (Pre-refunded to
              1/01/10)

       1,960 Massachusetts Health and Educational Facilities Authority,    8/10 at 100.00       AAA       2,086,518
              FHA-Insured Revenue Bonds, Malden Hospital, Series 1982A,
              5.000%, 8/01/16 (Pre-refunded to 8/01/10)

         700 Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00       Aaa         715,827
              Revenue Bonds, Daughters of Charity National Health System
              - Carney Hospital, Series 1994D, 6.100%, 7/01/14
              (Pre-refunded to 7/01/06)

       1,285 Massachusetts Health and Educational Facilities Authority,    2/07 at 102.00    Aa2***       1,398,517
              FHA-Insured Revenue Refunding Bonds, Youville Hospital,
              Series 1997A, 6.250%, 2/15/41 (Pre-refunded to 2/15/07)

       3,000 Massachusetts Health and Educational Facilities Authority,    7/10 at 101.00    N/R***       3,484,230
              Revenue Bonds, Winchester Hospital, Series 2000E, 6.750%,
              7/01/30 (Pre-refunded to 7/01/10)

         570 Massachusetts Port Authority, Revenue Bonds, Series 1982,     7/05 at 100.00       AAA         816,730
              13.000%, 7/01/13

       1,500 Massachusetts Industrial Finance Agency, Healthcare           5/07 at 102.00    N/R***       1,611,285
              Facilities Revenue Bonds, Jewish Geriatric Services Inc.
              Obligated Group, Series 1997B, 5.500%, 5/15/27
              (Pre-refunded to 5/15/07)

       1,000 Massachusetts, Special Obligation Revenue Refunding Bonds,    6/12 at 100.00       AAA       1,117,310
              Series 2002A, 5.375%, 6/01/19 (Pre-refunded to 6/01/12) -
              FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Utilities - 1.7%

       1,000 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA       1,104,940
              Revenue Bonds, SEMass System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       1,000 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB       1,024,790
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.9%

       2,000 Boston Water and Sewerage Commission, Massachusetts,         11/14 at 100.00        AA       2,117,040
              General Revenue Bonds, Senior Series 2004A, 5.000%,
              11/01/25

       1,500 Massachusetts Water Pollution Abatement Trust, Revenue        8/12 at 100.00       AAA       1,645,620
              Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

       1,500 Massachusetts Water Pollution Abatement Trust, Pooled Loan    8/13 at 100.00       AAA       1,590,150
              Program Bonds, Series 9, 5.000%, 8/01/22

       2,000 Massachusetts Water Pollution Abatement Trust, Pooled Loan    8/14 at 100.00       AAA       2,109,859
              Program Bonds, Series 10, 5.000%, 8/01/26
-------------------------------------------------------------------------------------------------------------------
    $115,275 Total Long-Term Investments (cost $118,156,656) - 97.9%                                    124,502,274
-------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.5%

         650 Puerto Rico Government Development Bank, Adjustable                                A-1         650,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.780%, 12/01/15 - MBIA Insured+
-------------------------------------------------------------------------------------------------------------------
    $    650 Total Short-Term Investments (cost $650,000)                                                   650,000
-------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $118,806,656) - 98.4%                                              125,152,274
             -----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.6%                                                         1,988,079
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   127,140,353
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
                                See accompanying notes to financial statements.

----
13

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.7%

    $  1,790 Massachusetts Educational Finance Authority, Educational      1/12 at 100.00       AAA $     1,871,588
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

       1,000 Massachusetts Health and Educational Facilities Authority,   10/12 at 100.00       AAA       1,121,320
              Revenue Bonds, University of Massachusetts - Worcester
              Campus, Series 2002C, 5.500%, 10/01/18 - MBIA Insured

       1,000 Massachusetts Industrial Finance Agency, Revenue Bonds,       3/06 at 102.00       AAA       1,045,080
              College of the Holy Cross, Series 1996, 5.500%, 3/01/20 -
              MBIA Insured

         420 Massachusetts Industrial Finance Agency, Revenue Bonds,      10/05 at 102.00       AAA         436,905
              Babson College, Series 1995A, 5.800%, 10/01/10 - MBIA
              Insured

       1,970 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/08 at 102.00       AAA       2,032,331
              Western New England College, Series 1998, 5.000%, 7/01/28
              - AMBAC Insured

       2,000 University of Massachusetts Building Authority, Senior Lien  11/14 at 100.00       AAA       2,236,600
              Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/18 -
              AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 11.9%

       2,000 Boston, Massachusetts, Special Obligation Bonds, Boston       8/12 at 100.00       AAA       2,147,120
              Medical Center, Series 2002, 5.000%, 8/01/18 - MBIA Insured

       1,700 Massachusetts Health and Educational Facilities Authority,    7/05 at 100.00       AAA       1,715,912
              Revenue Bonds, Lahey Clinic Medical Center, Series 1993B,
              5.625%, 7/01/15 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00       AAA       1,058,540
              Revenue Bonds, Baystate Medical Center, Series 1996E,
              6.000%, 7/01/26 - FSA Insured

          20 Massachusetts Health and Educational Facilities Authority,    7/05 at 100.00       AAA          20,008
              Revenue Bonds, Capital Asset Program, Series 1989G-2,
              7.200%, 7/01/09 - MBIA Insured

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA         654,948
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       1,705 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA       1,775,365
              Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%,
              7/01/25 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA       1,073,680
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       2,290 Puerto Rico Industrial, Tourist, Educational, Medical and     7/05 at 102.00       AAA       2,342,945
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 10.9%

       2,500 Massachusetts Development Finance Authority, GNMA            10/11 at 105.00       AAA       2,800,725
              Collateralized Revenue Bonds, VOA Concord Assisted Living
              Inc., Series 2000A, 6.900%, 10/20/41

       2,500 Massachusetts Development Finance Authority, GNMA             3/12 at 105.00       AAA       2,771,950
              Collateralized Assisted Living Facility Revenue Bonds,
              Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42
              (Alternative Minimum Tax)

         850 Massachusetts Housing Finance Agency, Housing Development     6/08 at 101.00       AAA         855,023
              Revenue Bonds, Series 1998A, 5.375%, 6/01/16 (Alternative
              Minimum Tax) - MBIA Insured

         640 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA         694,848
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

       2,575 Somerville Housing Authority, Massachusetts, GNMA             5/12 at 103.00       AAA       2,757,928
              Collateralized Mortgage Revenue Bonds, Clarendon Hill
              Towers, Series 2002, 5.200%, 11/20/22
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.7%

       3,185 Massachusetts Industrial Finance Agency, GNMA                12/07 at 102.00       AAA       3,378,871
              Collateralized Assisted Living Facility Revenue Bonds,
              Arbors at Amherst LP, Series 1997, 5.950%, 6/20/39
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 36.7%

       2,500 Amherst-Pelham Regional School District, Massachusetts,       5/08 at 101.00       Aaa       2,677,450
              General Obligation Bonds, Series 1998, 5.125%, 5/15/18 -
              AMBAC Insured

       1,520 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA       1,672,182
              2003, 5.250%, 2/01/17 - FSA Insured

----
14

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,265 Freetown Lakeville Regional School District, Plymouth        1/13 at 101.00       AAA $     1,390,463
              County, Massachusetts, General Obligation Bonds, Series
              2003, 5.000%, 1/01/15 - MBIA Insured

       1,000 Lawrence, Massachusetts, General Obligation Bonds, Series    2/11 at 100.00       Aaa       1,061,470
              2001, 5.000%, 2/01/21 - AMBAC Insured

       1,000 Massachusetts Bay Transportation Authority, General          3/08 at 101.00       AAA       1,059,350
              Obligation Transportation System Bonds, Series 1998A,
              5.000%, 3/01/18 - MBIA Insured

       3,000 Massachusetts, General Obligation Bonds, Consolidated Loan,    No Opt. Call       AAA       3,517,080
              Series 2001D, 6.000%, 11/01/13 - MBIA Insured

       4,000 Massachusetts, General Obligation Bonds, Consolidated Loan,    No Opt. Call       AAA       4,495,840
              Series 2004B, 5.250%, 8/01/16 - FSA Insured

       1,500 Monson, Massachusetts, Unlimited Tax General Obligation        No Opt. Call       AAA       1,657,455
              School Refunding Bonds, Series 1993, 5.500%, 10/15/10 -
              MBIA Insured

       1,250 Northampton, Massachusetts, General Obligation Bonds,        9/12 at 101.00       Aaa       1,341,600
              Series 2002, 5.000%, 9/01/19 - MBIA Insured

         190 Northfield, Massachusetts, General Obligation Bonds, Series  4/05 at 101.00       AAA         192,932
              1992, 6.350%, 10/15/09 - MBIA Insured

       1,350 Norwell, Massachusetts, General Obligation Bonds, Series       No Opt. Call       AAA       1,442,259
              2005, 5.000%, 2/15/25 - AMBAC Insured

       1,230 Pioneer Valley Regional School District, Massachusetts,      6/12 at 101.00       Aaa       1,373,553
              General Obligation Bonds, Series 2002, 5.375%, 6/15/19 -
              AMBAC Insured

       1,770 Reading, Massachusetts, General Obligation Bonds, Series     3/14 at 100.00       AAA       1,926,344
              2004, 5.000%, 3/15/16 - MBIA Insured

       2,575 Tantasqua Regional School District, Massachusetts, General   8/10 at 101.00       Aaa       2,753,679
              Obligation Bonds, Series 2000, 5.000%, 8/15/19 - FSA
              Insured

         220 Taunton, Massachusetts, General Obligation Bonds, Series     3/05 at 102.00       AAA         225,300
              1991, 6.800%, 9/01/09 - MBIA Insured

       2,200 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series       No Opt. Call       AAA       3,192,398
              2001, 15.972%, 7/01/19 (IF) - FSA Insured

       2,225 Worcester, Massachusetts, General Obligation Bonds, Series   8/10 at 101.00       AAA       2,432,014
              2000, 5.250%, 8/15/20 - FGIC Insured

         545 Worcester, Massachusetts, General Obligation Bonds, Series   8/11 at 100.00       AAA         609,397
              2001A, 5.500%, 8/15/18 - FGIC Insured
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 11.0%

       2,000 Massachusetts Bay Transportation Authority, Senior Sales     7/12 at 100.00       AAA       2,066,240
              Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/32

       1,000 Massachusetts College Building Authority, Project Revenue      No Opt. Call       AAA       1,134,030
              Refunding Bonds, Series 2003B, 5.375%, 5/01/17 - XLCA
              Insured

       1,160 Massachusetts College Building Authority, Project Revenue    5/14 at 100.00       AAA       1,255,236
              Bonds, Series 2004A, 5.000%, 5/01/17 - MBIA Insured

       1,080 Massachusetts Industrial Finance Agency, Library Revenue     7/05 at 102.00       AAA       1,105,920
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

       2,000 Massachusetts, Special Obligation Dedicated Tax Revenue      1/14 at 100.00       AAA       2,185,320
              Bonds, Series 2004, 5.250%, 1/01/21 - FGIC Insured

       2,000 Puerto Rico Highway and Transportation Authority, Highway    7/14 at 100.00       AAA       2,178,120
              Revenue Bonds, Series 2004J, 5.000%, 7/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Transportation - 3.4%

       1,000 Massachusetts Port Authority, Revenue Bonds, Series 2003C,   7/13 at 100.00       AAA       1,075,060
              5.000%, 7/01/18 - MBIA Insured

       2,000 Massachusetts Turnpike Authority, Metropolitan Highway       1/07 at 102.00       AAA       2,035,860
              System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37
              - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 2.6%

         850 Massachusetts Municipal Wholesale Electric Company, Power    7/05 at 100.00       AAA         914,804
              Supply System Revenue Bonds, Nuclear Project 6, Series
              1993A, 5.000%, 7/01/10 - AMBAC Insured

       1,000 Massachusetts, General Obligation Bonds, Consolidated Loan,  3/12 at 100.00       AAA       1,122,820
              Series 2002B, 5.500%, 3/01/17 (Pre- refunded to 3/01/12) -
              FSA Insured

         295 Massachusetts Health and Educational Facilities Authority,   7/21 at 100.00       AAA         325,081
              Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%,
              7/01/25 (Pre-refunded to 7/01/21) - MBIA Insured

----
15

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Utilities - 3.7%

    $  1,500 Massachusetts Development Finance Agency, Resource Recovery  1/12 at 101.00       AAA $     1,657,410
              Revenue Bonds, SEMass System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       1,600 Puerto Rico Electric Power Authority, Power Revenue Bonds,   7/10 at 101.00       AAA       1,725,904
              Series 2000HH, 5.250%, 7/01/29 - FSA Insured
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.4%

       2,450 Massachusetts Water Resources Authority, General Revenue     8/13 at 100.00       AAA       2,676,821
              Bonds, Series 2004D, 5.000%, 8/01/15 - MBIA Insured

       1,000 Massachusetts Water Resources Authority, General Revenue       No Opt. Call       AAA       1,135,380
              Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured

       1,000 Springfield Water and Sewerage Commission, Massachusetts,    7/14 at 100.00       AAA       1,061,631
              General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 -
              MBIA Insured
------------------------------------------------------------------------------------------------------------------
    $ 82,020 Total Long-Term Investments (cost $85,053,389) - 99.0%                                     89,468,090
------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.3%

         300 Massachusetts Health and Educational Facilities Authority,                       A-1+         300,000
              Capital Asset Program, Variable Rate Demand Obligations,
              Series 1985, 1.800%, 1/01/35 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------
    $    300 Total Short-Term Investments (cost $300,000)                                                  300,000
------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $85,353,389) - 99.3%                                               89,768,090
             ----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.7%                                                          636,479
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $    90,404,569
             ----------------------------------------------------------------------------------------------------

              Primarily all of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
16

Statement of Assets and Liabilities
February 28, 2005

                                                                                              Massachusetts
                                                                               Massachusetts        Insured
------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $118,806,656 and $85,353,389, respectively)  $125,152,274    $89,768,090
Cash                                                                                 563,655             --
Receivables:
  Interest                                                                         1,370,708      1,000,429
  Shares sold                                                                        667,678         26,495
Other assets                                                                             802            656
------------------------------------------------------------------------------------------------------------
    Total assets                                                                 127,755,117     90,795,670
------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                            --          1,620
Payable for shares redeemed                                                           87,002         24,530
Accrued expenses:
  Management fees                                                                     52,561         37,943
  12b-1 distribution and service fees                                                 18,580         15,232
  Other                                                                               52,351         37,807
Dividends payable                                                                    404,270        273,969
------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                614,764        391,101
------------------------------------------------------------------------------------------------------------
Net assets                                                                      $127,140,353    $90,404,569
------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                      $ 45,301,972    $21,232,930
Shares outstanding                                                                 4,491,519      2,033,505
Net asset value per share                                                       $      10.09    $     10.44
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                               $      10.53    $     10.90
------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      $  7,299,699    $ 6,759,160
Shares outstanding                                                                   722,220        646,770
Net asset value and offering price per share                                    $      10.11    $     10.45
------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                      $ 11,159,847    $11,980,687
Shares outstanding                                                                 1,114,120      1,148,118
Net asset value and offering price per share                                    $      10.02    $     10.44
------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                      $ 63,378,835    $50,431,792
Shares outstanding                                                                 6,296,574      4,816,837
Net asset value and offering price per share                                    $      10.07    $     10.47
------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                 $120,820,654    $85,968,085
Undistributed (Over-distribution of) net investment income                          (141,992)       (25,459)
Accumulated net realized gain from investments                                       116,073         46,242
Net unrealized appreciation of investments                                         6,345,618      4,414,701
------------------------------------------------------------------------------------------------------------
Net assets                                                                      $127,140,353    $90,404,569
------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
17

Statement of Operations
Year Ended February 28, 2005

                                                                                   Massachusetts
                                                                    Massachusetts        Insured
-------------------------------------------------------------------------------------------------
Investment Income                                                      $5,740,904    $ 4,443,398
-------------------------------------------------------------------------------------------------
Expenses
Management fees                                                           631,317        499,646
12b-1 service fees - Class A                                               68,533         41,043
12b-1 distribution and service fees - Class B                              69,296         66,073
12b-1 distribution and service fees - Class C                              79,726         94,346
Shareholders' servicing agent fees and expenses                            95,297         65,009
Custodian's fees and expenses                                              38,026         38,908
Trustees' fees and expenses                                                 2,664          2,214
Professional fees                                                          13,415          9,914
Shareholders' reports - printing and mailing expenses                      29,983         21,528
Federal and state registration fees                                         6,416          5,345
Other expenses                                                              4,480          3,782
-------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                              1,039,153        847,808
  Custodian fee credit                                                     (7,528)        (2,881)
-------------------------------------------------------------------------------------------------
Net expenses                                                            1,031,625        844,927
-------------------------------------------------------------------------------------------------
Net investment income                                                   4,709,279      3,598,471
-------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain from investments                                        164,166        391,096
Net change in unrealized appreciation (depreciation) of investments      (524,059)    (2,317,158)
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                  (359,893)    (1,926,062)
-------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             $4,349,386    $ 1,672,409
-------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
18

Statement of Changes in Net Assets

                                                               Massachusetts           Massachusetts Insured
                                                        --------------------------  --------------------------
                                                           Year Ended    Year Ended    Year Ended    Year Ended
                                                              2/28/05       2/29/04       2/28/05       2/29/04
---------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                   $  4,709,279  $  4,624,291  $  3,598,471  $  3,961,152
Net realized gain from investments                           164,166       674,437       391,096       314,346
Net change in unrealized appreciation (depreciation)
 of investments                                             (524,059)    1,045,857    (2,317,158)    1,167,671
---------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 4,349,386     6,344,585     1,672,409     5,443,169
---------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                  (1,388,915)   (1,038,859)     (821,809)     (906,765)
 Class B                                                    (244,478)     (285,132)     (226,130)     (233,286)
 Class C                                                    (379,301)     (401,677)     (430,939)     (462,723)
 Class R                                                  (2,711,619)   (2,937,454)   (2,141,575)   (2,383,340)
From accumulated net realized gains from investments:
 Class A                                                          --            --      (118,836)           --
 Class B                                                          --            --       (38,675)           --
 Class C                                                          --            --       (71,126)           --
 Class R                                                          --            --      (291,343)           --
---------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                             (4,724,313)   (4,663,122)   (4,140,433)   (3,986,114)
---------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                              25,154,774    13,217,484     5,239,680    10,270,132
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                             2,696,361     2,915,906     2,764,948     2,642,834
---------------------------------------------------------------------------------------------------------------
                                                          27,851,135    16,133,390     8,004,628    12,912,966
Cost of shares redeemed                                  (13,540,039)  (10,641,457)  (10,717,819)  (17,789,081)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                             14,311,096     5,491,933    (2,713,191)   (4,876,115)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                     13,936,169     7,173,396    (5,181,215)   (3,419,060)
Net assets at the beginning of year                      113,204,184   106,030,788    95,585,784    99,004,844
---------------------------------------------------------------------------------------------------------------
Net assets at the end of year                           $127,140,353  $113,204,184  $ 90,404,569  $ 95,585,784
---------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of year                              $   (141,992) $   (122,685) $    (25,459) $     (3,439)
---------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
19

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2005, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Funds' shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance
Massachusetts Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such


----
20
municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2005, Massachusetts Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Massachusetts did not invest in any such securities during the fiscal year ended February 28, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
21

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                     Massachusetts
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           2/28/05                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          2,278,620  $ 22,675,538     919,213  $  9,089,174
  Class B                                             35,573       355,153      80,407       798,706
  Class C                                            144,522     1,435,009     238,318     2,350,983
  Class R                                             69,727       689,074      98,437       978,621
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             59,971       596,979      59,558       591,278
  Class B                                              8,777        87,518       9,798        97,474
  Class C                                             19,014       187,960      18,770       185,180
  Class R                                            183,616     1,823,904     206,089     2,041,974
-----------------------------------------------------------------------------------------------------
                                                   2,799,820    27,851,135   1,630,590    16,133,390
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (682,855)   (6,705,111)   (322,162)   (3,195,793)
  Class B                                           (107,874)   (1,074,892)   (106,996)   (1,061,291)
  Class C                                           (145,217)   (1,436,682)   (139,536)   (1,371,432)
  Class R                                           (436,177)   (4,323,354)   (506,479)   (5,012,941)
-----------------------------------------------------------------------------------------------------
                                                  (1,372,123)  (13,540,039) (1,075,173)  (10,641,457)
-----------------------------------------------------------------------------------------------------
Net increase                                       1,427,697  $ 14,311,096     555,417  $  5,491,933
-----------------------------------------------------------------------------------------------------

                                                                 Massachusetts Insured
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           2/28/05                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            304,562  $  3,188,735     445,067  $  4,701,266
  Class B                                             38,632       405,809     117,807     1,241,485
  Class C                                            116,200     1,209,824     283,623     2,983,902
  Class R                                             41,541       435,312     127,119     1,343,479
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             59,189       616,815      52,825       553,240
  Class B                                              8,245        85,927       6,232        65,306
  Class C                                             26,113       271,800      28,067       293,619
  Class R                                            171,388     1,790,406     164,906     1,730,669
-----------------------------------------------------------------------------------------------------
                                                     765,870     8,004,628   1,225,646    12,912,966
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (305,258)   (3,210,446)   (724,373)   (7,607,133)
  Class B                                            (69,357)     (735,971)    (57,628)     (599,368)
  Class C                                           (196,226)   (2,051,779)   (337,695)   (3,491,858)
  Class R                                           (452,101)   (4,719,623)   (583,984)   (6,090,722)
-----------------------------------------------------------------------------------------------------
                                                  (1,022,942)  (10,717,819) (1,703,680)  (17,789,081)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (257,072) $ (2,713,191)   (478,034) $ (4,876,115)
-----------------------------------------------------------------------------------------------------


----
22

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended February 28, 2005, were as follows:

                                                   Massachusetts
                                     Massachusetts       Insured
                ------------------------------------------------
                Purchases              $26,657,922   $23,525,465
                Sales and maturities    12,772,447    27,809,709
                ------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2005, the cost of investments was as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Cost of investments  $118,750,673   $85,250,131
                -----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2005, were as follows:

                                                              Massachusetts
                                               Massachusetts        Insured
    ------------------------------------------------------------------------
    Gross unrealized:
      Appreciation                                $6,622,088     $4,648,971
      Depreciation                                  (220,487)      (131,012)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investments    $6,401,601     $4,517,959
    ------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2005, were as follows:

                                                             Massachusetts
                                               Massachusetts       Insured
     ---------------------------------------------------------------------
     Undistributed net tax-exempt income*           $200,715      $145,253
     Undistributed net ordinary income**               5,581        46,240
     Undistributed net long-term capital gains       116,073            --
     ---------------------------------------------------------------------

* Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2005, paid on March 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 28, 2005 and February 29, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                                Massachusetts
   2005                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from net tax-exempt income          $4,700,459    $3,654,598
   Distributions from net ordinary income**                 906           622
   Distributions from net long-term capital gains            --       519,980
   --------------------------------------------------------------------------

                                                                Massachusetts
   2004                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from net tax-exempt income          $4,683,669    $3,997,908
   Distributions from net ordinary income**                  --        27,047
   Distributions from net long-term capital gains            --            --
   --------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.



----
23

5. Management Fee and Other Transactions with Affiliates

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components-a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of March 31, 2005, the complex-level fee rate was .1920%; that is the funds' effective management fees were reduced by approximately .008%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                                  Fund-Level
                   Average Daily Net Assets         Fee Rate
                   ------------------------------------------
                   For the first $125 million          .3500%
                   For the next $125 million           .3375
                   For the next $250 million           .3250
                   For the next $500 million           .3125
                   For the next $1 billion             .3000
                   For the next $3 billion             .2750
                   For net assets over $5 billion      .2500
                   ------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

                                                     Complex-Level
            Complex-Level Assets/(1)/                     Fee Rate
            -------------------------------------------------------
            For the first $55 billion                        .2000%
            For the next $1 billion                          .1800
            For the next $1 billion                          .1600
            For the next $3 billion                          .1425
            For the next $3 billion                          .1325
            For the next $3 billion                          .1250
            For the next $5 billion                          .1200
            For the next $5 billion                          .1175
            For the next $15 billion                         .1150
            For Managed Assets over $91 billion/(2)/         .1400
            -------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
24

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

                                                  Management
                   Average Daily Net Assets         Fee Rate
                   ------------------------------------------
                   For the first $125 million          .5500%
                   For the next $125 million           .5375
                   For the next $250 million           .5250
                   For the next $500 million           .5125
                   For the next $1 billion             .5000
                   For the next $3 billion             .4750
                   For net assets over $5 billion      .4500
                   ------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of Massachusetts and .975% of the average daily net assets of Massachusetts Insured. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 28, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            Massachusetts
                                              Massachusetts       Insured
       ------------------------------------------------------------------
       Sales charges collected (unaudited)          $82,480       $65,031
       Paid to authorized dealers (unaudited)        71,226        54,646
       ------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          Commission advances (unaudited)       $24,212       $24,060
          -----------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2005, the Distributor retained such 12b-1 fees as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          12b-1 fees retained (unaudited)       $63,971       $68,781
          -----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2005, as follows:

                                                     Massachusetts
                                       Massachusetts       Insured
             -----------------------------------------------------
             CDSC retained (unaudited)       $23,062       $15,301
             -----------------------------------------------------


----
25

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and NAM, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2005, to shareholders of record on March 9, 2005, as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Dividend per share:
                  Class A                  $.0325        $.0320
                  Class B                   .0265         .0255
                  Class C                   .0280         .0270
                  Class R                   .0340         .0335
                -----------------------------------------------


----
26

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations      Less Distributions
                          --------------------------- ----------------------                    -------


MASSACHUSETTS




                                           Net
                Beginning       Net  Realized/            Net                 Ending             Ending
                      Net   Invest- Unrealized        Invest-                    Net                Net
Year Ended          Asset      ment       Gain           ment  Capital         Asset     Total   Assets
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)    (000)
--------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005             $10.13      $.41      $(.04)  $.37   $(.41)     $-- $(.41) $10.09      3.75% $45,302
  2004               9.98       .42        .16    .58    (.43)      --  (.43)  10.13      5.95   28,720
  2003               9.75       .45        .24    .69    (.46)      --  (.46)   9.98      7.27   21,751
  2002               9.70       .48        .07    .55    (.50)      --  (.50)   9.75      5.86   19,878
  2001               9.26       .50        .44    .94    (.50)      --  (.50)   9.70     10.34   18,433
Class B (3/97)
  2005              10.15       .33       (.04)   .29    (.33)      --  (.33)  10.11      3.00    7,300
  2004              10.01       .35        .15    .50    (.36)      --  (.36)  10.15      5.07    7,976
  2003               9.77       .38        .25    .63    (.39)      --  (.39)  10.01      6.58    8,031
  2002               9.72       .41        .06    .47    (.42)      --  (.42)   9.77      4.96    6,588
  2001               9.28       .43        .44    .87    (.43)      --  (.43)   9.72      9.60    4,198
Class C (10/94)
  2005              10.06       .35       (.04)   .31    (.35)      --  (.35)  10.02      3.21   11,160
  2004               9.92       .37        .14    .51    (.37)      --  (.37)  10.06      5.31   11,025
  2003               9.69       .40        .24    .64    (.41)      --  (.41)   9.92      6.73    9,703
  2002               9.64       .43        .06    .49    (.44)      --  (.44)   9.69      5.20    6,614
  2001               9.20       .44        .45    .89    (.45)      --  (.45)   9.64      9.89    6,591
Class R (12/86)
  2005              10.11       .42       (.04)   .38    (.42)      --  (.42)  10.07      3.95   63,379
  2004               9.96       .44        .16    .60    (.45)      --  (.45)  10.11      6.16   65,483
  2003               9.73       .47        .24    .71    (.48)      --  (.48)   9.96      7.59   66,545
  2002               9.67       .50        .07    .57    (.51)      --  (.51)   9.73      5.96   69,034
  2001               9.24       .52        .43    .95    (.52)      --  (.52)   9.67     10.58   68,208
--------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                  Ratios/Supplemental Data
                -------------------------------------------------------------------
                                      Before Credit/         After          After Credit/
                                      Reimbursement     Reimbursement(c)   Reimbursement(d)
MASSACHUSETTS                       -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (9/94)
  2005               .91%    4.06%      .91%    4.06%      .91%    4.06%        11%
  2004               .94     4.25       .94     4.25       .93     4.25         22
  2003               .95     4.62       .95     4.62       .94     4.63         14
  2002               .94     4.96       .94     4.96       .93     4.97         16
  2001               .99     5.23       .95     5.27       .94     5.29         13
Class B (3/97)
  2005              1.66     3.30      1.66     3.30      1.65     3.31         11
  2004              1.68     3.49      1.68     3.49      1.68     3.50         22
  2003              1.70     3.87      1.70     3.87      1.69     3.88         14
  2002              1.69     4.21      1.69     4.21      1.68     4.22         16
  2001              1.74     4.48      1.70     4.52      1.69     4.54         13
Class C (10/94)
  2005              1.46     3.50      1.46     3.50      1.45     3.51         11
  2004              1.48     3.69      1.48     3.69      1.48     3.70         22
  2003              1.50     4.07      1.50     4.07      1.49     4.08         14
  2002              1.49     4.42      1.49     4.42      1.48     4.42         16
  2001              1.54     4.67      1.50     4.71      1.49     4.73         13
Class R (12/86)
  2005               .71     4.25       .71     4.25       .70     4.26         11
  2004               .73     4.45       .73     4.45       .72     4.45         22
  2003               .75     4.83       .75     4.83       .74     4.84         14
  2002               .74     5.16       .74     5.16       .73     5.17         16
  2001               .79     5.43       .75     5.47       .74     5.48         13
-----------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
27

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          --------------------------- -----------------------                     -------


MASSACHUSETTS INSURED




                                           Net
                Beginning       Net  Realized/            Net                   Ending             Ending
                      Net   Invest- Unrealized        Invest-                      Net                Net
Year Ended          Asset      ment       Gain           ment  Capital           Asset     Total   Assets
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains   Total   Value Return(b)    (000)
----------------------------------------------------------------------------------------------------------
Class A (9/94)
     2005          $10.72      $.41      $(.21) $ .20   $(.42)   $(.06) $(.48) $ 10.44      1.95% $21,233
     2004           10.54       .43        .19    .62    (.44)      --   (.44)   10.72      6.03   21,179
     2003           10.36       .45        .23    .68    (.47)    (.03)  (.50)   10.54      6.74   23,212
     2002           10.30       .50        .07    .57    (.49)    (.02)  (.51)   10.36      5.67   16,970
     2001            9.77       .49        .55   1.04    (.50)    (.01)  (.51)   10.30     10.93   14,669
Class B (3/97)
     2005           10.73       .33       (.21)   .12    (.34)    (.06)  (.40)   10.45      1.19    6,759
     2004           10.55       .35        .19    .54    (.36)      --   (.36)   10.73      5.24    7,183
     2003           10.37       .38        .23    .61    (.40)    (.03)  (.43)   10.55      5.94    6,361
     2002           10.31       .42        .07    .49    (.41)    (.02)  (.43)   10.37      4.87    3,574
     2001            9.78       .42        .55    .97    (.43)    (.01)  (.44)   10.31     10.06    2,308
Class C (9/94)
     2005           10.71       .35       (.20)   .15    (.36)    (.06)  (.42)   10.44      1.46   11,981
     2004           10.53       .37        .19    .56    (.38)      --   (.38)   10.71      5.43   12,879
     2003           10.35       .40        .22    .62    (.41)    (.03)  (.44)   10.53      6.14   12,935
     2002           10.28       .44        .08    .52    (.43)    (.02)  (.45)   10.35      5.17    5,940
     2001            9.75       .44        .54    .98    (.44)    (.01)  (.45)   10.28     10.29    1,667
Class R (12/86)
     2005           10.75       .43       (.21)   .22    (.44)    (.06)  (.50)   10.47      2.12   50,432
     2004           10.56       .45        .20    .65    (.46)      --   (.46)   10.75      6.30   54,344
     2003           10.38       .48        .22    .70    (.49)    (.03)  (.52)   10.56      6.91   56,496
     2002           10.31       .52        .08    .60    (.51)    (.02)  (.53)   10.38      5.95   54,719
     2001            9.78       .51        .55   1.06    (.52)    (.01)  (.53)  10. 31     11.11   53,878
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                  Ratios/Supplemental Data
                -------------------------------------------------------------------
                                      Before Credit/         After          After Credit/
                                      Reimbursement     Reimbursement(c)   Reimbursement(d)
MASSACHUSETTS INSURED               -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (9/94)
     2005            .91%    3.95%      .91%    3.95%      .90%    3.95%        26%
     2004            .93     4.11       .93     4.11       .92     4.12         36
     2003            .93     4.36       .93     4.36       .92     4.38         18
     2002            .95     4.78       .95     4.78       .92     4.81         23
     2001           1.05     4.92      1.05     4.92      1.04     4.93          8
Class B (3/97)
     2005           1.66     3.20      1.66     3.20      1.65     3.20         26
     2004           1.68     3.37      1.68     3.37      1.67     3.37         36
     2003           1.68     3.59      1.68     3.59      1.67     3.61         18
     2002           1.69     4.03      1.69     4.03      1.67     4.06         23
     2001           1.80     4.17      1.80     4.17      1.79     4.18          8
Class C (9/94)
     2005           1.46     3.40      1.46     3.40      1.45     3.40         26
     2004           1.48     3.56      1.48     3.56      1.47     3.57         36
     2003           1.48     3.79      1.48     3.79      1.47     3.81         18
     2002           1.49     4.25      1.49     4.25      1.46     4.27         23
     2001           1.60     4.37      1.60     4.37      1.59     4.38          8
Class R (12/86)
     2005            .71     4.15       .71     4.15       .70     4.15         26
     2004            .73     4.31       .73     4.31       .72     4.32         36
     2003            .73     4.58       .73     4.58       .72     4.59         18
     2002            .75     4.98       .75     4.98       .73     5.00         23
     2001            .85     5.12       .85     5.12       .84     5.13          8
-----------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated April 12, 2002.

PricewaterhouseCoopers LLP

Chicago, IL
April 19, 2005


----
29

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman and Director (since 1996) of Nuveen       154
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp./4/;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management; Director (since 1996) of
                                                          Institutional Capital Corporation; Chairman
                                                          and Director (since 1999) of Rittenhouse
                                                          Asset Management, Inc.; Chairman of Nuveen
                                                          Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        154
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (1989) as Senior Vice President of         154
7/29/34                                                   The Northern Trust Company; Director,
333 W. Wacker Drive                                       Community Advisory Board for Highland Park
Chicago, IL 60606                                         and Highwood, United Way of the North Shore
                                                          (since 2002).


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          154
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire & Casualty Company; formerly Director,
                                                          Federal Reserve Bank of Chicago; formerly,
                                                          President and Chief Operating Officer, SCI
                                                          Financial Group, Inc., a regional financial
                                                          services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       154
3/16/48                                                   School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2003); previously Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director, Credit Research
                                                          Center at Georgetown University; Director of
                                                          Xerox Corporation (since 2004).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (2004) as Chairman, JPMorgan Fleming       152
10/28/42                                                  Asset Management, President and CEO, Banc
333 W. Wacker Drive                                       One Investment Advisors Corporation, and
Chicago, IL 60606                                         President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; currently a member
                                                          of the American and Wisconsin Bar
                                                          Associations.


---------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997      Chairman, formerly, Senior Partner and Chief       154
9/24/44                                                   Operating Officer, Miller-Valentine Partners
333 W. Wacker Drive                                       Ltd., a real estate investment company;
Chicago, IL 60606                                         formerly, Vice President, Miller-Valentine
                                                          Realty, a construction company; Chair,
                                                          Premier Health Partners, the not-for-profit
                                                          company of Miami Valley Hospital; Board
                                                          Member, formerly Chair, Dayton Development
                                                          Coalition; President, Dayton Philharmonic
                                                          Orchestra; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton,
                                                          Ohio and Business Advisory Council,
                                                          Cleveland Federal Reserve Bank.

----
30

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                  Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate              Held with       Elected or   Including other Directorships                  Overseen by
and Address            the Funds      Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee            1997      Executive Director, Gaylord and Dorothy            154
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine     Trustee            2005      Senior Vice President for Business and             154
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                  Position(s)     Year First                                                 Fund Complex
Birthdate              Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed (3) During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:

---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988      Managing Director (since 2002), Assistant          154
9/9/56                 Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos     Vice President     2004      Managing Director (since 2005), previously,        154
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000      Vice President (since 2002), formerly,             154
2/3/66                 and Assistant                Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                    previously, Associate of Nuveen Investments,
Chicago, IL 60606                                   LLC.


---------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999      Vice President of Nuveen Investments, LLC          154
11/28/67               and Treasurer                (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                 President (since 1997); Vice President and
Chicago, IL 60606                                   Treasurer of Nuveen Investments, Inc. (since
                                                    1999); Vice President and Treasurer of
                                                    Nuveen Advisory Corp. and Nuveen
                                                    Institutional Advisory Corp./4/ (since
                                                    1999); Vice President and Treasurer of
                                                    Nuveen Asset Management (since 2002) and of
                                                    Nuveen Investments Advisers Inc. (since
                                                    2002); Assistant Treasurer of NWQ Investment
                                                    Management Company, LLC (since 2002); Vice
                                                    President and Treasurer of Nuveen
                                                    Rittenhouse Asset Management, Inc. (since
                                                    2003); Chartered Financial Analyst.

----
31

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First                                                 Fund Complex
Birthdate             Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000      Vice President (since 2002) and Assistant          154
9/24/64               and Secretary                General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp./4/ and Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004) formerly,           154
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/; Managing Director of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002) of Nuveen           154
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/ (since 1995); Managing
                                                   Director of Nuveen Asset Management (since
                                                   2001); Vice President of Nuveen Investment
                                                   Advisers Inc. (since 2002); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              154
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              154
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.;/4/ formerly, Senior Attorney
                                                   (1994 to 2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              154
3/22/63                                            Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                President (since 1999); prior thereto,
Chicago, IL 60606                                  Associate of Nuveen Investments, LLC;
                                                   Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President (since 1999), previously,           154
8/27/61                                            Assistant Vice President (since 1993) of
333 W. Wacker Drive                                Nuveen Investments, LLC.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988      Vice President, Assistant Secretary and            154
7/27/51               and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                    Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Assistant Secretary of Nuveen Investments,
                                                   Inc. and (since 1997) Nuveen Asset
                                                   Management; Vice President (since 2000),
                                                   Assistant Secretary and Assistant General
                                                   Counsel (since 1998) of Rittenhouse Asset
                                                   Management; Vice President and Assistant
                                                   Secretary of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Secretary of
                                                   NWQ Investment Management Company, LLC
                                                   (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
32

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
33

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MA-0205D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended                    Audit Fees Billed Audit-Related Fees    Tax Fees     All Other Fees
February 28, 2005                        to Funds       Billed to Funds   Billed to Funds Billed to Funds
---------------------------------------------------------------------------------------------------------
Name of Series
--------------
Connecticut Municipal Bond                     $13,288                 $0          $  923              $0
California Municipal Bond                       12,336                  0             822               0
California Insured Municipal Bond               12,510                  0             828               0
Massachusetts Municipal Bond                     8,543                  0             353               0
Massachusetts Insured Municipal Bond             8,107                  0             290               0
New York Municipal Bond                         14,431                  0           1,067               0
New York Insured Municipal Bond                 15,291                  0           1,164               0
New Jersey Municipal Bond                       10,155                  0             534               0
                                     --------------------------------------------------------------------
 Total                                         $94,661                 $0          $5,981              $0

                                              Percentage Approved Pursuant to Pre-approval Exception
                                     -----------------------------------------------------------------------
                                     Audit Fees Billed  Audit-Related Fees     Tax Fees      All Other Fees
                                         to Funds        Billed to Funds    Billed to Funds  Billed to Funds
-------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Connecticut Municipal Bond                           0%                  0%               0%               0%
California Municipal Bond                            0                   0                0                0
California Insured Municipal Bond                    0                   0                0                0
Massachusetts Municipal Bond                         0                   0                0                0
Massachusetts Insured Municipal Bond                 0                   0                0                0
New York Municipal Bond                              0                   0                0                0
New York Insured Municipal Bond                      0                   0                0                0
New Jersey Municipal Bond                            0                   0                0                0

Fiscal Year Ended                    Audit Fees Billed Audit-Related Fees    Tax Fees     All Other Fees
February 29, 2004                        to Funds       Billed to Funds   Billed to Funds Billed to Funds
---------------------------------------------------------------------------------------------------------
Name of Series
--------------
Connecticut Municipal Bond                     $13,171                 $0          $  701              $0
California Municipal Bond                       12,095                  0             653               0
California Insured Municipal Bond               12,270                  0             662               0
Massachusetts Municipal Bond                     8,013                  0             464               0
Massachusetts Insured Municipal Bond             7,833                  0             446               0
New York Municipal Bond                         13,729                  0             748               0
New York Insured Municipal Bond                 15,001                  0             799               0
New Jersey Municipal Bond                        9,573                  0             541               0
                                     --------------------------------------------------------------------
 Total                                         $91,685                 $0          $5,014              $0

                                            Percentage Approved Pursuant to Pre-approval Exception
                                     --------------------------------------------------------------------
                                     Audit Fees Billed Audit-Related Fees    Tax Fees     All Other Fees
                                         to Funds       Billed to Funds   Billed to Funds Billed to Funds
---------------------------------------------------------------------------------------------------------
Name of Series
--------------
Connecticut Municipal Bond                  N/A                N/A             N/A             N/A
California Municipal Bond                   N/A                N/A             N/A             N/A
California Insured Municipal Bond           N/A                N/A             N/A             N/A
Massachusetts Municipal Bond                N/A                N/A             N/A             N/A
Massachusetts Insured Municipal Bond        N/A                N/A             N/A             N/A
New York Municipal Bond                     N/A                N/A             N/A             N/A
New York Insured Municipal Bond             N/A                N/A             N/A             N/A

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                             Audit-Related Fees     Tax Fees Billed to     All Other Fees
                            Billed to Adviser and      Adviser and        Billed to Adviser
Fiscal Year Ended              Affiliated Fund       Affiliated Fund     and Affiliated Fund
February 28, 2005             Service Providers     Service Providers     Service Providers
---------------------------------------------------------------------------------------------
Nuveen Multistate Trust II $                    0  $                 0  $                  0



                                 Percentage Approved Pursuant to Pre-approval Exception
                           -----------------------------------------------------------------
                             Audit-Related Fees     Tax Fees Billed to     All Other Fees
                            Billed to Adviser and      Adviser and        Billed to Adviser
                               Affiliated Fund       Affiliated Fund     and Affiliated Fund
                              Service Providers     Service Providers     Service Providers
                           -----------------------------------------------------------------
                                                0%                   0%                    0%




                             Audit-Related Fees     Tax Fees Billed to     All Other Fees
                            Billed to Adviser and      Adviser and        Billed to Adviser
Fiscal Year Ended              Affiliated Fund       Affiliated Fund     and Affiliated Fund
February 29, 2004             Service Providers     Service Providers     Service Providers
---------------------------------------------------------------------------------------------
Nuveen Multistate Trust II $                    0  $                 0  $                  0



                                 Percentage Approved Pursuant to Pre-approval Exception
                           -----------------------------------------------------------------
                             Audit-Related Fees     Tax Fees Billed to     All Other Fees
                            Billed to Adviser and      Adviser and        Billed to Adviser
                               Affiliated Fund       Affiliated Fund     and Affiliated Fund
                              Service Providers     Service Providers     Service Providers
                           -----------------------------------------------------------------
                                                0%                   0%                    0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                            Total Non-Audit Fees
                                                           billed to Adviser and
                                                          Affiliated Fund Service   Total Non-Audit Fees
                                                           Providers (engagements   billed to Adviser and
                                                          related directly to the  Affiliated Fund Service
Fiscal Year Ended                    Total Non-Audit Fees operations and financial  Providers (all other
February 28, 2005                      Billed to Trust    reporting of the Trust)       engagements)       Total
-----------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Connecticut Municipal Bond                         $  923                       $0                      $0 $  923
California Municipal Bond                             822                        0                       0    822
California Insured Municipal Bond                     828                        0                       0    828
Massachusetts Municipal Bond                          353                        0                       0    353
Massachusetts Insured Municipal Bond                  290                        0                       0    290
New York Municipal Bond                             1,067                        0                       0  1,067
New York Insured Municipal Bond                     1,164                        0                       0  1,164
New Jersey Municipal Bond                             534                        0                       0    534
                                     ----------------------------------------------------------------------------
 Total                                             $2,926                       $0                      $0 $2,926

                                                            Total Non-Audit Fees
                                                           billed to Adviser and
                                                          Affiliated Fund Service   Total Non-Audit Fees
                                                           Providers (engagements   billed to Adviser and
                                                          related directly to the  Affiliated Fund Service
Fiscal Year Ended                    Total Non-Audit Fees operations and financial  Providers (all other
February 29, 2004                      Billed to Trust    reporting of the Trust)       engagements)       Total
-----------------------------------------------------------------------------------------------------------------
Name of Series
--------------
Connecticut Municipal Bond                         $  701                       $0                      $0 $  701
California Municipal Bond                             653                        0                       0    653
California Insured Municipal Bond                     662                        0                       0    662
Massachusetts Municipal Bond                          464                        0                       0    464
Massachusetts Insured Municipal Bond                  446                        0                       0    446
New York Municipal Bond                               748                        0                       0    748
New York Insured Municipal Bond                       799                        0                       0    799
New Jersey Municipal Bond                             541                        0                       0    541
                                     ----------------------------------------------------------------------------
 Total                                             $2,480                       $0                      $0 $2,480

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date May 6, 2005
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date May 6, 2005
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date May 6, 2005
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.